DATED MAY 7, 2025

COMBINED INFORMATION STATEMENT

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA CLEARTRACK® RETIREMENT INCOME

TRANSAMERICA CLEARTRACK® 2025

TRANSAMERICA CLEARTRACK® 2030

TRANSAMERICA CLEARTRACK® 2035

TRANSAMERICA CLEARTRACK® 2040

TRANSAMERICA CLEARTRACK® 2045

TRANSAMERICA CLEARTRACK® 2050

(each, a “Target Fund” and together, the “Target Funds”)

AND

PROSPECTUS

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA ASSET ALLOCATION – CONSERVATIVE PORTFOLIO

TRANSAMERICA ASSET ALLOCATION – MODERATE PORTFOLIO

TRANSAMERICA ASSET ALLOCATION – MODERATE GROWTH PORTFOLIO

TRANSAMERICA ASSET ALLOCATION – GROWTH PORTFOLIO

(each, a “Destination Fund” and together, the “Destination Funds”)

The address and telephone number of each Target Fund and each Destination Fund is:

1801 California Street, Suite 5200

Denver, Colorado 80202

(Toll free) 1-888-233-4339

TRANSAMERICA FUNDS

1801 California Street, Suite 5200

Denver, CO 80202

May 7, 2025

Dear Shareholder:

The Board of your Transamerica fund has approved the reorganization of your fund into another Transamerica fund. The reorganization is expected to occur on or about June 20, 2025. Upon completion of the reorganization, you will become a shareholder of the destination Transamerica fund, and you will receive shares of the destination fund equal in value to your shares of your current Transamerica fund. The destination fund is anticipated to have a larger asset base resulting from the reorganization, which we expect will offer the potential for greater operating efficiencies and economies of scale in the destination fund, including the potential for lower expense ratios, the ability to effect larger portfolio transactions and the ability to spread fixed costs over the larger asset base. The reorganization is expected to be tax-free for federal income tax purposes and no sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the reorganization.

The reorganization does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed combined Information Statement/Prospectus, which contains information about the destination fund including its investment objective, strategies, risks, performance, fees and expenses.

The Board of your fund has unanimously approved your fund’s reorganization and believes the reorganization is in the best interests of your fund and its shareholders.

If you have any questions, please call 1-888-233-4339 between 8:00 a.m. – 6:30 p.m. (Eastern time). Thank you for your investment in the Transamerica funds.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman of the Board, President and Chief Executive Officer

COMBINED INFORMATION STATEMENT

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA CLEARTRACK® RETIREMENT INCOME

TRANSAMERICA CLEARTRACK® 2025

TRANSAMERICA CLEARTRACK® 2030

TRANSAMERICA CLEARTRACK® 2035

TRANSAMERICA CLEARTRACK® 2040

TRANSAMERICA CLEARTRACK® 2045

TRANSAMERICA CLEARTRACK® 2050

(each, a “Target Fund” and together, the “Target Funds”)

AND

PROSPECTUS

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA ASSET ALLOCATION – CONSERVATIVE PORTFOLIO

TRANSAMERICA ASSET ALLOCATION – MODERATE PORTFOLIO

TRANSAMERICA ASSET ALLOCATION – MODERATE GROWTH PORTFOLIO

TRANSAMERICA ASSET ALLOCATION – GROWTH PORTFOLIO

(each, a “Destination Fund” and together, the “Destination Funds”)

Shares of the Destination Funds have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

An investment in any Target Fund or Destination Fund (each sometimes referred to herein as a “Fund”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Funds.

This Information Statement/Prospectus sets forth information about the Destination Funds that an investor ought to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined information statement and prospectus, dated May 7, 2025 (the “Information Statement/Prospectus”), is being furnished in connection with the reorganizations (each, a “Reorganization,” and together the “Reorganizations”) of certain series of Transamerica Funds (the “Trust”), a Delaware statutory trust (each, a “Target Fund,” and together the “Target Funds”) into certain other series of the Trust (each, a “Destination Fund,” and together the “Destination Funds”). This Information Statement/Prospectus is being mailed to shareholders of the Target Funds on or about May 9, 2025.

The Board of Trustees (the “Board” or the “Trustees”) of the Trust has approved the Reorganizations. The Board determined that each Reorganization is in the best interests of the applicable Target Fund and the corresponding Destination Fund and will not dilute the interests of the existing shareholders of the Target Fund or the Destination Fund. A copy of the form of Agreement and Plan of Reorganization (the “Plan”) for each Reorganization is attached to this Information Statement/Prospectus as Exhibit A.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

The following table indicates (a) the Target Fund and corresponding Destination Fund involved in each Reorganization, (b) the corresponding Destination Fund shares that each Target Fund shareholder will receive, and (c) on what page of this Information Statement/Prospectus the discussion regarding each Reorganization group begins. The Reorganizations are grouped and numbered in the table below. The consummation of a particular Reorganization in Group 1, 3, and 4 is contingent on the consummation of the other Reorganization(s) in that group. The Reorganization(s) in a group are not contingent on the Reorganization(s) in any other group.

Please read this Information Statement/Prospectus, including Exhibit A and Exhibit B, carefully. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your Target Fund’s Reorganization.

The date of this Information Statement/Prospectus is May 7, 2025.

For more complete information about each Fund, please read the Fund’s summary prospectus, prospectus and statement of additional information, as they may be amended and/or supplemented. Each Fund’s summary prospectus, prospectus and Statement of Additional Information, and other additional information about each Fund, has been filed with the SEC (https://www.sec.gov) and is also available upon request and without charge by calling the Funds’ toll-free numbers shown below.

Where to Get More Information

Each Fund’s current summary prospectus, prospectus and statement of additional information, including any applicable supplements thereto.

On file with the SEC (https://www.sec.gov) (File Nos. 033-02659 and 811-04556) and available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or visiting the Funds’ website at https://www.transamerica.com/financial-pro/investments/prospectus.

Each Fund’s most recent annual and semi-annual reports to shareholders.

On file with the SEC (https://www.sec.gov) (File No. 811-04556) and available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at https://www.transamerica.com/financial-pro/investments/prospectus

A statement of additional information for this Information Statement/Prospectus, dated May 7, 2025 (the “SAI”). The SAI contains additional information about the Target Funds and the Destination Funds.

On file with the SEC (https://www.sec.gov) (File No. 333-286367) and available at no charge by calling the Funds’ toll-free number: 1-888-233-4339. The SAI is incorporated by reference into this Information Statement/Prospectus.

To ask questions about this Information Statement/Prospectus, call the following toll-free telephone number: 1-888-233-4339.

Each Target Fund’s current prospectus and statement of additional information, dated March 1, 2025, as supplemented (File Nos. 033-02659 and 811-04556), are incorporated by reference into this Information Statement/Prospectus.

QUESTIONS AND ANSWERS

For your convenience, we have provided a brief overview of the Reorganizations. Additional information is contained elsewhere in this Information Statement/Prospectus and in the Plan, a form of which is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including Exhibit A, and the applicable Destination Fund’s prospectus (please see “Where to Get More Information” above for instructions on where to find this prospectus) carefully for more complete information.

How Will the Reorganizations Work?

•

On the closing date of each Reorganization, expected to be on or about June 20, 2025, (the “Closing Date”), the Target Fund will transfer all of its property and assets (whether absolute or contingent, known or unknown) to the corresponding Destination Fund. In exchange, each Destination Fund will assume all of the liabilities (whether absolute or contingent, known or unknown) of the applicable Target Fund and issue shares to the Target Fund, as described below.

•

For each Reorganization, the Destination Fund will issue a number of its Class R3 shares to the applicable Target Fund on the Closing Date having an aggregate net asset value equal to the aggregate net asset value of such Target Fund’s Class R3 shares. Each Destination Fund also offers Class A, C, I, and R shares. This Information Statement/Prospectus relates only to the Class R3 shares of the Destination Funds to be issued in the Reorganizations.

•

Class R3 shares of each Destination Fund will then be distributed on the Closing Date to the corresponding Target Fund’s shareholders in complete liquidation of the Target Fund in proportion to the relative net asset value of their holdings of Class R3 shares of the Target Fund immediately prior to the Reorganization. Therefore, on the Closing Date, upon completion of the applicable Reorganization, each Target Fund shareholder will hold Class R3 shares of the applicable Destination Fund with the same aggregate net asset value as the Target Fund Class R3 shares held by that shareholder immediately prior to the Reorganization. The net asset value attributable to Class R3 shares of the Target Funds will be determined using the Target Funds’ valuation policies and procedures and the net asset value attributable to Class R3 shares of the Destination Funds will be determined using the Destination Funds’ valuation policies and procedures. The assets of the Target Funds and the Destination Funds are valued using the same valuation policies and procedures.

•	Each Target Fund will be terminated after the Closing Date.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of any of the Reorganizations.

•

Following the Reorganizations, shareholders of the Target Funds will be subject to the fees and expenses of the corresponding Destination Fund. Please see “Why did the Trustees Approve the Reorganizations?” and “How do the Target Funds and the Destination Funds compare?” below for a further discussion of fees and expenses.

•

Transamerica Asset Management, Inc. (“TAM”) is the investment manager to the Target Funds and the Destination Funds. Wilshire Advisors LLC (“Wilshire”) serves as the sub-adviser to the Target Funds and Goldman Sachs Asset Management, L.P. (“GSAM”) serves as the sub-adviser to the Destination Funds. Following the Reorganizations, (i) TAM will continue to act as the investment manager to the Destination Funds and (ii) GSAM will continue to serve as the sub-adviser to the Destination Funds.

•

The Reorganizations are grouped and numbered in the table below. The consummation of a particular Reorganization listed in Group 1, 3, or 4 is contingent on the consummation of the other Reorganization in that group. The Reorganization(s) in a group are not contingent on the Reorganization(s) in any other group.

Reorganization	Target Fund & Share Class	Destination Fund & Share Class

Group 1	Transamerica ClearTrack® Retirement Income Class R3 Transamerica ClearTrack® 2025 Class R3	Transamerica Asset Allocation – Conservative Portfolio Class R3

Group 2	Transamerica ClearTrack® 2030 Class R3	Transamerica Asset Allocation – Moderate Portfolio Class R3

Group 3	Transamerica ClearTrack® 2035 Class R3 Transamerica ClearTrack® 2040 Class R3	Transamerica Asset Allocation – Moderate Growth Portfolio Class R3

Group 4	Transamerica ClearTrack® 2045 Class R3 Transamerica ClearTrack® 2050 Class R3	Transamerica Asset Allocation – Growth Portfolio Class R3

What are the Federal Income Tax Consequences of the Reorganizations?

The exchange of Target Fund shares for Destination Fund shares in the Reorganizations is not expected to result in income, gain or loss being recognized for federal income tax purposes by a Target Fund shareholder. The Reorganizations generally are not expected to result in the recognition of gain or loss for federal income tax purposes by a Target Fund or Destination Fund. Please see “What are the Federal Income Tax Consequences of the Reorganizations?” below for a further discussion of the tax consequences.

Why did the Trustees Approve each Reorganization?

The Board of your Target Fund, including all of the Trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds, TAM or Transamerica Capital, LLC (“TCL”), the Funds’ distributor (the “Independent Trustees”), after careful consideration, determined that the Reorganization is in the best interests of your Target Fund and will not dilute the interests of the shareholders of the Target Fund. The Board also serves as the Board of the Destination Funds. The Board, including all of the Independent Trustees, also approved the Reorganizations with respect to the Destination Funds. The Board determined that each Reorganization is in the best interests of each Destination Fund and that the interests of the Destination Fund’s shareholders will not be diluted as a result of the Reorganization.

In approving each Reorganization, the Board considered, among other things, (i) that the Target Fund and the corresponding Destination Fund have similar investment objectives and principal investment strategies, (ii) that TAM views the Target Fund as sub-scale, (iii) the larger combined asset base resulting from the Reorganization will offer the potential for greater operating efficiencies and economies of scale in the combined Destination Fund, including the potential for lower expense ratios, the ability to effect larger portfolio transactions, and the ability to spread fixed costs over a larger asset base, (iv) the benefits of the Reorganization to TAM, including that TAM would no longer need to subsidize the Target Fund and that the Reorganization would streamline the Transamerica fund family, (v) the management fee schedule of the combined Destination Fund following the Reorganization will be reduced, (vi) with respect to Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Asset Allocation – Growth Portfolio, the expense limit for Class R3 shares will be reduced and the term of the reduced expense limit will run through March 1, 2027, (vii) the fact that the net expense ratio of Class R3 shares of the combined Destination Fund immediately following the Reorganization is expected to be the same as or lower than the net expense ratio of the Class R3 shares of the Target Fund prior to the Reorganization, (viii) the performance of the Target Fund and the corresponding Destination Fund, and (ix) the anticipated tax-free nature of the Reorganization. See “Reasons for the Reorganization” in the description of the Reorganization for additional information regarding the Board’s considerations.

How do the Target Funds and the Destination Funds compare?

There are similarities between the Target Funds and their respective Destination Funds, as well as certain differences, including:

•

Investment Manager, Sub-Advisers and Portfolio Managers. Each Fund is managed by TAM. Wilshire serves as the sub-adviser to each Target Fund. Nathan Palmer, CFA, and Anthony Wicklund, CFA are the portfolio managers responsible for the day-to-day management of the Target Funds. GSAM serves as the sub-adviser to each Destination Fund. Neill Nuttall, Alexandra Wilson-Elizondo and Siwen Wu are the portfolio managers responsible for the day-to-day management of the Destination Funds. The analytical tools, techniques and investment-selection process used by Wilshire in sub-advising the Target Funds differ from those used by GSAM in sub-advising the Destination Funds.

•

Investment Objective. The Target Funds and the Destination Funds pursue similar investment objectives. The Target Funds seek the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with their asset mix. The Destination Funds seek, as applicable, current income and preservation of capital (Transamerica Asset Allocation – Conservative Portfolio), capital appreciation and current income (Transamerica Asset Allocation – Moderate Portfolio), capital appreciation with current income as a secondary objective (Transamerica Asset Allocation – Moderate Growth Portfolio) and long-term capital appreciation (Transamerica Asset Allocation – Growth Portfolio).

•

Investment Strategy. The Target Funds are funds of funds that invest primarily in a combination of actively managed Transamerica funds (“funds”) and index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers. The Target Funds seek to achieve their objective by investing normally in a combination of underlying funds and ETFs representing a variety of broad asset classes – including fixed-income, domestic equity, foreign equity, and real estate – and investment styles and focuses. Underlying fixed-income funds and ETFs may include funds that invest primarily in investment grade fixed-income securities, treasury inflation-protected securities, or in high yield, high risk fixed-income securities rated below investment grade (commonly known as “junk bonds”). Underlying fixed-income funds and ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging markets debt securities. Underlying equity funds and ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate-related securities, including real estate investment trusts. The Target Funds also may invest in inflation-hedging positions that fall under the broader asset categories listed above. With respect to Transamerica ClearTrack® 2030, Transamerica ClearTrack® 2035, Transamerica ClearTrack® 2040, Transamerica

ClearTrack® 2045 and Transamerica ClearTrack® 2050, each of these Target Funds invests its assets pursuant to a target asset allocation that is adjusted annually and follows a glidepath until the Fund reaches its target date, with allocations growing more conservative as the target date approaches. Transamerica ClearTrack® 2025 and Transamerica ClearTrack® Retirement Income have static assets allocation targets. From time to time, Wilshire may make tactical increases or decreases to a Target Fund’s investment in a particular asset class beyond the target allocation, based on a broad range of market and economic trends and quantitative factors. Wilshire may also allow the relative weightings of a Target Fund’s investments in asset classes to vary from its target allocation in response to the markets.

The Destination Funds are funds of funds that seek to achieve their investment objectives by investing their assets primarily in a broad mix of Transamerica funds (“underlying funds”). The Destination Funds’ sub-adviser, GSAM, follows an investment process that involves longer-term portfolio positioning through strategic asset allocation and dynamic asset allocation to pursue shorter-term opportunities based on the sub-adviser’s views of current market conditions. Under normal circumstances, the Destination Funds expect to invest primarily in underlying funds that invest in U.S. and foreign (including emerging markets) equities, commodity-related securities, alternative investments, derivatives, and real estate investment trusts. GSAM may invest up to 10% of a Destination Fund’s net assets in index-based underlying exchange-traded funds (“underlying ETFs”) that GSAM selects as part of its dynamic asset allocation to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of GSAM’s asset allocation for the Fund, but not otherwise accessible through available underlying funds. Each Destination Fund normally invests its assets based on static asset allocations targets. Unlike the Target Funds, the Destination Funds do not target any retirement date or other type of maturity date. The Destination Funds’ asset allocations do not change as a result of time. By contrast, the Target Funds, as target date funds, automatically adjust their asset allocation to become more conservative as the target date approaches, and therefore following the Reorganizations, shareholders of the Target Funds will need to actively manage their investments in order to adjust their asset allocations to become more conservative over time.

•	Fundamental Investment Policies. The Target Fund and the Destination Fund have identical fundamental investment policies.

•

Principal Risks. The Funds are subject to similar principal risks, including market, asset allocation, underlying funds, fixed-income securities, equity securities, management, counterparty, credit, currency, cybersecurity, derivatives, emerging markets, extension, focused investing, foreign investments, growth stocks, high-yield debt securities, inflation, (excluding Transamerica Asset Allocation Growth Portfolio) interest rate, large shareholder, leveraging, liquidity, prepayment or call, real estate securities, real estate investment trusts, underlying exchange-traded funds, valuation, and value investing. An investment in a Target Fund also is subject to the following principal risks: inflation-protected securities; large capitalization companies; mortgage-related and asset-backed securities; repurchase agreements; and small and medium capitalization companies risk.

An investment in a Target Fund is subject to the following additional principal risks: inflation-protected securities; large capitalization companies; mortgage-related and asset-backed securities; repurchase agreements; and small and medium capitalization companies risk.

An investment in a Destination Fund is subject to the following additional principal risks: active trading; asset class variation; commodities and commodity-related securities; structure conflicts; and U.S. Government securities. An investment in a Destination Fund (other than Transamerica Asset Allocation – Growth Portfolio), subject to the following additional principal risks: convertible securities, floating rate and loans.

•

Performance. The performance of the Target Funds and their corresponding Destination Funds vary. The relative and risk-adjusted return rankings of Transamerica ClearTrack® 2025 and Transamerica ClearTrack® Retirement Income were stronger than those of their corresponding Destination Fund, Transamerica Asset Allocation – Conservative Portfolio, for the one- and three-year periods ended December 31, 2024 and for the since-inception period from December 6, 2021 (the date on which Wilshire began sub-advising the Target Funds) through December 31, 2024. The relative and risk-adjusted return rankings of Transamerica ClearTrack® 2030 were weaker than those of its corresponding Destination Fund, Transamerica Asset Allocation – Moderate Portfolio, for the one-year period but stronger for the three-year and since-inception periods. The relative and risk-adjusted return rankings of Transamerica ClearTrack® 2035 were weaker than those of its corresponding Destination Fund, Transamerica Asset Allocation – Moderate Growth Portfolio, for the one-year, three-year and since-inception periods. The relative and risk-adjusted return rankings of Transamerica ClearTrack® 2040 were weaker than those of its corresponding Destination Fund, Transamerica Asset Allocation – Moderate Growth Portfolio, for the one- and three-year periods, but stronger for the since-inception period. The relative and risk-adjusted return rankings of Transamerica ClearTrack® 2045 and Transamerica ClearTrack® 2050 were weaker than those of their corresponding Destination Fund, Transamerica Asset Allocation – Growth Portfolio, for the one-year, three-year and since-inception periods.

•

Management Fee and Total Operating Expenses. The Destination Funds’ management fee schedules will be revised in connection with the Reorganizations. The effective management fee for each combined Destination Fund will be lower than the current effective management fee of each Destination Fund at any asset level. The effective management fee of each combined Destination Fund is not expected to exceed the current effective management fee of the corresponding Target Fund(s) at any asset level. Following the Reorganizations, the net expense ratio of Class R3 shares of each combined Destination Fund is expected to be the same as or lower than the current net expense ratio of

Class R3 shares of the corresponding Target Fund(s). Please see “The Funds’ Fees and Expenses” for the Destination Funds’ current management fee schedule.

•

Expense Limitation Arrangements. For each Target Fund, currently contractual arrangements have been made with TAM through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Class R3 shares of the Target Fund, excluding, as applicable, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business.

For each Destination Fund, currently contractual arrangements have been made with TAM through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.35% for Class R3 shares of the Destination Fund, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business.

Effective and contingent upon the Reorganizations, the expense limitation arrangements for the combined Destination Funds will be extended through March 1, 2027, and the expense limit for Class R3 shares of Transamerica Asset Allocation – Moderate Growth Portfolio will be reduced to 0.30% and the expense limit for Class R3 shares of Transamerica Asset Allocation – Growth Portfolio will be reduced to 0.24%. Unlike the expense limitations for the Target Funds, the expense limitations for the Destination Funds do not include applicable acquired fund fees and expenses.

Fund expenses may be higher following the expiration of these expense limitation arrangements.

Am I being asked to vote on anything?

No. Shareholder approval of the Reorganizations is not required. The Trust’s Declaration of Trust and state law governing the Trust do not require shareholder approval for fund reorganizations. Likewise, Rule 17a-8 under the 1940 Act does not require shareholder approval of reorganizations involving affiliated funds, so long as certain criteria are met. The Board determined that the criteria are met with respect to each Reorganization, and that shareholder approval is not required for any Reorganization.

Who Bears the Expenses Associated with the Reorganizations?

The costs of the Reorganizations will be shared equally by TAM and the Destination Funds, with the Destination Funds’ portion being allocated among them equally. It is anticipated that the total cost of the Reorganizations, including the preparing, printing and mailing of this Information Statement/Prospectus, will be approximately $500,000.

What are the Federal Income Tax Consequences of the Reorganizations?

As a condition to the closing of each Reorganization, the applicable Target Fund and the corresponding Destination Fund must receive an opinion of Morgan, Lewis & Bockius LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor the applicable Destination Fund nor, in general, your Target Fund, will recognize gain or loss as a direct result of the Reorganization of your Target Fund, and that the aggregate tax basis of the Destination Fund shares that you receive in the Reorganization will equal the aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. However, in order to maintain its qualification for tax treatment as a regulated investment company and avoid fund-level taxes, each Target Fund will declare and pay a distribution to its shareholders shortly before its Reorganization that, together with all previous dividends for the taxable year, is intended to have the effect of distributing all of its net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to the dividends-paid deduction), if any, and all of its net tax-exempt income, if any, for the taxable year ending on the Closing Date. If you hold shares in a Target Fund when it makes such a distribution, the distribution may change the amount, timing and character of taxable income that you realize in respect of your Target Fund shares as compared to the amount, timing and character of income you would have realized had the Reorganization not occurred. The applicable Destination Fund may make a comparable distribution to its shareholders shortly before the Reorganization. In addition, following each Reorganization, the applicable Destination Fund will declare and pay to its shareholders, for the taxable year in which the Reorganization occurs, a distribution of any remaining income and gains from such taxable year. All such distributions generally will be taxable to shareholders. For more information, see “Tax Status of The Reorganizations” in this Information Statement/Prospectus.

It is anticipated that, as a result of repositioning following the Reorganizations, a portion of the Group 1 and Group 2 Target Funds’ unrealized losses will be recognized in the corresponding Destination Funds, a portion of the Group 3 Target Funds’ unrealized gains and losses will be recognized by the corresponding Destination Fund and a portion of the Group 4 Target Funds’ unrealized gains will be recognized by the corresponding Destination Fund.

If you need more information or have any questions about a Reorganization, please call the Trust toll-free at 1-888-233-4339 between 8:00 a.m. – 6:30 p.m. Eastern time.

GROUP 1 REORGANIZATIONS

TRANSAMERICA CLEARTRACK® RETIREMENT INCOME

TRANSAMERICA CLEARTRACK® 2025

(each a “Target Fund” and together, the “Target Funds”)

AND

TRANSAMERICA ASSET ALLOCATION – CONSERVATIVE PORTFOLIO

(the “Destination Fund”)

Summary

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Plan attached as Exhibit A. For a discussion of the terms of the Plan, please see the section entitled “Terms of the Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus.

In each Reorganization, the Target Fund will be reorganized into the Destination Fund, with that Target Fund receiving shares of the corresponding class of the Destination Fund as shown in the following table:

Target Fund & Share Class	Destination Fund & Share Class
Transamerica ClearTrack® Retirement Income Class R3 Transamerica ClearTrack® 2025 Class R3	Transamerica Asset Allocation – Conservative Portfolio Class R3

Neither Reorganization requires approval by the shareholders of the applicable Target Fund or the shareholders of the Destination Fund.

The consummation of one Group 1 Reorganization is contingent on the consummation of the other Group 1 Reorganization.

In each Reorganization, the Destination Fund will issue a number of its Class R3 shares to the applicable Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s Class R3 shares.

Both the Target Funds and the Destination Fund are managed by TAM. The Target Funds are sub-advised by Wilshire Advisors LLC and the Destination Fund is sub-advised by Goldman Sachs Asset Management, L.P. The Target Funds and the Destination Fund have similar investment objectives and principal investment strategies and related risks.

The tables below provide a comparison of certain features of the Funds. In the tables below, if a row extends across the entire table, the information applies to both the Destination Fund and the Target Funds.

Comparison of Transamerica ClearTrack Retirement Income, Transamerica ClearTrack 2025 and

Transamerica Asset Allocation – Conservative Portfolio

	Target Fund Transamerica ClearTrack® Retirement Income	Target Fund Transamerica ClearTrack® 2025	Destination Fund Transamerica Asset Allocation - Conservative Portfolio
Investment objective	The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.	The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.	Seeks current income and preservation of capital.
Principal investment strategies

The fund is a fund of funds – it invests in a combination of actively managed Transamerica funds (“funds”) and index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers.

The fund seeks to achieve its objective by investing normally in a combination of underlying funds and ETFs representing a variety of broad asset classes – including fixed income, domestic equity, foreign equity, and real estate – and investment styles and focuses. Underlying fixed-income funds and ETFs may include funds that invest primarily in investment grade fixed income securities, TIPS, or in high yield, high risk fixed-income securities rated below investment grade (commonly known as “junk bonds”). Underlying fixed-income funds and ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging markets debt securities. Underlying equity funds and ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate related securities, including REITs. The fund may also invest in inflation-hedging positions that fall under the broader asset categories listed above.

The fund is designed for investors who have reached retirement and generally seeks to maintain a static target allocation (the “Target Allocation”) to asset classes. The fund’s sub adviser, Wilshire Advisors LLC (the “sub-adviser” or “Wilshire”), may

The fund is a fund of funds – it invests in a combination of actively managed Transamerica funds (“funds”) and index-based exchange traded funds (“ETFs”) managed by unaffiliated investment advisers.

The fund seeks to achieve its objective by investing normally in a combination of underlying funds and ETFs representing a variety of broad asset classes – including fixed income, domestic equity, foreign equity, and real estate – and investment styles and focuses. Underlying fixed-income funds and ETFs may include funds that invest primarily in investment grade fixed income securities, TIPS, or in high yield, high risk fixed-income securities rated below investment grade (commonly known as “junk bonds”). Underlying fixed-income funds and ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset backed, government and emerging markets debt securities. Underlying equity funds and ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate related securities, including REITs. The fund may also invest in inflation-hedging positions that fall under the broader asset categories listed above.

The fund is designed for investors who have reached retirement and generally seeks to maintain a static target allocation (the “Target Allocation”) to asset classes. The fund’s sub-adviser, Wilshire Advisors LLC (the “sub-adviser” or “Wilshire”), may

The fund is a fund of funds that seeks to achieve its investment objective by investing its assets primarily in a broad mix of Transamerica Funds (“underlying funds”). The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub adviser”), follows an investment process that involves longer-term portfolio positioning through strategic asset allocation and dynamic asset allocation to pursue shorter-term opportunities based on the sub-adviser’s views of current market conditions.

•  Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 35% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 65% of net assets in fixed-income securities, which may include bonds, convertible securities, cash, cash equivalents, and other money market instruments. These percentages may vary.

•  The underlying funds may invest in a variety of U.S. and foreign (including emerging markets) equity and fixed-income (including high yield) securities and alternative investments. The underlying funds may also invest in real estate periodically adjust target asset class allocations in accordance with its investment process and, in the view of Wilshire, to appropriately position the fund in response to changing market environments. However, Wilshire may tactically over-weight or underweight asset classes at any time. This means at any time the fund’s asset mix may differ from the Target Allocation.

periodically adjust target asset class allocations in accordance with its investment process and, in the view of Wilshire, to appropriately position the fund in response to changing market environments. However, Wilshire may tactically over-weight or underweight asset classes at any time during the glide path period. This means at any time the fund’s asset mix may differ from the Target Allocation.

investment trusts (“REITs”) and derivatives.

The sub-adviser develops and implements a strategic asset allocation for the fund. The sub adviser seeks to budget the fund’s long term investment risk exposure across various risk factors to establish a diversified strategic asset allocation. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.

The sub-adviser may dynamically adjust the fund’s asset allocation as part of its investment process in response to certain changes in the markets, the economic cycle and the macroeconomic environment. This dynamic asset allocation may change the fund’s portfolio positioning based on the sub adviser’s short- to medium-term market views on dislocations and attractive investment opportunities. These views may impact the relative weights across asset classes, and the allocation to geographies, sectors and industries, as well as the fund’s duration and sensitivity to inflation.

Allocation of assets among the underlying funds is based on factors such as diversification, general market views and outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.

The fund may invest directly in U.S. government securities and/or short-term commercial paper.

The fund’s investment manager, among other things, oversees and monitors the sub-adviser and is solely responsible for selecting the underlying funds among which the sub-

The fund’s current Target Allocation for fixed-income, domestic equity, foreign equity and real estate is shown in the table below. Due to rounding, the sum of the allocations may not equal 100%.					The fund’s current Target Allocation for fixed-income, domestic equity, foreign equity and real estate is shown in the table below. Due to rounding, the sum of the allocations may not equal 100%.
Asset Class					Asset Class
	Fixed Income Funds	Domestic Equity Funds	Foreign Equity Funds	Real Estate Funds		Fixed Income Funds	Domestic Equity Funds	Foreign Equity Funds	Real Estate Funds
Transamerica ClearTrack® Retirement Income	60.0%	26.5%	12.0%	1.5%	Transamerica ClearTrack® 2025	60.0%	26.5%	12%	1.5%

The Target Allocation is a “neutral” allocation, which does not reflect tactical decisions made by Wilshire to overweight or underweight a particular asset class. From time to time, Wilshire may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. Wilshire may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds and/or ETFs, Wilshire will examine, among other things, relative values and prospects among the underlying funds’ and/or ETFs’ asset classes, as well as the capacity of the underlying funds and/or ETFs to absorb additional cash flow.

The Target Allocation is a “neutral” allocation, which does not reflect tactical decisions made by Wilshire to overweight or underweight a particular asset class. From time to time, Wilshire may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. Wilshire may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds and/or ETFs, Wilshire will examine, among other things, relative values and prospects among the underlying funds’ and/or ETFs’ asset classes, as well as the capacity of the underlying funds and/or ETFs to absorb additional cash flow.

Ordinarily, the fund’s investment in fixed-income, domestic equity, foreign equity, and real estate is not expected to vary from the Target Allocation for that asset class by more than plus/minus 10%. Beyond that range, Wilshire will generally rebalance the fund.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund or ETF at any time. The fund may be a significant shareholder in certain underlying funds or ETFs.

Each underlying fund and ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and ETFs.

The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those funds.

The investment manager may change the available underlying Transamerica Funds, and the sub-adviser may change the fund’s asset allocations and underlying funds and ETFs, at any time without notice to shareholders and without shareholder approval.

Ordinarily, the fund’s investment in fixed-income, domestic equity, foreign equity, and real estate is not expected to vary from the Target Allocation for that asset class by more than plus/minus 10%. Beyond that range, Wilshire will generally rebalance the fund.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund or ETF at any time. The fund may be a significant shareholder in certain underlying funds or ETFs.

Each underlying fund and ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and ETFs.

The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those funds.

The investment manager may change the available underlying Transamerica Funds, and the sub-adviser may change the fund’s asset allocations and underlying funds and ETFs, at any time without notice to shareholders and without shareholder approval.

adviser may allocate the fund’s assets. After the underlying funds have been selected, the sub-adviser determines which underlying funds it wishes to utilize to allocate the fund’s assets.

The sub-adviser is not required to utilize all of the underlying funds selected by the manager in seeking to fulfill the fund’s target asset allocation. The sub-adviser may invest up to 10% of the fund’s net assets in index based underlying exchange-traded funds (“underlying ETFs”) that the sub-adviser selects as part of the sub-adviser’s dynamic asset allocation to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available underlying funds. The fund may, but is not required to, invest directly in futures contracts as part of the sub adviser’s dynamic asset allocation. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds and underlying ETFs.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.

Each underlying fund and underlying ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub-adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or underlying

ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and underlying ETFs.

The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those funds.

The manager may change the underlying Transamerica Funds, and the sub-adviser may change the fund’s asset allocation, at any time without notice to shareholders and without shareholder approval.

Investment manager	Transamerica Asset Management, Inc.
Sub-adviser	Wilshire Advisors LLC	Wilshire Advisors LLC	Goldman Sachs Asset Management, L.P.
Portfolio managers	Nathan Palmer, CFA - Portfolio Manager of the funds since 2021 Anthony Wicklund, CFA - Portfolio Manager of the funds since 2021	Nathan Palmer, CFA - Portfolio Manager of the funds since 2021 Anthony Wicklund, CFA - Portfolio Manager of the funds since 2021	Neill Nuttall – Portfolio Manager of the fund since 2020[1] Alexandra Wilson-Elizondo – Portfolio Manager of the fund since 2022 Siwen Wu – Portfolio Manager of the fund since 2024

The Funds’ Statements of Additional Information provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership of securities in the Funds.

Share Class(es) Offered	Class R3	Class R3	Classes A, C, I, R and R3
[1] Effective July 1, 2025, Neill Nuttall will no longer serve as a portfolio manager for the Destination Fund.
Net Assets (as of 2/28/2025):	$134,557,346	$68,433,731	$499,713,100
Sales Charges	Class R3 shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge.
Distribution and service (12b-1) fees

Class R3 shares pay a Rule 12b-1 fee of 0.25% (expressed as a percentage of average daily net assets of the Fund), which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts.

Management fees	TAM receives compensation, calculated daily and paid monthly, from the Target Fund at an annual rate	TAM receives compensation, calculated daily and paid monthly, from the Target Fund at an annual rate	Effective and contingent upon the closing of the Reorganization, TAM will receive

(expressed as a percentage of the Fund’s average daily net assets) of 0.10% of the first $2.5 billion; 0.09% over $2.5 billion up to $4 billion; and 0.08% in excess of $4 billion.

For the fiscal year ended October 31, 2024, the Target Fund paid management fees (after waivers/expense reimbursements and recapture) of 0.00% of the Fund’s average daily net assets.

(expressed as a percentage of the Fund’s average daily net assets) of 0.10% of the first $2.5 billion; 0.09% over $2.5 billion up to $4 billion; and 0.08% in excess of $4 billion.

For the fiscal year ended October 31, 2024, the Target Fund paid management fees (after waiver/s and reimbursements and recapture) of 0.00% of the Fund’s average daily net assets.

compensation, calculated daily and paid monthly, from the Destination Fund at an annual rate (expressed as a percentage of the Fund’s average daily net assets) of 0.10% of the first $1 billion; 0.0975% over $1 billion up to $2.5 billion; 0.090% over $2.5 billion up to $4 billion; 0.080% over $4 billion up to $9 billion; and 0.0725% in excess of $9 billion.*

For the fiscal year ended October 31, 2024, the Destination Fund paid management fees (after waivers/expense reimbursements and recapture) of 0.10% of the Fund’s average daily net assets.

Expense limitations

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Class R3 shares, excluding, as applicable:

•  interest (including borrowing costs and overdraft charges);

•  taxes;

•  brokerage commissions;

•  dividend and interest expenses on securities sold short;

•  extraordinary expenses; and

•  other expenses not incurred in the ordinary course of the fund’s business.

This arrangement cannot be terminated prior to March 1, 2026 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Class R3 shares, excluding, as applicable:

•  interest (including borrowing costs and overdraft charges);

•  taxes;

•  brokerage commissions;

•  dividend and interest expenses on securities sold short;

•  extraordinary expenses; and

•  other expenses not incurred in the ordinary course of the fund’s business.

This arrangement cannot be terminated prior to March 1, 2026 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

Effective and contingent upon the closing of the Reorganization, contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2027 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.35% for Class R3 shares, excluding, as applicable:

•  acquired fund fees and expenses;

•  interest (including borrowing costs and overdraft charges);

•  taxes;

•  brokerage commissions;

•  dividend and interest expenses on securities sold short;

•  extraordinary expenses; and

•  other expenses not incurred in the ordinary course of the fund’s business.

This arrangement cannot be terminated prior to March 1, 2027 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.
For a comparison of the gross and net expenses of the Funds, please see the fee tables in “The Funds’ Fees and Expenses” below.
*

The fee structure shown is the revised management fee schedule that will be implemented at the time of the Reorganizations. The current management fee schedule is 0.104% of the first $1 billion; 0.0975% over $1 billion up to $3 billion; 0.0925% over $3 billion up to $5 billion; 0.085% over $5 billion up to $7 billion; 0.080% over $7 billion up to $9 billion; and 0.0725% in excess of $9 billion.

Comparison of Principal Risks of Investing in the Funds

Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

You should carefully assess the risks associated with an investment in the Funds.

The Funds pursue similar investment objectives and principal investment strategies and face many of the same principal risks, as described below. Even though the Funds share many of the same principal risks, the degree of such risks may vary. In addition, the principal risks of the Funds differ in certain respects, as discussed below.

The following is a description of certain key principal risks of investing in each Fund. Additional principal risks of the Funds are discussed later in this section.

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Market - The market prices of the fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the fund’s securities and assets fall, the value of your investment in the fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.

The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the fund’s investments, and generally for economies and markets in the U.S. and elsewhere.

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Asset Allocation - The fund’s investment performance is significantly impacted by the fund’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or ETF or other issuer is incorrect.

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Underlying Funds - Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying fund.

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Fixed Income Securities - Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.

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Equity Securities - Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

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Management - The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Each Fund is subject to the following additional principal risks (in alphabetical order):

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Counterparty - The fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the fund has more contractual exposure to a counterparty.

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Credit - If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

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Currency - The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.

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Cybersecurity - Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or shareholder data (including private shareholder information), or proprietary information, cause the fund or its service providers (including, but not limited to, the fund’s investment manager, any sub-adviser(s), transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

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Derivatives - The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the fund to certain operational and legal risks. The fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the fund’s performance and its ability to implement its investment strategies and may increase costs related to the fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.

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Emerging Markets - Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. Emerging market securities may have low trading volumes and may be or become illiquid. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in emerging market countries, and shareholders may have limited legal remedies.

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Extension - When interest rates rise, payments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.

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Focused Investing - To the extent the fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.

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Foreign Investments - Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

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Growth Stocks - Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

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High Yield Debt Securities - High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.

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Inflation[1] - The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the fund’s assets can decline as can the value of the fund’s distributions.

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Interest Rate - The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A variety of factors can impact interest rates, including central bank monetary

1 The Target Funds list Inflation among their key principal risks.

policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.

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Large Shareholder - A significant portion of the fund’s shares may be owned by one or more investment vehicles or institutional investors. Transactions by these large shareholders may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable capital gains to shareholders. In addition, sizeable redemptions could cause the fund’s total expenses to increase.

◾

Leveraging - To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations.

◾

Liquidity - The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.

◾

Prepayment or Call - Many issuers have a right to prepay their fixed-income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.

◾

Real Estate Securities - Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or one property type, the fund will also be subject to the risks associated with that one area or property type. The value of the fund’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.

◾

REITs - Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.

◾

Underlying Exchange-Traded Funds[2] - To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that

2 The Target Funds list Underlying Exchange-Traded Funds among their key principal risks.

underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

◾

Valuation - Certain investments may be more difficult to value than other types of investments. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.

◾

Value Investing - The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

The Target Funds are subject to the following additional principal risks:

◾

Inflation-Protected Securities - Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

◾

Large Capitalization Companies - The fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

◾

Mortgage Related and Asset Backed Securities - The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.

◾

Repurchase Agreements - In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

◾

Small and Medium Capitalization Companies - The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

The Destination Fund is subject to the following additional principal risks:

◾

Active Trading - The fund may engage in active trading of its portfolio. Active trading will increase transaction costs and could detract from performance. Active trading may be more pronounced during periods of market volatility and may generate greater amounts of short-term capital gains.

◾

Asset Class Variation - The underlying funds and ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying fund or ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds and ETFs at any given time, and the percentage of the fund’s assets invested in various underlying funds and ETFs, the fund’s actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the fund’s performance.

◾

Commodities and Commodity-Related Securities - Commodities and commodity-related businesses or industries are subject to changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk associated with the issuer, and their value may decline substantially if the issuer’s creditworthiness deteriorates.

◾

Convertible Securities - Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

◾

Floating Rate Loans - Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans held by the fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer fewer protections for lenders. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.

◾

Loans - Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund’s investments in loans are also subject to prepayment or call risk.

◾

Structure Conflicts - Transamerica Asset Management, Inc. (“TAM”), the fund’s investment manager, has established an investment program whereby a substantial portion of the fund’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.

◾

U.S. Government Securities - U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the financial condition or credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

The Funds’ Fees and Expenses

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. Unless otherwise noted, the fees and expenses for the Target Funds and Destination Fund in the tables appearing below are based on the fees and expenses for the period ended October 31, 2024. The table also shows the pro forma expenses of the combined Destination Fund after giving effect to both Group 1 Reorganizations based on pro forma net assets as of October 31, 2024 (adjusted to reflect the combined Destination Fund’s new management fee schedule which will go into effect upon the closing of the Reorganizations). Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Transamerica ClearTrack® Retirement Income	Transamerica ClearTrack® 2025	Transamerica Asset Allocation – Conservative Portfolio	Combined Transamerica Asset Allocation – Conservative Portfolio (Pro Forma)

	Class R3	Class R3	Class R3	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.40%	0.37%	0.21%	0.20%(1)
Acquired fund fees and expenses(2)	0.34%	0.35%	0.56%	0.56%
Total Annual Fund Operating Expense	1.09%	1.07%	1.12%	1.11%
Fee waiver and/or expense reimbursement	0.14%(3)	0.12%(3)	0.21%(4)	0.20%(5)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95%	0.95%	0.91%	0.91%
(1)	Other Expenses are based on estimates for the current fiscal year. Actual expense may differ from estimates.
(2)

Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.

(3)

Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Class R3 shares, excluding, as applicable, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. This arrangement cannot be terminated prior to March 1, 2026 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

(4)

Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.35% for Class R3 shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. This arrangement cannot be terminated prior to March 1, 2026 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

(5)

Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2027 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.35% for Class R3 shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. This arrangement cannot be terminated prior to March 1, 2027 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

Examples

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

• you invest $10,000 in each Fund;

• you reinvest all dividends and distributions without a sales charge;

• you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of a Fund’s future performance); and
•	each Fund’s operating expenses remain the same except that fee waivers and/or expense reimbursements are reflected for the duration of such arrangement.

Costs are the same whether you redeem at the end of the period or not. Pro forma expenses are calculated assuming the consummation of both Group 1 Reorganizations. The example is for comparison purposes only and is not a representation of any Fund’s actual expenses or returns, either past or future. Because actual returns and expenses will be different, the example is for comparison only.

Number of Years You Own Your Shares	Transamerica ClearTrack® Retirement Income	Transamerica ClearTrack® 2025	Transamerica Asset Allocation – Conservative Portfolio	Combined Transamerica Asset Allocation – Conservative Portfolio (Pro Forma)
Class R3
Year 1	$ 97	$ 97	$ 93	$ 93
Year 3	$ 333	$ 328	$ 335	$ 312
Year 5	$ 587	$ 578	$ 597	$ 572
Year 10	$1,316	$1,295	$1,344	$1,315

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in the Funds by showing you how the performance of the Funds’ Class R3 shares has varied from year to year since inception, and how the average total returns of the Funds’ shares for different periods compare to the returns of a broad measure of market performance and to the returns of one or more secondary indices.

Prior to December 6, 2021, each Target Fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Prior to August 28, 2020, the Destination Fund had a portfolio construction manager and used different investment strategies. The performance set forth prior to that date is attributable to the previous portfolio construction manager.

Absent any applicable fee waivers and or expense limitations, performance would have been lower. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Following the Reorganizations, the Destination Fund will be the surviving fund for accounting and performance purposes.

Updated performance information of each Fund is available at no charge by calling the Funds’ toll-free number: at 1-888-233-4339 or by visiting the Funds’ website at https//www.transamerica.com/investments-fund-center.

Transamerica ClearTrack® Retirement Income

Annual Total Returns (calendar years ended December 31) - Class R3

	Quarter Ended	Return
Best Quarter	6/30/2020	8.82%
Worst Quarter	6/30/2022	-10.34%
Year-to-date-return	3/31/2025	5.02%

Average Annual Total Returns (periods ended December 31, 2024)

	1 Year	5 Years	Since Inception	Inception Date
Class R3				3/1/2019
Return before taxes	7.54%	3.80%	4.81%
Return after taxes on distribution	7.23%	1.62%	2.77%
Return after taxes on distribution and sale of fund shares	4.50%	2.53%	3.34%
Bloomberg US Universal Bond Index[1] (reflects no deduction for fees, expenses or taxes)	2.04%	0.06%	1.33%
S&P Target Date Retirement Income Index (reflects no deduction for fees, expenses or taxes)	6.54%	3.62%	4.57%
Transamerica ClearTrack® Retirement Income Blended Benchmark[2]	6.16%	2.83%	3.93%
[1]

The Bloomberg US Universal Bond Index became the fund’s primary benchmark on June 3, 2024. Prior to June 3, 2024, the fund’s primary benchmark was the S&P Target Date Retirement Income Index, and that index is now a secondary index for the fund. The new primary benchmark represents a broad measure of market performance and was added to comply with new regulatory requirements

[2]

The Transamerica ClearTrack® Retirement Income Blended Benchmark consists of the following: 38.5% Bloomberg US Universal Bond Index, 26% S&P Total Market Index, 10% S&P Developed Ex US BMI Index, 9.5% Bloomberg US TIPS 0-5 Year Index, 7% Bloomberg High Yield Corporate Index, 5% JPM EMBI Global Index, 2% S&P Emerging BMI Index, and 2% S&P Global REIT Index. For each index in this blended benchmark, returns reflect no deduction for fees, expenses or taxes, except the S&P Developed Ex US BMI Index, S&P Emerging BMI Index and S&P Global REIT Index, which are net of foreign withholding taxes.

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Transamerica ClearTrack® 2025

Annual Total Returns (calendar years ended December 31) - Class R3

	Quarter Ended	Return
Best Quarter	12/31/2023	8.58%
Worst Quarter	3/31/2020	-13.26%
Year-to-date-return	3/31/2025	5.31%

Average Annual Total Returns (periods ended December 31, 2024)

	1 Year	5 Years	Since Inception	Inception Date
Class R3				3/1/2019
Return before taxes	8.06%	1.10%	2.69%
Return after taxes on distribution	7.45%	-0.70%	0.98%
Return after taxes on distribution and sale of fund shares	4.87%	0.48%	1.74%
Bloomberg US Universal Bond Index[1] (reflects no deduction for fees, expenses or taxes)	2.04%	0.06%	1.33%
S&P Target Date 2025 Index (reflects no deduction for fees, expenses or taxes)	8.44%	5.55%	6.53%
[1]

The Bloomberg US Universal Bond Index became the fund’s primary benchmark on June 3, 2024. Prior to June 3, 2024, the fund’s primary benchmark was the S&P Target Date 2025 Index, and that index is now a secondary index for the fund. The new primary benchmark represents a broad measure of market performance and was added to comply with new regulatory requirements.

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Transamerica Asset Allocation – Conservative Portfolio

Annual Total Returns (calendar years ended December 31) - Class R3

	Quarter Ended	Return
Best Quarter	12/31/2023	8.31%
Worst Quarter	9/30/2023	-3.28%
Year-to-date-return	3/31/2025	4.86%

Average Annual Total Returns (periods ended December 31, 2024)

	1 Year	Since Inception	Inception Date
Class R3			3/1/2022
Return before taxes	7.34%	2.24%
Return after taxes on distributions	6.14%	1.25%
Return after taxes on distributions and sale of fund shares	4.45%	1.33%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-1.40%
Transamerica Asset Allocation – Conservative Portfolio Blended Benchmark	7.11%	2.54%
[1]

The fund’s secondary benchmark, the Transamerica Asset Allocation – Conservative Portfolio Blended Benchmark, consists of 65% Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) and 35% MSCI World Index (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes).

The after-tax returns in the charts above are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns may depend on the investor’s individual tax situation and may differ from those shown. After tax returns may not be relevant if the investment is made through a tax exempt or tax deferred account such as a 401(k) plan. After tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Fund’s performance. Transamerica ClearTrack® Retirement Income’s and Transamerica ClearTrack® 2025’s portfolio turnover rates during the fiscal year ended October 31, 2024 were 2% and 7%, respectively, of the average value of their portfolios. The Destination Fund’s portfolio turnover rate during the fiscal year ended October 31, 2024 was 16% of the average value of the Destination Fund’s portfolio.

Reasons for the Reorganization

The Board of each Target Fund and the Board of the Destination Fund evaluated and unanimously approved the Reorganizations. Please see the section entitled “Board Considerations in Approving the Reorganizations” later in this Information Statement/Prospectus for a more detailed discussion of the Board considerations in approving the Reorganizations.

CAPITALIZATION

The following tables set forth the capitalization of each Target Fund and the Destination Fund as of March 14, 2025 and the pro forma combined capitalization of the combined Destination Fund as if both Group 1 Reorganizations had occurred on that date. If the Reorganizations are consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of the Funds between March 14, 2025 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

	Transamerica ClearTrack® Retirement Income	Transamerica ClearTrack® 2025	Transamerica Asset Allocation – Conservative Portfolio	Pro Forma Adjustments		Combined Transamerica Asset Allocation – Conservative Portfolio (Pro Forma)
Net Assets	$131,791,119	$67,467,324	$488,484,890	$0		$687,743,333
Class A	N/A	N/A	$247,834,443	$0		$247,834,443
Class C	N/A	N/A	$15,534,425	$0		$15,534,425
Class I	N/A	N/A	$12,464,825	$0		$12,464,825
Class R	N/A	N/A	$479,417	$0		$479,417
Class R3	$131,791,119	$67,467,324	$212,171,780	$0		$411,430,223

Shares
Class A	N/A	N/A	23,265,014	0		23,265,014
Class C	N/A	N/A	1,477,945	0		1,477,945
Class I	N/A	N/A	1,160,935	0		1,160,935
Class R	N/A	N/A	44,337	0		44,337
Class R3	16,024,441	8,074,076	19,910,630	(5,406,355)	(a)	38,602,792

NAV
Class A	N/A	N/A	$10.65	$0		$10.65
Class C	N/A	N/A	$10.51	$0		$10.51
Class I	N/A	N/A	$10.74	$0		$10.74
Class R	N/A	N/A	$10.81	$0		$10.81
Class R3	$8.22	$8.36	$10.66	$(16.58)	(b)	$10.66
Maximum Offering Price Per Share
Class A	N/A	N/A	$11.27	$0		$11.27

(a) To adjust Shares Outstanding of the Pro Forma Fund based on combining the Target Fund at the Destination’s Fund net asset value.

(b) To adjust Net Asset Value of the Pro Forma Fund based on combining the Target Fund at the Destination’s Fund net asset value.

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by a Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and its Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections following the discussion of the Board Considerations in Approving the Reorganizations.

GROUP 2 REORGANIZATION

TRANSAMERICA CLEARTRACK®2030

(the “Target Fund”)

AND

TRANSAMERICA ASSET ALLOCATION – MODERATE PORTFOLIO

(the “Destination Fund”)

Summary

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Plan attached as Exhibit A. For a discussion of the terms of the Plan, please see the section entitled “Terms of the Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus.

In the Reorganization, the Target Fund will be reorganized into the Destination Fund, with that Target Fund receiving shares of the corresponding class of the Destination Fund as shown in the following table:

Target Fund & Share Class	Destination Fund & Share Class
Transamerica ClearTrack® 2030 Class R3	Transamerica Asset Allocation – Moderate Portfolio Class R3

The Reorganization does not require approval by the shareholders of the Target Fund or the shareholders of the Destination Fund.

In the Reorganization, the Destination Fund will issue a number of its Class R3 shares to the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s Class R3 shares.

Both the Target Fund and the Destination Fund are managed by TAM. The Target Fund is sub-advised by Wilshire Advisors LLC and the Destination Fund is sub-advised by Goldman Sachs Asset Management, L.P. The Target Fund and the Destination Fund have similar investment objectives and principal investment strategies and related risks. As part of its principal investment strategies, the Target Fund invests its assets pursuant to a target asset allocation that is adjusted annually and follows a glidepath until the Target Fund reaches its target date, with allocations growing more conservative as the target date approaches, while the Destination Fund normally invests its assets based on static asset allocations targets.

The tables below provide a comparison of certain features of the Funds. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Fund and the Target Fund.

Comparison of Transamerica ClearTrack 2030 and Transamerica Asset Allocation – Moderate Portfolio

	Target Fund Transamerica ClearTrack® 2030	Destination Fund Transamerica Asset Allocation – Moderate Portfolio
Investment objective	The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.	Seeks capital appreciation and current income.
Principal investment strategies

The fund is a fund of funds – it invests in a combination of actively managed Transamerica funds (“funds”) and index-based exchange traded funds (“ETFs”) managed by unaffiliated investment advisers.

The fund seeks to achieve its objective by investing normally in a combination of underlying funds and ETFs representing a variety of broad asset classes – including fixed income, domestic equity, foreign equity, and real estate – and investment styles and focuses. Underlying fixed-income funds and ETFs may include funds that invest primarily in investment grade fixed income securities, TIPS, or in high yield, high risk fixed-income securities rated below investment grade (commonly known as “junk bonds”). Underlying fixed-income funds and ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging markets debt securities. Underlying equity funds and ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate related securities, including REITs. The fund may also invest in inflation-hedging positions that fall under the broader asset categories listed above.

The fund is designed for investors expecting to retire around 2030. The fund’s asset-mix has been designed on the expectation that investors will begin to withdraw assets from the fund during 2030 and assumes a retirement age of 65. The fund generally seeks to maintain a static target allocation (the “Target Allocation”) to asset classes in accordance with its glide path, as described below. The fund’s sub-adviser, Wilshire Advisors LLC (the “sub-adviser” or “Wilshire”), may periodically adjust target asset class allocations in accordance with its investment process and, in the view of Wilshire, to appropriately position the fund in response to changing market environments. However, Wilshire may tactically overweight or underweight asset classes at any time during the glide path period. This means at any time the fund’s asset mix may differ from the Target Allocation.

The fund’s current Target Allocation for fixed-income, domestic equity, foreign equity and real estate is shown in the table below. Due to rounding, the sum of the allocations may not equal 100%.

The fund is a fund of funds that seeks to achieve its investment objective by investing its assets primarily in a broad mix of Transamerica Funds (“underlying funds”). The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), follows an investment process that involves longer-term portfolio positioning through strategic asset allocation and dynamic asset allocation to pursue shorter-term opportunities based on the sub-adviser’s views of current market conditions.

•  Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 50% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 50% of net assets in fixed-income securities, which may include bonds, convertible securities, cash, cash equivalents, and other money market instruments. These percentages may vary.

•  The underlying funds may invest in a variety of U.S. and foreign (including emerging markets) equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”) and derivatives.

The sub-adviser develops and implements a strategic asset allocation for the fund. The sub-adviser seeks to budget the fund’s long term investment risk exposure across various risk factors to establish a diversified strategic asset allocation. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.

The sub-adviser may dynamically adjust the fund’s asset allocation as part of its investment process in response to certain changes in the markets, the economic cycle and the macroeconomic environment. This dynamic asset allocation may change the fund’s portfolio positioning based on the sub adviser’s short- to medium-term market views on dislocations and attractive investment opportunities. These views may impact the relative weights across asset classes, and the allocation to geographies, sectors and industries, as well as the fund’s duration and sensitivity to inflation.

Asset Class
	Fixed Income Funds	Domestic Equity Funds	Foreign Equity Funds	Real Estate Funds

Allocation of assets among the underlying funds is based on factors such as diversification, general market views and outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.

The fund may invest directly in U.S. government securities and/or short-term commercial paper.

The fund’s investment manager, among other things, oversees and monitors the sub-adviser and is solely responsible for selecting the underlying funds among which the sub-adviser may allocate the fund’s assets. After the underlying funds have been selected, the sub-adviser determines which underlying funds it wishes to utilize to allocate the fund’s assets. The sub-adviser is not required to utilize all of the underlying funds selected by the manager in seeking to fulfill the fund’s target asset allocation.

The sub-adviser may invest up to 10% of the fund’s net assets in index-based underlying exchange-traded funds (“underlying ETFs”) that the sub-adviser selects as part of the sub-adviser’s dynamic asset allocation to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available underlying funds.

The fund may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s dynamic asset allocation. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds and underlying ETFs.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.

Each underlying fund and underlying ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub-adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or underlying ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and underlying ETFs.

The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain

Transamerica ClearTrack® 2030	49.0%	32.0%	17.0%	2.0%

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund or ETF at any time. The fund may be a significant shareholder in certain underlying funds or ETFs.

Each underlying fund and ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and ETFs.

The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those funds.

Glide Path Period

Over time, the Target Allocation to asset classes will normally change according to a predetermined “glide path.” The glide path represents the shifting of these asset classes over time. Rebalancing and de-risking of the glide path will generally occur annually. The glide path is detailed in the chart below (note that “0” represents the fund’s target date and that the fund is currently “-5” years before its target date):

During the time that the fund’s Target Allocation tracks the glide path, the fund’s asset mix will gradually become more conservative until approximately 2030 at which time the Target Allocation will become static. This reflects the goal of pursuing the highest total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement. By followings” these investment strategies both before and after the fund reaches its target date, the fund seeks to reduce the likelihood that an investor will experience a significant loss of capital at a more advanced age.

The Target Allocation reflected in the glide path is a “neutral” allocation, which does not reflect tactical decisions made by Wilshire to overweight or underweight a particular asset class. From time to time, Wilshire may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. Wilshire may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds and/or ETFs, Wilshire will examine, among other things, relative values and prospects among the underlying funds’ and/or ETFs’ asset classes, as well as the capacity of the underlying funds and/or ETFs to absorb additional cash flow.

Static Allocation Period

The fund’s Target Allocation will become static at the target date. At that time, when the fund’s Target Allocation will match the Target Allocation of Transamerica ClearTrack® Retirement Income (the “Retirement Fund”), the fund’s Board of Trustees may combine the fund with the Retirement Fund without shareholder approval, and the fund’s shareholders will become shareholders of the Retirement Fund. This combination would occur approximately in the year 2030. This combination is currently expected to be tax-free under current law. Shareholders will be provided with additional information at that time. The Retirement Fund’s Target Allocation is currently 60.0% fixed-income, 26.5% domestic equity, 12.0% foreign equity, and 1.5% real estate. Wilshire may tactically overweight or underweight asset classes in the fund during the Static Allocation Period and in the Retirement Fund at any time.

risks of those funds.

The manager may change the underlying Transamerica Funds, and the sub-adviser may change the fund’s asset allocation, at any time without notice to shareholders and without shareholder approval.

Investment manager	Transamerica Asset Management, Inc.
Sub-adviser	Wilshire Advisors LLC	Goldman Sachs Asset Management, L.P.
Portfolio managers	Nathan Palmer, CFA - Portfolio Manager of the funds since 2021 Anthony Wicklund, CFA - Portfolio Manager of the funds since 2021	Neill Nuttall – Portfolio Manager of the fund since 2020[1] Alexandra Wilson-Elizondo – Portfolio Manager of the fund since 2022 Siwen Wu – Portfolio Manager of the fund since 2024
[1]	Effective July 1, 2025, Neill Nuttall will no longer serve as a portfolio manager for the Destination Fund.

The Funds’ Statements of Additional Information provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership of securities in the Funds.

Share Class(es) Offered	Class R3	Classes A, C, I, R and R3
Net Assets (as of 2/28/2025)	$80,970,537	$1,031,311,678
Sales Charges	Class R3 shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge.
Distribution and service (12b-1) fees

Class R3 shares pay a Rule 12b-1 fee of 0.25% (expressed as a percentage of average daily net assets of the Fund), which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts.

Management fee

TAM receives compensation, calculated daily and paid monthly, from the Target Fund at an annual rate (expressed as a percentage of the Fund’s average daily net assets) of 0.10% of the first $2.5 billion; 0.09% over $2.5 billion up to $4 billion; and 0.08% in excess of $4 billion.

For the fiscal year ended October 31, 2024, the Target Fund paid management fees (after waivers/expense reimbursements and recapture) of 0.01% of the Fund’s average daily net assets.

Effective and contingent upon the closing of the Reorganization, TAM will receive compensation, calculated daily and paid monthly, from the Destination Fund at an annual rate (expressed as a percentage of the Fund’s average daily net assets) of 0.10% of the first $1 billion; 0.0975% over $1 billion up to $2.5 billion; 0.090% over $2.5 billion up to $4 billion; 0.080% over $4 billion up to $9 billion; and 0.0725% in excess of $9 billion.*

For the fiscal year ended October 31, 2024, the Destination Fund paid management fees (after waivers/expense reimbursements and recapture) of 0.10% of the Fund’s average daily net assets.

Expense limitations

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Class R3 shares, excluding, as applicable:

•  interest (including borrowing costs and overdraft charges);

•  taxes;

•  brokerage commissions;

•  dividend and interest expenses on securities sold short;

•  extraordinary expenses; and

•  other expenses not incurred in the ordinary course of the fund’s business.

This arrangement cannot be terminated prior to March 1, 2026 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit

Effective and contingent upon the closing of the Reorganization, contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2027 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.35% for Class R3 shares, excluding, as applicable:

•  acquired fund fees and expenses;

•  interest (including borrowing costs and overdraft charges);

•  taxes;

•  brokerage commissions;

•  dividend and interest expenses on securities sold short;

•  extraordinary expenses; and

•  other expenses not incurred in the ordinary course of the fund’s business.

This arrangement cannot be terminated prior to March 1, 2027 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total

described above or any other lower limit then in effect.	annual operating expenses exceeding the limit described above or any other lower limit then in effect.
*

The fee structure shown is the revised management fee schedule that will be implemented at the time of the Reorganization. The current management fee schedule is 0.104% of the first $1 billion; 0.0975% over $1 billion up to $3 billion; 0.0925% over $3 billion up to $5 billion; 0.085% over $5 billion up to $7 billion; 0.080% over $7 billion up to $9 billion; and 0.0725% in excess of $9 billion.

Comparison of Principal Risks of Investing in the Funds

Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

You should carefully assess the risks associated with an investment in the Funds.

The Funds pursue similar investment objectives and principal investment strategies and face many of the same principal risks, as described below. Even though the Funds share many of the same principal risks, the degree of such risks may vary. In addition, the principal risks of the Funds differ in certain respects, as discussed below.

The following is a description of certain key principal risks of investing in each Fund. Additional principal risks of the Funds are discussed later in this section.

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Market - The market prices of the fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the fund’s securities and assets fall, the value of your investment in the fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.

The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the fund’s investments, and generally for economies and markets in the U.S. and elsewhere.

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Asset Allocation - The fund’s investment performance is significantly impacted by the fund’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or ETF or other issuer is incorrect.

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Underlying Funds - Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying fund.

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Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

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Fixed Income Securities - Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.

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Management - The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Each Fund is subject to the following additional principal risks (in alphabetical order):

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Counterparty - The fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the fund has more contractual exposure to a counterparty.

•

Credit - If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

•

Currency - The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.

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Cybersecurity - Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or shareholder data (including private shareholder information), or proprietary information, cause the fund or its service providers (including, but not limited to, the fund’s investment manager, any sub-adviser(s), transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

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Derivatives - The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the fund to certain operational and legal risks. The fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the fund’s performance and its ability to implement its investment strategies and may increase costs related to the fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.

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Emerging Markets - Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. Emerging market securities may have low trading volumes and may be or become illiquid. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in emerging market countries, and shareholders may have limited legal remedies.

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Extension - When interest rates rise, payments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.

•

Focused Investing - To the extent the fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.

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Foreign Investments - Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

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Growth Stocks - Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks

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High Yield Debt Securities - High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.

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Inflation[3] - The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the fund’s assets can decline as can the value of the fund’s distributions.

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Interest Rate - The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase

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Large Shareholder - A significant portion of the fund’s shares may be owned by one or more investment vehicles or institutional investors. Transactions by these large shareholders may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable capital gains to shareholders. In addition, sizeable redemptions could cause the fund’s total expenses to increase.

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Leveraging - To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations.

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Liquidity - The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.

•

Prepayment or Call - Many issuers have a right to prepay their fixed-income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.

•

Real Estate Securities - Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or one property type, the fund will also be subject to the risks associated with that one area or property type. The value of the fund’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.

•

REITs - Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.

[3]	The Target Fund lists Inflation among its key principal risks.

•

Underlying Exchange-Traded Funds[4] - To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

•

Valuation - Certain investments may be more difficult to value than other types of investments. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.

•

Value Investing - The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

The Target Fund is subject to the following additional principal risk:

•

Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

•

Large Capitalization Companies – The fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

•

Mortgage Related and Asset Backed Securities - The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.

•

Repurchase Agreements - In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

•

Small and Medium Capitalization Companies - The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies

[4]	The Target Fund lists Underlying Exchange-Traded Funds among its key principal risks.

may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

The Destination Fund is subject to the following additional principal risk:

•

Active Trading- The fund may engage in active trading of its portfolio. Active trading will increase transaction costs and could detract from performance. Active trading may be more pronounced during periods of market volatility and may generate greater amounts of short-term capital gains.

•

Asset Class Variation - The underlying funds and ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying fund or ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds and ETFs at any given time, and the percentage of the fund’s assets invested in various underlying funds and ETFs, the fund’s actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the fund’s performance.

•

Commodities and Commodity-Related Securities- Commodities and commodity-related businesses or industries are subject to changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk associated with the issuer, and their value may decline substantially if the issuer’s creditworthiness deteriorates.

•

Convertible Securities - Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

•

Floating Rate Loans - Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans held by the fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer fewer protections for lenders. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.

•

Loans - Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund’s investments in loans are also subject to prepayment or call risk.

•

Structure Conflicts –Transamerica Asset Management, Inc. (“TAM”), the fund’s investment manager, has established an investment program whereby a substantial portion of the fund’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.

•

U.S. Government Securities – U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the financial condition or credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. Securities issued by U.S.

government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

The Funds’ Fees and Expenses

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. Unless otherwise noted, the fees and expenses for the Target Fund and Destination Fund in the tables appearing below are based on the fees and expenses for the period ended October 31, 2024. The table also shows the pro forma expenses of the combined Destination Fund after giving effect to the Group 2 Reorganization based on pro forma net assets as of October 31, 2024 (adjusted to reflect the combined Destination Fund’s new management fee schedule which will go into effect upon the closing of the Reorganization). Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Transamerica ClearTrack® 2030	Transamerica Asset Allocation – Moderate Portfolio	Combined Transamerica Asset Allocation Moderate Portfolio (Pro Forma)
	Class R3	Class R3	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.34%	0.20%	0.19%(1)
Acquired fund fees and expenses(2)	0.35%	0.60%	0.60%
Total Annual Fund Operating Expense	1.04%	1.15%	1.14%
Fee waiver and/or expense reimbursement	0.09%(3)	0.20%(4)	0.19%(5)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95%	0.95%	0.95%
(1)	Other expenses are based on estimates for the current fiscal year. Actual expense may differ from estimates.
(2)

Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.

(3)

Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Class R3 shares, excluding, as applicable, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. This arrangement cannot be terminated prior to March 1, 2026 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

(4)

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.35% for Class R3 shares, excluding, as applicable, acquired fund fees and expenses interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. This arrangement cannot be terminated prior to March 1, 2026 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

(5)

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2027 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.35% for Class R3 shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. This arrangement cannot be terminated prior to March 1, 2027 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’

total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

Examples

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

•	you invest $10,000 in each Fund;
•	you reinvest all dividends and distributions without a sales charge;
•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;
•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of a Fund’s future performance); and
•	each Fund’s operating expenses remain the same except that fee waivers and/or expense reimbursements are reflected for the duration of such arrangement.

Costs are the same whether you redeem at the end of the period or not. Pro forma expenses are calculated assuming the consummation of both Group 2 Reorganizations. The example is for comparison purposes only and is not a representation of any Fund’s actual expenses or returns, either past or future. Because actual returns and expenses will be different, the example is for comparison only.

Number of Years You Own Your Shares	Transamerica ClearTrack® 2030	Transamerica Asset Allocation - Moderate Portfolio	Combined Transamerica Asset Allocation –Moderate Portfolio (Pro Forma)
Class R3
Year 1	$ 97	$ 97	$ 97
Year 3	$ 322	$ 346	$ 324
Year 5	$ 565	$ 614	$ 590
Year 10	$1,263	$1,380	$1,351

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in the Funds by showing you how the performance of the Funds’ Class R3 shares has varied from year to year since inception, and how the average total returns of the Funds’ shares for different periods compare to the returns of a broad measure of market performance and to the returns of one or more secondary indices.

The bar charts and tables below provide some indication of the risks of investing in the Funds by showing you how the performance of the Funds’ Class R3 shares has varied from year to year since inception, and how the average total returns of the Funds’ shares for different periods compare to the returns of a broad measure of market performance and to the returns of one or more secondary indices.

Prior to December 6, 2021, the Target Fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Prior to August 28, 2020, the Destination Fund had a portfolio construction manager and used different investment strategies. The performance set forth prior to that date is attributable to the previous portfolio construction manager.

Absent any applicable fee waivers and or expense limitations, performance would have been lower. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Following the Reorganizations, the Destination Fund will be the surviving fund for accounting and performance purposes.

Updated performance information of each Fund is available at no charge by calling the Funds’ toll-free number: at 1-888-233-4339 or by visiting the Funds’ website at https//www.transamerica.com/investments-fund-center.

Transamerica ClearTrack® 2030

Annual Total Returns (calendar years ended December 31) - Class R3

	Quarter Ended	Return
Best Quarter	6/30/2020	13.29%
Worst Quarter	3/31/2020	-13.12%
Year-to-date-return	3/31/2025	5.45%

Average Annual Total Returns (periods ended December 31, 2024)

	1 Year	5 Years	Since Inception	Inception Date
Class R3				3/1/2019
Return before taxes	9.40%	5.56%	6.63%
Return after taxes on distributions	8.87%	2.55%	3.88%
Return after taxes on distributions and sale of fund shares	5.72%	3.82%	4.73%
MSCI All Country World Index[1] (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes)	17.49%	10.06%	11.07%
S&P Target Date 2030 Index (reflects no deduction for fees, expenses or taxes)	9.90%	6.46%	7.45%
[1]

The MSCI All Country World Index became the fund’s primary benchmark on June 3, 2024. Prior to June 3, 2024, the fund’s primary benchmark was the S&P Target Date 2030 Index, and that index is now a secondary index for the fund. The new primary benchmark represents a broad measure of market performance and was added to comply with new regulatory requirements.

Transamerica Asset Allocation – Moderate Portfolio

Annual Total Returns (calendar years ended December 31) - Class R3

Best Quarter	12/31/2023	9.03%
Worst Quarter	9/30/2023	-3.50%
Year-to-date-return	3/31/2025	5.16%

Average Annual Total Returns (periods ended December 31, 2024)

	1 Year	Since Inception	Inception Date
Class R3			3/1/2022
Return before taxes	10.01%	3.89%
Return after taxes on distributions	8.26%	2.71%
Return after taxes on distributions and sale of fund shares	6.48%	2.67%
MSCI World Index (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes)	18.67%	9.76%
Transamerica Asset Allocation – Moderate Portfolio Blended Benchmark[1]	9.70%	4.22%
[1]

The fund’s secondary benchmark, the Transamerica Asset Allocation – Moderate Portfolio Blended Benchmark, consists of 50% Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) and 50% MSCI World Index (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes).

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Fund’s performance. The Target Fund’s portfolio turnover rate during the fiscal year ended October 31, 2024 was 10% of the average value of its portfolio. The Destination Fund’s portfolio turnover rate during the fiscal year ended October 31, 2024 was 17% of the average value of the Destination Fund’s portfolio.

Reasons for the Reorganization

The Board of the Target Fund and the Board of the Destination Fund evaluated and unanimously approved the Reorganization. Please see the section entitled “Board Considerations in Approving the Reorganizations” later in this Information Statement/Prospectus for a more detailed discussion of the Board considerations in approving the Reorganization.

CAPITALIZATION

The following tables set forth the capitalization of the Target Fund and the Destination Fund as of March 14, 2025 and the pro forma combined capitalization of the combined Destination Fund as if Group 2 Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of the Funds between March 14, 2025 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

	Transamerica ClearTrack 2030	Transamerica Asset Allocation – Moderate Portfolio	Pro Forma Adjustments		Combined Transamerica Asset Allocation – Moderate Portfolio (Pro Forma)
Net Assets	$78,037,806	$1,002,717,634	$0		$1,080,755,440
Class A	N/A	$613,038,758	$0		$613,038,758
Class C	N/A	$30,010,410	$0		$30,010,410
Class I	N/A	$27,647,119	$0		$27,647,119
Class R	N/A	$3,601,347	$0		$3,601,347
Class R3	$78,037,806	$328,420,000	$0		$404,457,806

Shares
Class A	N/A	52,831,382	0		52,831,382
Class C	N/A	2,529,920	0		2,529,920
Class I	N/A	2,380,107	0		2,380,107
Class R	N/A	311,996	0		311,996
Class R3	10,244,698	28,369,166	(3,505,682)	(a)	35,108,182

	Transamerica ClearTrack 2030	Transamerica Asset Allocation – Moderate Portfolio	Pro Forma Adjustments	Combined Transamerica Asset Allocation – Moderate Portfolio (Pro Forma)
NAV
Class A	N/A	$11.60	$0	$11.60
Class C	N/A	$11.86	$0	$11.86
Class I	N/A	$11.62	$0	$11.62
Class R	N/A	$11.54	$0	$11.54
Class R3	$7.62	$11.58	$(7.62)	$11.58

Maximum Offering Price Per Share
Class A	N/A	$12.28	$0	$12.28
(a)	To adjust Shares Outstanding of the Pro Forma Fund based on combining the Target Fund at the Destination’s Fund net asset value.
(b)	To adjust Net Asset Value of the Pro Forma Fund based on combining the Target Fund at the Destination’s Fund net asset value.

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by the Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and its Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections following the discussion of the Board Considerations in Approving the Reorganizations.

GROUP 3 REORGANIZATIONS

TRANSAMERICA CLEARTRACK® 2035

TRANSAMERICA CLEARTRACK® 2040

(each a “Target Fund” and together, the “Target Funds”)

AND

TRANSAMERICA ASSET ALLOCATION – MODERATE GROWTH FUND

(the “Destination Fund”)

Summary

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Plan attached as Exhibit A. For a discussion of the terms of the Plan, please see the section entitled “Terms of the Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus.

In each Reorganization, the Target Fund will be reorganized into the Destination Fund, with that Target Fund receiving shares of the corresponding class of the Destination Fund as shown in the following table:

Target Fund & Share Class	Destination Fund & Share Class
Transamerica ClearTrack® 2035 Class R3 Transamerica ClearTrack® 2040 Class R3	Transamerica Asset Allocation – Moderate Growth Portfolio Class R3

Neither Reorganization requires approval by the shareholders of the applicable Target Fund or the shareholders of the Destination Fund.

The consummation of one Group 3 Reorganization is contingent on the consummation of the other Group 3 Reorganization.

In each Reorganization, the Destination Fund will issue a number of its Class R3 shares to the applicable Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s Class R3 shares.

Both the Target Funds and the Destination Fund are managed by TAM. The Target Funds are sub-advised by Wilshire Advisors LLC and the Destination Fund is sub-advised by Goldman Sachs Asset Management, L.P. The Target Funds and the Destination Fund have similar investment objectives and principal investment strategies and related risks. As part of its principal investment strategies, each Target Fund invests its assets pursuant to a target asset allocation that is adjusted annually and follows a glidepath until the Target Fund reaches its target date, with allocations growing more conservative as the target date approaches, while the Destination Fund normally invests its assets based on static asset allocations targets.

The tables below provide a comparison of certain features of the Funds. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Fund and the Target Funds.

Comparison of Transamerica ClearTrack 2035, Transamerica ClearTrack 2040 and

Transamerica Asset Allocation – Moderate Growth Portfolio

	Target Fund Transamerica ClearTrack® 2035	Target Fund Transamerica ClearTrack® 2040	Destination Fund Transamerica Asset Allocation - Moderate Growth Portfolio
Investment objective	The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.	The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.	Seeks capital appreciation with current income as a secondary objective.
Principal investment strategies

The fund is a fund of funds – it invests in a combination of actively managed Transamerica funds (“funds”) and index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers.

The fund seeks to achieve its objective by investing normally in a combination of underlying funds and ETFs representing a variety of broad asset classes – including fixed income, domestic equity, foreign equity, and real estate – and investment styles and focuses. Underlying fixed-income funds and ETFs may include funds that invest primarily in investment grade fixed income securities, TIPS, or in high yield, high risk fixed-income securities rated below investment grade (commonly known as “junk bonds”). Underlying fixed-income funds and ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging markets debt securities. Underlying equity funds and ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate elated securities, including REITs. The fund may also invest in inflation-hedging positions that fall under the broader asset categories listed above.

The fund is a fund of funds – it invests in a combination of actively managed Transamerica funds (“funds”) and index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers.

The fund seeks to achieve its objective by investing normally in a combination of underlying funds and ETFs representing a variety of broad asset classes – including fixed-income, domestic equity, foreign equity, and real estate – and investment styles and focuses. Underlying fixed-income funds and ETFs may include funds that invest primarily in investment grade fixed-income securities, TIPS, or in high yield, high risk fixed-income securities rated below investment grade (commonly known as “junk bonds”). Underlying fixed-income funds and ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging markets debt securities. Underlying equity funds and ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate related securities, including REITs. The fund may also invest in inflation-hedging positions that fall under the broader asset categories listed above.

The fund is a fund of funds that seeks to achieve its investment objective by investing its assets primarily in a broad mix of Transamerica Funds (“underlying funds”). The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub adviser”), follows an investment process that involves longer-term portfolio positioning through strategic asset allocation and dynamic asset allocation to pursue shorter-term opportunities based on the sub-adviser’s views of current market conditions.

●Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 70% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 30% of net assets in fixed-income securities, which may include bonds, convertible securities, cash, cash equivalents, and other money market instruments. These percentages may vary.

●  The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments.

The fund is designed for investors expecting to retire around 2035. The fund’s asset-mix has been designed on the expectation that investors will begin to withdraw assets from the fund during 2035 and assumes a retirement age of 65. The fund generally seeks to maintain a static target allocation (the “Target Allocation”) to asset classes in accordance with its glide path, as described below. The fund’s sub-adviser, Wilshire Advisors LLC (the “sub-adviser” or “Wilshire”), may periodically adjust target asset class allocations in accordance with its investment process and, in the view of Wilshire, to appropriately position the fund in response to changing market environments. However, Wilshire may tactically overweight or underweight asset classes at any time during the glide path period. This means at any time the fund’s asset mix may differ from the Target Allocation.

The fund’s current Target Allocation for fixed-income, domestic equity, foreign equity and real estate is shown in the table below. Due to rounding, the sum of the allocations may not equal 100%.

The fund is designed for investors expecting to retire around 2040. The fund’s asset-mix has been designed on the expectation that investors will begin to withdraw assets from the fund during 2040 and assumes a retirement age of 65. The fund generally seeks to maintain a static target allocation (the “Target Allocation”) to asset classes in accordance with its glide path, as described below. The fund’s sub-adviser, Wilshire Advisors LLC (the “sub-adviser” or “Wilshire”), may periodically adjust target asset class allocations in accordance with its investment process and, in the view of Wilshire, to appropriately position the fund in response to changing market environments. However, Wilshire may tactically overweight or underweight asset classes at any time during the glide path period. This means at any time the fund’s asset mix may differ from the Target Allocation.

The fund’s current Target Allocation for fixed-income, domestic equity, foreign equity and real estate is shown in the table below. Due to rounding, the sum of the allocations may not equal 100%.

The underlying funds may also invest in real estate investment trusts (“REITs”) and derivatives.

The sub-adviser develops and implements a strategic asset allocation for the fund. The sub-adviser seeks to budget the fund’s long term investment risk exposure across various risk factors to establish a diversified strategic asset allocation. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.

The sub-adviser may dynamically adjust the fund’s asset allocation as part of its investment process in response to certain changes in the markets, the economic cycle and the macroeconomic environment. This dynamic asset allocation may change the fund’s portfolio positioning based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities. These views may impact the relative weights across asset classes, and the allocation to geographies, sectors and industries, as well as the fund’s duration and sensitivity to inflation.

Allocation of assets among the underlying funds is based on factors such as diversification, general market views and outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.

The fund may invest directly in U.S. government securities and/or short-term commercial paper.

Asset Class					Asset Class
	Fixed Income Funds	Domestic Equity Funds	Foreign Equity Funds	Real Estate Funds		Fixed Income Funds	Domestic Equity Funds	Foreign Equity Funds	Real Estate Funds
Transamerica ClearTrack® 2035	37.0%	38.5%	21.5%	3.0%	Transamerica ClearTrack® 2040	25.5%	46.0%	25.5%	3.0%

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund or ETF at any time. The fund may be a significant shareholder in certain underlying funds or ETFs.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund or ETF at any time. The fund may be a significant shareholder in certain underlying funds or ETFs.

Each underlying fund and ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and ETFs.

The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those funds.

The investment manager may change the available underlying Transamerica Funds, and the sub-adviser may change the fund’s asset allocations and underlying funds and ETFs, at any time without notice to shareholders and without shareholder approval.

Glide Path Period

Over time, the Target Allocation to asset classes will normally change according to a predetermined “glide path.” The glide path represents the shifting of these asset classes over time. Rebalancing and de-risking of the glide path will generally occur annually. The glide path is detailed in the chart below (note that “0” represents the fund’s target date and that the fund is currently “-10” years before its target date):

Each underlying fund and ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and ETFs.

The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those funds.

The investment manager may change the available underlying Transamerica Funds, and the sub-adviser may change the fund’s asset allocations and underlying funds and ETFs, at any time without notice to shareholders and without shareholder approval.

Glide Path Period

Over time, the Target Allocation to asset classes will normally change according to a predetermined “glide path.” The glide path represents the shifting of these asset classes over time. Rebalancing and de-risking of the glide path will generally occur annually. The glide path is detailed in the chart below (note that “0” represents the fund’s target date and that the fund is currently “-15” years before its target date):

The fund’s investment manager, among other things, oversees and monitors the sub-adviser and is solely responsible for selecting the underlying funds among which the sub-adviser may allocate the fund’s assets. After the underlying funds have been selected, the sub-adviser determines which underlying funds it wishes to utilize to allocate the fund’s assets. The sub-adviser is not required to utilize all of the underlying funds selected by the manager in seeking to fulfill the fund’s target asset allocation.

The sub-adviser may invest up to 10% of the fund’s net assets in index-based underlying exchange-traded funds (“underlying ETFs”) that the sub-adviser selects as part of the sub-adviser’s dynamic asset allocation to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available underlying funds.

The fund may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s dynamic asset allocation. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds and underlying ETFs.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.

During the time that the fund’s Target Allocation tracks the glide path, the fund’s asset mix will gradually become more conservative until approximately 2035 at which time the Target Allocation will become static. This reflects the goal of pursuing the highest total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement. By following these investment strategies both before and after the fund reaches its target date, the fund seeks to reduce the likelihood that an investor will experience a significant loss of capital at a more advanced age.

The Target Allocation reflected in the glide path is a “neutral” allocation, which does not reflect tactical decisions made by Wilshire to overweight or underweight a particular asset class. From time to time, Wilshire may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. Wilshire may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures

During the time that the fund’s Target Allocation tracks the glide path, the fund’s asset mix will gradually become more conservative until approximately 2040 at which time the Target Allocation will become static. This reflects the goal of pursuing the highest total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement. By following these investment strategies both before and after the fund reaches its target date, the fund seeks to reduce the likelihood that an investor will experience a significant loss of capital at a more advanced age.

The Target Allocation reflected in the glide path is a “neutral” allocation, which does not reflect tactical decisions made by Wilshire to overweight or underweight a particular asset class. From time to time, Wilshire may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. Wilshire may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among

Each underlying fund and underlying ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub-adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or underlying ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and underlying ETFs.

The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those funds.

The manager may change the underlying Transamerica Funds, and the sub-adviser may change the fund’s asset allocation, at any time without notice to shareholders and without shareholder approval.

among underlying funds and/or ETFs, Wilshire will examine, among other things, relative values and prospects among the underlying funds’ and/or ETFs’ asset classes, as well as the capacity of the underlying funds and/or ETFs to absorb additional cash flow.

Static Allocation Period

The fund’s Target Allocation will become static at the target date. At that time, when the fund’s Target Allocation will match the Target Allocation of Transamerica ClearTrack® Retirement Income (the “Retirement Fund”), the fund’s Board of Trustees may combine the fund with the Retirement Fund without shareholder approval, and the fund’s shareholders will become shareholders of the Retirement Fund. This combination would occur approximately in the year 2035. This combination is currently expected to be tax-free under current law. Shareholders will be provided with additional information at that time. The Retirement Fund’s Target Allocation is currently 60.0% fixed-income, 26.5% domestic equity, 12.0% foreign equity, and 1.5% real estate. Wilshire may tactically overweight or underweight asset classes in the fund during the Static Allocation Period and in the Retirement Fund at any time.

underlying funds and/or ETFs, Wilshire will examine, among other things, relative values and prospects among the underlying funds’ and/or ETFs’ asset classes, as well as the capacity of the underlying funds and/or ETFs to absorb additional cash flow.

Static Allocation Period

The fund’s Target Allocation will become static at the target date. At that time, when the fund’s Target Allocation will match the Target Allocation of Transamerica ClearTrack® Retirement Income (the “Retirement Fund”), the fund’s Board of Trustees may combine the fund with the Retirement Fund without shareholder approval, and the fund’s shareholders will become shareholders of the Retirement Fund. This combination would occur approximately in the year 2040. This combination is currently expected to be tax-free under current law. Shareholders will be provided with additional information at that time. The Retirement Fund’s Target Allocation is currently 60.0% fixed-income, 26.5% domestic equity, 12.0% foreign equity, and 1.5% real estate. Wilshire may tactically overweight or underweight asset classes in the fund during the Static Allocation Period and in the Retirement Fund at any time.

Investment manager	Transamerica Asset Management, Inc.
Sub-adviser	Wilshire Advisors LLC	Wilshire Advisors LLC	Goldman Sachs Asset Management, L.P.
Portfolio managers	Nathan Palmer, CFA - Portfolio Manager of the funds since 2021 Anthony Wicklund, CFA - Portfolio Manager of the funds since 2021	Nathan Palmer, CFA - Portfolio Manager of the funds since 2021 Anthony Wicklund, CFA - Portfolio Manager of the funds since 2021	Neill Nuttall – Portfolio Manager of the fund since 2020[1] Alexandra Wilson-Elizondo – Portfolio Manager of the fund since 2022 Siwen Wu – Portfolio Manager of the fund since 2024

The Funds’ Statements of Additional Information provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership of securities in the Funds.

Share Class(es) Offered	Class R3	Class R3	Classes A, C, I, R and R3
[1]	Effective July 1, 2025, Neill Nuttall will no longer serve as a portfolio manager for the Destination Fund.

Net Assets (as of 2/28/2025:	$82,365,484	$78,607,043	$1,447,123,273
Sales Charges	Class R3 shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge.
Management fees

TAM receives compensation, calculated daily and paid monthly, from the Target Fund at an annual rate (expressed as a percentage of the Fund’s average daily net assets) of 0.10% of the first $2.5 billion; 0.09% over $2.5 billion up to $4 billion; and 0.08% in excess of $4 billion.

For the fiscal year ended October 31, 2024, the Target Fund paid management fees (after waivers/ expense reimbursements and recapture) of 0.00% of the Fund’s average daily net assets.

TAM receives compensation, calculated daily and paid monthly, from the Target Fund at an annual rate (expressed as a percentage of the Fund’s average daily net assets) of 0.10% of the first $2.5 billion; 0.09% over $2.5 billion up to $4 billion; and 0.08% in excess of $4 billion.

For the fiscal year ended October 31, 2024, the Target Fund paid management fees (after waiver/s and reimbursements and recapture) of 0.00% of the Fund’s average daily net assets.

Effective and contingent upon the closing of the Reorganization, TAM will receive compensation, calculated daily and paid monthly, from the Destination Fund at an annual rate (expressed as a percentage of the Fund’s average daily net assets) of 0.10% of the first $1 billion; 0.0975% over $1 billion up to $2.5 billion; 0.090% over $2.5 billion up to $4 billion; 0.080% over $4 billion up to $9 billion; and 0.0725% in excess of $9 billion.*

For the fiscal year ended October 31, 2024, the Destination Fund paid management fees (after waivers/expense reimbursements and recapture) of 0.10% of the Fund’s average daily net assets.

Expense limitations

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Class R3 shares, excluding, as applicable:

●   interest (including borrowing costs and overdraft charges);

●   taxes;

●   brokerage commissions;

●   dividend and interest expenses on securities sold short;

●   extraordinary expenses; and

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Class R3 shares, excluding, as applicable:

●   interest (including borrowing costs and overdraft charges);

●   taxes;

●   brokerage commissions;

●   dividend and interest expenses on securities sold short;

●   extraordinary expenses; and

Effective and contingent upon the closing of the Reorganization, contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2027 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.30% for Class R3 shares, excluding, as applicable:

●   acquired fund fees and expenses;

●   interest (including borrowing costs and overdraft charges);

●   taxes;

●   brokerage commissions;

●   other expenses not incurred in the ordinary course of the fund’s business.

This arrangement cannot be terminated prior to March 1, 2026 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

●   other expenses not incurred in the ordinary course of the fund’s business.

This arrangement cannot be terminated prior to March 1, 2026 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

●   dividend and interest expenses on securities sold short;

●   extraordinary expenses; and

●   other expenses not incurred in the ordinary course of the fund’s business.

This arrangement cannot be terminated prior to March 1, 2027 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.**

For a comparison of the gross and net expenses of the Portfolios, please see the class fee tables in “The Portfolios’ Fees and Expenses” below.
*

The fee structure shown is the revised management fee schedule that will be implemented at the time of the Reorganizations. The current management fee schedule is 0.104% of the first $1 billion; 0.0975% over $1 billion up to $3 billion; 0.0925% over $3 billion up to $5 billion; 0.085% over $5 billion up to $7 billion; 0.080% over $7 billion up to $9 billion; and 0.0725% in excess of $9 billion.

**

The expense limitation shown is the revised expense limitation arrangement that will go into effect at the time of the Reorganizations. The current expense limitation is 0.35% for Class R3 shares through March 1, 2026.

Comparison of Principal Risks of Investing in the Funds

Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

You should carefully assess the risks associated with an investment in the Funds.

The Funds pursue similar investment objectives and principal investment strategies and face many of the same principal risks, as described below. Even though the Funds share many of the same principal risks, the degree of such risks may vary. In addition, the principal risks of the Funds differ in certain respects, as discussed below.

The following is a description of certain key principal risks of investing in each Fund. Additional principal risks of the Funds are discussed later in this section.

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Market - The market prices of the fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the fund’s securities and assets fall, the value of your investment in the fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.

The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the fund’s investments, and generally for economies and markets in the U.S. and elsewhere.

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Asset Allocation - The fund’s investment performance is significantly impacted by the fund’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or ETF or other issuer is incorrect.

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Underlying Funds - Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying fund.

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Equity Securities - Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

◾

Fixed Income Securities - Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.

◾

Management - The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Each Fund is subject to the following additional principal risks (in alphabetical order):

◾

Counterparty - The fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the fund has more contractual exposure to a counterparty.

◾

Credit - If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

◾

Currency - The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.

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Cybersecurity - Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or shareholder data (including private shareholder information), or proprietary information, cause the fund or its service providers (including, but not limited to, the fund’s investment manager, any sub-adviser(s), transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

◾

Derivatives - The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the fund to certain operational and legal risks. The fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the fund’s performance and its ability to implement its investment strategies and may increase costs related to the fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.

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Emerging Markets - Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. Emerging market securities may have low trading volumes and may be or become illiquid. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in emerging market countries, and shareholders may have limited legal remedies.

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Extension - When interest rates rise, payments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.

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Focused Investing - To the extent the fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.

◾

Foreign Investments - Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

◾

Growth Stocks - Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks

◾

High Yield Debt Securities - High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.

◾

Inflation[1] - The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the fund’s assets can decline as can the value of the fund’s distributions.

◾

Interest Rate -The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase

◾

Large Shareholder - A significant portion of the fund’s shares may be owned by one or more investment vehicles or institutional investors. Transactions by these large shareholders may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable capital gains to shareholders. In addition, sizeable redemptions could cause the fund’s total expenses to increase.

◾

Leveraging - To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations.

◾

Liquidity - The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.

◾

Prepayment or Call - Many issuers have a right to prepay their fixed-income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.

◾

Real Estate Securities - Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or one property type, the fund will also be subject to the risks associated with that one area or property type. The value of the fund’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.

◾

REITs - Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in

1 The Target Funds list Inflation among their key principal risks.

dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.

◾

Underlying Exchange-Traded Funds[2] - To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

◾

Valuation - Certain investments may be more difficult to value than other types of investments. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.

◾

Value Investing - The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

The Target Fund is subject to the following additional principal risk:

◾

Inflation-Protected Securities - Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

◾

Large Capitalization Companies - The fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

◾

Mortgage Related and Asset Backed Securities - The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.

2 The Target Funds list Underlying Exchange-Traded Funds among their key principal risks.

◾

Repurchase Agreements - In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

◾

Small and Medium Capitalization Companies - The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

The Destination Fund is subject to the following additional principal risks:

◾

Active Trading - The fund may engage in active trading of its portfolio. Active trading will increase transaction costs and could detract from performance. Active trading may be more pronounced during periods of market volatility and may generate greater amounts of short-term capital gains.

◾

Asset Class Variation - The underlying funds and ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying fund or ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds and ETFs at any given time, and the percentage of the fund’s assets invested in various underlying funds and ETFs, the fund’s actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the fund’s performance.

◾

Commodities and Commodity-Related Securities - Commodities and commodity-related businesses or industries are subject to changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk associated with the issuer, and their value may decline substantially if the issuer’s creditworthiness deteriorates.

◾

Convertible Securities - Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

◾

Floating Rate Loans - Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans held by the fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer fewer protections for lenders. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.

◾

Loans - Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund’s investments in loans are also subject to prepayment or call risk.

•

Structure Conflicts –Transamerica Asset Management, Inc. (“TAM”), the fund’s investment manager, has established an investment program whereby a substantial portion of the fund’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.

•

U.S. Government Securities – U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the financial condition or credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

The Funds’ Fees and Expenses

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. Unless otherwise noted, the fees and expenses for the Target Funds and Destination Fund in the tables appearing below are based on the fees and expenses for the period ended October 31, 2024. The table also shows the pro forma expenses of the combined Destination Fund after giving effect to both Group 3 Reorganizations based on pro forma net assets as of October 31, 2024 (adjusted to reflect the combined Destination Fund’s new management fee schedule and expense limitation which will go into effect upon the closing of the Reorganizations). Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Transamerica ClearTrack® 2035	Transamerica ClearTrack® 2040	Transamerica Asset Allocation – Moderate Growth Portfolio	Combined Asset Allocation – Moderate Growth (Pro Forma)

	Class R3	Class R3	Class R3	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.33%	0.34%	0.19%	0.19%(1)
Acquired fund fees and expenses(2)	0.36%	0.37%	0.65%	0.65%
Total Annual Fund Operating Expense	1.04%	1.06%	1.19%	1.19%
Fee waiver and/or expense reimbursement	0.09%(3)	0.11%(3)	0.19%(4)	0.24%(5)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95%	0.95%	1.00%	0.95%
(1)	Other expenses are based on estimates for the current fiscal year. Actual expense may differ from estimates.
(2)

Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.

(3)

Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Class R3 shares, excluding, as applicable, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. This arrangement cannot be terminated prior to March 1, 2026 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limits described above or any other lower limit then in effect.

(4)

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.35% for Class R3 shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. This arrangement cannot be terminated prior to March 1, 2026 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

(5)

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2027 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.30% for Class R3 shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. This arrangement cannot be terminated prior to March 1, 2027 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

Examples

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

•	you invest $10,000 in each Fund;
•	you reinvest all dividends and distributions without a sales charge;
•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;
•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of a Fund’s future performance); and
•	each Fund’s operating expenses remain the same except that fee waivers and/or expense reimbursements are reflected for the duration of such arrangement.

Costs are the same whether you redeem at the end of the period or not. Pro forma expenses are calculated assuming the consummation of the Reorganization of the Target Fund. The example is for comparison purposes only and is not a representation of any Fund’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

Number of Years You Own Your Shares	Transamerica ClearTrack® 2035 Target Fund	Transamerica ClearTrack® 2040 Target Fund	Transamerica Asset Allocation – Moderate Growth Portfolio	Combined Transamerica Asset Allocation – Moderate Growth Portfolio (Pro Forma)
Class R3
Year 1	$ 97	$ 97	$ 102	$ 97
Year 3	$ 322	$ 326	$ 359	$ 329
Year 5	$ 565	$ 574	$ 636	$ 607
Year 10	$1,263	$1,284	$1,426	$1,399

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in the Funds by showing you how the performance of the Funds’ Class R3 shares has varied from year to year since inception, and how the average total returns of the Funds’ shares for different periods compare to the returns of a broad measure of market performance and to the returns of one or more secondary indices.

Prior to December 6, 2021, each Target Fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Prior to August 28, 2020, the Destination Fund had a portfolio construction manager and used different investment strategies. The performance set forth prior to that date is attributable to the previous portfolio construction manager.

Absent any applicable fee waivers and or expense limitations, performance would have been lower. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Following the Reorganizations, the Destination Fund will be the surviving fund for accounting and performance purposes.

Updated performance information of each Fund is available at no charge by calling the Funds’ toll-free number: at 1-888-233-4339 or by visiting the Funds’ website at https//www.transamerica.com/investments-fund-center.

Transamerica ClearTrack® 2035

Annual Total Returns (calendar years ended December 31) - Class R3

	Quarter Ended	Return
Best Quarter	6/30/2020	15.02%
Worst Quarter	3/31/2020	-15.29%
Year-to-date-return	3/31/2025	5.69%

Average Annual Total Returns (periods ended December 31, 2024)

	1 Year	5 Years	Since Inception	Inception Date
Class R3				3/1/2019
Return before taxes	10.92%	6.58%	7.56%
Return after taxes on distributions	10.50%	3.28%	4.61%
Return after tases on distributions and sale of fund shares	5.72%	3.82%	4.73%
MSCI All Country World Index[1] (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes)	17.49%	10.06%	11.07%
S&P Target Date 2035 Index (reflects no deduction for fees, expenses or taxes)	11.38%	7.44%	8.41%
[1]

The MSCI All Country World Index became the fund’s primary benchmark on June 3, 2024. Prior to June 3, 2024, the fund’s primary benchmark was the S&P Target Date 2035 Index, and that index is now a secondary index for the fund. The new primary benchmark represents a broad measure of market performance and was added to comply with new regulatory requirements.

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Transamerica ClearTrack® 2040

Annual Total Returns (calendar years ended December 31) - Class R3

	Quarter Ended	Return
Best Quarter	6/30/2020	16.08%
Worst Quarter	3/31/2020	-16.82%
Year-to-date-return	3/31/2025	5.51%

Average Annual Total Returns (periods ended December 31, 2024)

	1 Year	5 Years	Since Inception	Inception Date
Class R3				3/1/2019
Return before taxes	12.11%	7.23%	8.20%
Return after taxes on distributions	11.82%	3.80%	5.11%
Return after tases on distributions and sale of fund shares	7.40%	5.06%	5.93%
MSCI All Country World Index[1] (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes)	17.49%	10.06%	11.07%
S&P Target Date 2040 Index (reflects no deduction for fees, expenses or taxes)	12.87%	8.27%	9.21%
[1]

The MSCI All Country World Index became the fund’s primary benchmark on June 3, 2024. Prior to June 3, 2024, the fund’s primary benchmark was the S&P Target Date 2040 Index, and that index is now a secondary index for the fund. The new primary benchmark represents a broad measure of market performance and was added to comply with new regulatory requirements.

Transamerica Asset Allocation – Moderate Growth Portfolio

Annual Total Returns (calendar years ended December 31) - Class R3

	Quarter Ended	Return
Best Quarter	12/31/2023	9.99%
Worst Quarter	9/30/2023	-3.58%
Year-to-date-return	3/31/2025	5.23%

Average Annual Total Returns (periods ended December 31, 2024)

	1 Year	Since Inception	Inception Date
Class R3			3/1/2022
Return before taxes	13.22%	6.03%
Return after taxes on distributions	11.14%	4.66%
Return after taxes on distributions and sale of fund shares	8.70%	4.40%
MSCI World Index (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes)	18.67%	9.76%
Transamerica Asset Allocation – Moderate Growth Portfolio Blended Benchmark[1]	13.23%	6.45%
[1]

The fund’s secondary benchmark, the Transamerica Asset Allocation –Moderate Growth Portfolio Blended Benchmark, consists of 30% Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) and 70% MSCI World Index (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes).

The after-tax returns in the charts above are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns may depend on the investor’s individual tax situation and may differ from those shown. After tax returns may not be relevant if the investment is made through a tax exempt or tax deferred account such as a 401(k) plan. After tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Fund’s performance. Transamerica ClearTrack® 2035’s and Transamerica ClearTrack® 2040’s portfolio turnover rates during the fiscal year ended October 31, 2024 were 5% and 6%, respectively, of the average value of their portfolios. The Destination Fund’s portfolio turnover rate during the fiscal year ended October 31, 2024 was 18% of the average value of the Destination Fund’s portfolio.

Reasons for the Reorganizations

The Board of each Target Fund and the Board of the Destination Fund evaluated and unanimously approved the Reorganizations. Please see the section entitled “Board Considerations in Approving the Reorganizations” later in this Information Statement/Prospectus for a more detailed discussion of the Board considerations in approving the Reorganizations.

CAPITALIZATION

The following tables set forth the capitalization of each Target Fund and the Destination Fund as of March 14, 2025 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of the Funds between March 14, 2025 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

	Transamerica ClearTrack® 2035	Transamerica ClearTrack® 2040	Transamerica Asset Allocation – Moderate Growth Portfolio	Pro Forma Adjustments	Combined Transamerica Asset Allocation – Moderate Growth Portfolio (Pro Forma)
Net Assets	$80,074,220	$76,697,625	$1,399,766,063	$0	$1,556,537,908
Class A	$0	$0	$181,805,383	$0	$1,181,805,383
Class C	$0	$0	$55,899,83	$0	$55,899,839
Class I	$0	$0	$51,981,485	$0	$51,981,485
Class R	$0	$0	$1,555,316	$0	$1,555,316
Class R3	$80,074,220	$76,697,625	$108,524,040	$0	$265,295,885

	Transamerica ClearTrack® 2035	Transamerica ClearTrack® 2040	Transamerica Asset Allocation – Moderate Growth Portfolio	Pro Forma Adjustments		Combined Transamerica Asset Allocation – Moderate Growth Portfolio (Pro Forma)
Shares
Class A	N/A	N/A	92,181,658			92,181,658
Class C	N/A	N/A	4,251,001			4,251,001
Class I	N/A	N/A	4,049,227			4,049,227
Class R	N/A	N/A	121,293			121,293
Class R3	10,841,981	10,488,177	8,490,731	(9,063,190)	(a)	20,757,699

NAV
Class A	$0	$0	$12.82	$0	$0	$12.82
Class C	$0	$0	$13.15	$0	$0	$13.15
Class I	$0	$0	$12.84	$0	$0	$12.84
Class R	$0	$0	$12.82	$0	$0	$12.82
Class R3	$7.39	$7.31	$12.78	$(14.70)	(b)	$12.78

Maximum Offering Price Per Share
Class A	N/A	N/A	$13.57	$0	$0	$13.57
(a)	To adjust Shares Outstanding of the Pro Forma Fund based on combining the Target Fund at the Destination’s Fund net asset value.
(b)	To adjust Net Asset Value of the Pro Forma Fund based on combining the Target Fund at the Destination’s Fund net asset value.

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by a Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and its Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections following the discussion of the Board Considerations in Approving the Reorganizations.

GROUP 4 REORGANIZATIONS

TRANSAMERICA CLEARTRACK® 2045

TRANSAMERICA CLEARTRACK® 2050

(each a “Target Fund” and together, the “Target Funds”)

AND

TRANSAMERICA ASSET ALLOCATION –GROWTH FUND

(the “Destination Fund”)

Summary

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Plan attached as Exhibit A. For a discussion of the terms of the Plan, please see the section entitled “Terms of the Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus.

In each Reorganization, the Target Fund will be reorganized into the Destination Fund, with that Target Fund receiving shares of the corresponding class of the Destination Fund as shown in the following table:

Target Fund & Share Class	Destination Fund & Share Class
Transamerica ClearTrack® 2045 Class R3 Transamerica ClearTrack® 2050 Class R3	Transamerica Asset Allocation –Growth Portfolio Class R3

Neither Reorganization requires approval by the shareholders of the applicable Target Fund or the shareholders of the Destination Fund.

The consummation of one Group 4 Reorganization is contingent on the consummation of the other Group 4 Reorganization.

In each Reorganization, the Destination Fund will issue a number of its Class R3 shares to the applicable Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s Class R3 shares.

Both the Target Funds and the Destination Fund are managed by TAM. The Target Funds are sub-advised by Wilshire Advisors LLC and the Destination Fund is sub-advised by Goldman Sachs Asset Management, L.P. The Target Funds and the Destination Fund have similar investment objectives and principal investment strategies and related risks. As part of its principal investment strategies, each Target Fund invests its assets pursuant to a target asset allocation that is adjusted annually and follows a glidepath until the Target Fund reaches its target date, with allocations growing more conservative as the target date approaches, while the Destination Fund normally invests its assets based on static asset allocations targets.

The tables below provide a comparison of certain features of the Funds. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Fund and the Target Funds.

Comparison of Transamerica ClearTrack 2045, Transamerica ClearTrack 2050 and

Transamerica Asset Allocation –Growth Portfolio

	Target Fund Transamerica ClearTrack® 2045	Target Fund Transamerica ClearTrack® 2050	Destination Fund Transamerica Asset Allocation – Growth Portfolio
Investment objective	The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.	The fund seeks the highest total return(that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.	Seeks long-term capital appreciation
Principal investment strategies

The fund is a fund of funds – it invests in a combination of actively managed Transamerica funds (“funds”) and index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers.

The fund seeks to achieve its objective by investing normally in a combination of underlying funds and ETFs representing a variety of broad asset classes – including fixed income, domestic equity, foreign equity, and real estate – and investment styles and focuses. Underlying fixed-income funds and ETFs may include funds that invest primarily in investment grade fixed income securities, TIPS, or in high yield, high risk fixed-income securities rated below investment grade (commonly known as“junk bonds”). Underlying fixed-income funds and ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging markets debt securities. Underlying equity funds and ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate related securities, including REITs. The fund may also invest in inflation-hedging positions that fall under the broader asset categories listed above.

The fund is a fund of funds – it invests in a combination of actively managed Transamerica funds (“funds”) and index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers.

The fund seeks to achieve its objective by investing normally in a combination of underlying funds and ETFs representing a variety of broad asset classes – including fixed income, domestic equity, foreign equity, and real estate – and investment styles and focuses. Underlying fixed-income funds and ETFs may include funds that invest primarily in investment grade fixed income securities, TIPS, or in high yield, high risk fixed-income securities rated below investment grade (commonly known as“junk bonds”). Underlying fixed-income funds and ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging markets debt securities. Underlying equity funds and ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate related securities, including REITs. The fund may also invest in inflation-hedging positions that fall under the broader asset categories listed above.

The fund is a fund of funds that seeks to achieve its investment objective by investing its assets primarily in a broad mix of Transamerica Funds (“underlying funds”). The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub adviser”), follows an investment process that involves longer-term portfolio positioning through strategic asset allocation and dynamic asset allocation to pursue shorter-term opportunities based on the sub-adviser’s views of current market conditions.

●   Under normal circumstances, the fund expects to invest primarily in underlying funds that invest in U.S. and foreign (including emerging markets) equities, commodity-related securities, and alternative investments.

●   The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”) and derivatives.

The sub-adviser develops and implements a strategic asset allocation for the fund. The sub-adviser seeks to budget the fund’s long term investment risk exposure across various risk factors

The fund is designed for investors expecting to retire around 2045. The fund’s asset-mix has been designed on the expectation that investors will begin to withdraw assets from the fund during 2045 and assumes a retirement age of 65. The fund generally seeks to maintain a static target allocation (the “Target Allocation”) to asset classes in accordance with its glide path, as described below. The fund’s sub-adviser, Wilshire Advisors

LLC (the “sub-adviser” or “Wilshire”), may periodically adjust target asset class allocations in accordance with its investment process and, in the view of Wilshire, to appropriately position the fund in response to changing market environments. However, Wilshire may tactically overweight or underweight asset classes at any time during the glide path period. This means at any time the fund’s asset mix may differ from the Target Allocation.

The fund’s current Target Allocation for fixed-income, domestic equity, foreign equity and real estate is shown in the table below. Due to rounding, the sum of the allocations may not equal 100%.

The fund is designed for investors expecting to retire around 2050. The fund’s asset-mix has been designed on the expectation that investors will begin to withdraw assets from the fund during 2050 and assumes a retirement age of 65. The fund generally seeks to maintain a static target allocation (the “Target Allocation”) to asset classes in accordance with its glide path, as described below. The fund’s sub-adviser, Wilshire Advisors LLC (the “sub-adviser” or “Wilshire”), may periodically adjust target asset class allocations in accordance with its investment process and, in the view of Wilshire, to appropriately position the fund in response to changing market environments. However, Wilshire may tactically overweight or underweight asset classes at any time during the glide path period. This means at any time the fund’s asset mix may differ from the Target Allocation.

The fund’s current Target Allocation for fixed-income, domestic equity, foreign equity and real estate is shown in the table below. Due to rounding, the sum of the allocations may not equal 100%

to establish a diversified strategic asset allocation. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.

The sub-adviser may dynamically adjust the fund’s asset allocation as part of its investment process in response to certain changes in the markets, the economic cycle and the macroeconomic environment. This dynamic asset allocation may change the fund’s portfolio positioning based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities. These views may impact the relative weights across asset classes, and the allocation to geographies, sectors and industries, as well as the fund’s duration and sensitivity to inflation.

Allocation of assets among the underlying funds is based on factors such as diversification, general market views and outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.

The fund may invest directly in U.S. government securities and/or short-term commercial paper.

The fund’s investment manager, among other things, oversees and monitors the sub-adviser and is solely responsible for selecting the underlying funds among which the sub-adviser may allocate the fund’s assets. After the underlying funds have been selected, the sub-adviser determines which underlying funds it wishes to utilize to allocate the fund’s assets. The sub-adviser is not required to utilize all of the underlying funds selected by the manager in seeking to fulfill the fund’s target asset allocation.

Asset Class					Asset Class
	Fixed Income Funds	Domestic Equity Funds	Foreign Equity Funds	Real Estate Funds		Fixed Income Funds	Domestic Equity Funds	Foreign Equity Funds	Real Estate Funds
Transamerica ClearTrack 2045	15.5%	52.0%	29.0%	3.5%	Transamerica ClearTrack 2050	10.0%	54.0%	32.0%	4.0%

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund or ETF at any time. The fund may be a significant shareholder in certain underlying funds or ETFs.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund or ETF at any time. The fund may be a significant shareholder in certain underlying funds or ETFs.

Each underlying fund and ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub-adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and ETFs.

The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those funds.

The investment manager may change the available underlying Transamerica Funds, and the sub-adviser may change the fund’s asset allocations and underlying funds and ETFs, at any time without notice to shareholders and without shareholder approval.

Glide Path Period

Over time, the Target Allocation to asset classes will normally change according to a predetermined “glide path.” The glide path represents the shifting of these asset classes over time. Rebalancing and de-risking of the glide path will generally occur annually. The glide path is detailed in the chart below (note that “0” represents the fund’s target date and that the fund is currently “-20” years before its target date):

Each underlying fund and ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub-adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and ETFs.

The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those funds.

The investment manager may change the available underlying Transamerica Funds, and the sub-adviser may change the fund’s asset allocations and underlying funds and ETFs, at any time without notice to shareholders and without shareholder approval.

Glide Path Period

Over time, the Target Allocation to asset classes will normally change according to a predetermined “glide path.” The glide path represents the shifting of these asset classes over time. Rebalancing and de-risking of the glide path will generally occur annually. The glide path is detailed in the chart below (note that “0” represents the fund’s target date and that the fund is currently “-25” years before its target date):

The sub-adviser may invest up to 10% of the fund’s net assets in index-based underlying exchange-traded funds (“underlying ETFs”) that the sub-adviser selects as part of the sub-adviser’s dynamic asset allocation to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available underlying funds.

The fund may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s dynamic asset allocation. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds and underlying ETFs.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.

Each underlying fund and underlying ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub-adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or underlying ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and underlying ETFs.

The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives

During the time that the fund’s Target Allocation tracks the glide path, the fund’s asset mix will gradually become more conservative until approximately 2045 at which time the Target Allocation will become static. This reflects the goal of pursuing the highest total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement. By following these investment strategies both before and after the fund reaches its target date, the fund seeks to reduce the likelihood that an investor will experience a significant loss of capital at a more advanced age.

The Target Allocation reflected in the glide path is a “neutral” all allocation, which does not reflect tactical decisions made by Wilshire to overweight or underweight a particular asset class. From time to time, Wilshire may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. Wilshire may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in

During the time that the fund’s Target Allocation tracks the glide path, the fund’s asset mix will gradually become more conservative until approximately 2050 at which time the Target Allocation will become static. This reflects the goal of pursuing the highest total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement. By following these investment strategies both before and after the fund reaches its target date, the fund seeks to reduce the likelihood that an investor will experience a significant loss of capital at a more advanced age.

The Target Allocation reflected in the glide path is a “neutral” allocation, which does not reflect tactical decisions made by Wilshire to overweight or underweight a particular asset class. From time to time, Wilshire may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. Wilshire may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among and principal investment strategies, and identifies certain risks of those funds.

The manager may change the underlying Transamerica Funds, and the sub-adviser may change the fund’s asset allocation, at any time without notice to shareholders and without shareholder approval.

response to the markets. When varying exposures among underlying funds and/or ETFs, Wilshire will examine, among other things, relative values and prospects among the underlying funds’ and/or ETFs’ asset classes, as well as the capacity of the underlying funds and/or ETFs to absorb additional cash flow.

Static Allocation Period

The fund’s Target Allocation will become static at the target date. At that time, when the fund’s Target Allocation will match the Target Allocation of Transamerica ClearTrack® Retirement Income (the “Retirement Fund”), the fund’s Board of Trustees may combine the fund with the Retirement Fund without shareholder approval, and the fund’s shareholders will become shareholders of the Retirement Fund. This combination would occur approximately in the year 2045. This combination is currently expected to be tax-free under current law. Shareholders will be provided with additional information at that time. The Retirement Fund’s Target Allocation is currently 60.0% fixed-income, 26.5% domestic equity, 12.0% foreign equity, and 1.5% real estate. Wilshire may tactically overweight or underweight asset classes in the fund during the Static Allocation Period and in the Retirement Fund at any time.

underlying funds and/or ETFs, Wilshire will examine, among other things, relative values and prospects among the underlying funds’ and/or ETFs’ asset classes, as well as the capacity of the underlying funds and/or ETFs to absorb additional cash flow.

Static Allocation Period

The fund’s Target Allocation will become static at the target date. At that time, when the fund’s Target Allocation will match the Target Allocation of Transamerica ClearTrack® Retirement Income (the “Retirement Fund”), the fund’s Board of Trustees may combine the fund with the Retirement Fund without shareholder approval, and the fund’s shareholders will become shareholders of the Retirement Fund. This combination would occur approximately in the year 2050. This combination is currently expected to be tax-free under current law. Shareholders will be provided with additional information at that time. The Retirement Fund’s Target Allocation is currently 60.0% fixed-income, 26.5% domestic equity, 12.0% foreign equity, and 1.5% real estate. Wilshire may tactically overweight or underweight asset classes in the fund during the Static Allocation Period and in the Retirement Fund at any time.

Investment manager	Transamerica Asset Management, Inc.
Sub-adviser	Wilshire Advisors LLC	Wilshire Advisors LLC	Goldman Sachs Asset Management, L.P.
Portfolio managers	Nathan Palmer, CFA - Portfolio Manager of the funds since 2021 Anthony Wicklund, CFA - Portfolio Manager of the funds since 2021	Nathan Palmer, CFA - Portfolio Manager of the funds since 2021 Anthony Wicklund, CFA - Portfolio Manager of the funds since 2021	Neill Nuttall – Portfolio Manager of the fund since 2020[1] Alexandra Wilson-Elizondo – Portfolio Manager of the fund since 2022 Siwen Wu – Portfolio Manager of the fund since 2024

The Funds’ Statements of Additional Information provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership of securities in the Funds.

Share Class(es) Offered	Class R3	Class R3	Classes A, C, I, R and R3
[1]	Effective July 1, 2025, Neill Nuttall will no longer serve as a portfolio manager for the Destination Fund.

Net Assets (as of 2/28/2025):	$54,224,634	$41,490,289	$1,082,223,089
Distribution and service (12b-1) fees

Class R3 shares pay a Rule 12b-1 fee of 0.25% (expressed as a percentage of average daily net assets of the Fund), which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts.

Management fees

TAM receives compensation, calculated daily and paid monthly, from the Target Fund at an annual rate (expressed as a percentage of the Fund’s average daily net assets) of 0.10% of the first $2.5 billion; 0.09% over $2.5 billion up to $4 billion; and 0.08% in excess of $4 billion.

For the fiscal year ended October 31, 2024, the Target Fund paid management fees (after waivers/expense reimbursements and recapture) of 0.00% of the Fund’s average daily net assets.

TAM receives compensation, calculated daily and paid monthly, from the Target Fund at an annual rate (expressed as a percentage of the Fund’s average daily net assets) of 0.10% of the first $2.5 billion; 0.09% over $2.5 billion up to $4 billion; and 0.08% in excess of $4 billion.

For the fiscal year ended October 31, 2024, the Target Fund paid management fees (after waivers/expense reimbursements and recapture) of 0.00% of the Fund’s average daily net assets.

Effective and contingent upon the closing of the Reorganization, TAM will receive compensation, calculated daily and paid monthly, from the Destination Fund at an annual rate (expressed as a percentage of the Fund’s average daily net assets) of 0.10% of the first $1 billion; 0.0975% over $1 billion up to $2.5 billion; 0.090% over $2.5 billion up to $4 billion; 0.080% over $4 billion up to $9 billion; and 0.0725% in excess of $9 billion.*

For the fiscal year ended October 31, 2024, the Destination Fund paid management fees (after waivers/expense reimbursements and recapture) of 0.10% of the Fund’s average daily net assets.

Expense limitations

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Class R3 shares, excluding, as applicable:

●   interest (including borrowing costs and overdraft charges);

●   taxes;

●   brokerage commissions;

●   dividend and interest expenses on securities sold short;

●   extraordinary expenses; and

●   other expenses not incurred in the ordinary course of the fund’s business.

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Class R3 shares, excluding, as applicable:

●   interest (including borrowing costs and overdraft charges);

●   taxes;

●   brokerage commissions;

●   dividend and interest expenses on securities sold short;

●   extraordinary expenses; and

●   other expenses not incurred in the ordinary course of the fund’s business.

Effective and contingent upon the closing of the Reorganization, contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2027 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.24% for Class R3 shares, excluding, as applicable:

●   acquired fund fees and expenses;

●   interest (including borrowing costs and overdraft charges);

●   taxes;

●   brokerage commissions;

●   dividend and interest expenses on securities sold short;

●   extraordinary expenses; and

This arrangement cannot be terminated prior to March 1, 2026 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

This arrangement cannot be terminated prior to March 1, 2026 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

●   other expenses not incurred in the ordinary course of the fund’s business.

This arrangement cannot be terminated prior to March 1, 2027 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

For a comparison of the gross and net expenses of the Funds, please see the fee tables in “The Funds’ Fees and Expenses” below.
*

The fee structure shown is the revised management fee schedule that will be implemented at the time of the Reorganizations. The current management fee schedule is 0.104% of the first $1 billion; 0.0975% over $1 billion up to $3 billion; 0.0925% over $3 billion up to $5 billion; 0.085% over $5 billion up to $7 billion; 0.080% over $7 billion up to $9 billion; and 0.0725% in excess of $9 billion.

**

The expense limitation shown is the revised expense limitation arrangement that will be go into effect at the time of the Reorganizations. The current expense limitation is 0.35% for Class R3 shares through March 1, 2026.

Comparison of Principal Risks of Investing in the Funds

Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

You should carefully assess the risks associated with an investment in the Funds.

The Funds pursue similar investment objectives and principal investment strategies and face many of the same principal risks, as described below. Even though the Funds share many of the same principal risks, the degree of such risks may vary. In addition, the principal risks of the Funds differ in certain respects, as discussed below.

The following is a description of certain key principal risks of investing in each Fund. Additional principal risks of the Funds are discussed later in this section.

◾

Market - The market prices of the fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the fund’s securities and assets fall, the value of your investment in the fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.

The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the fund’s investments, and generally for economies and markets in the U.S. and elsewhere.

◾

Asset Allocation - The fund’s investment performance is significantly impacted by the fund’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or ETF or other issuer is incorrect.

◾

Underlying Funds - Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying fund.

◾

Equity Securities - Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

◾

Management - The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Each Fund is subject to the following additional principal risks (in alphabetical order):

◾

Counterparty - The fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the fund has more contractual exposure to a counterparty.

◾

Credit - If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

◾

Currency - The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.

◾

Cybersecurity - Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or shareholder data (including private shareholder information), or proprietary information, cause the fund or its service providers (including, but not limited to, the fund’s investment manager, any sub-adviser(s), transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

◾

Derivatives - The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the fund to certain operational and legal risks. The fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the fund’s performance and its ability to implement its investment strategies and may increase costs related to the fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.

◾

Emerging Markets - Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. Emerging market securities may have low trading volumes and may be or become illiquid. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in emerging market countries, and shareholders may have limited legal remedies.

◾

Extension - When interest rates rise, payments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.

◾

Fixed Income Securities[1] - Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.

◾

Focused Investing - To the extent the fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.

◾

Foreign Investments - Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

◾

Growth Stocks - Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest

1 Transamerica ClearTrack® 2045, a Target Fund, lists Fixed Income Securities among its key principal risks.

rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

◾

High Yield Debt Securities - High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.

◾

Interest Rate - The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.

◾

Large Shareholder - A significant portion of the fund’s shares may be owned by one or more investment vehicles or institutional investors. Transactions by these large shareholders may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable capital gains to shareholders. In addition, sizeable redemptions could cause the fund’s total expenses to increase.

◾

Leveraging - To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations.

◾

Liquidity - The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.

◾

Prepayment or Call - Many issuers have a right to prepay their fixed-income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.

◾

Real Estate Securities - Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or one property type, the fund will also be subject to the risks associated with that one area or property type. The value of the fund’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.

◾

REITs - Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.

◾

Underlying Exchange-Traded Funds[2] - To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

◾

Valuation - Certain investments may be more difficult to value than other types of investments. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.

◾

Value Investing - The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

The Target Fund is subject to the following additional principal risks:

◾

Inflation[3] – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the fund’s assets can decline as can the value of the fund’s distributions.

◾

Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

◾

Large Capitalization Companies – The fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

◾

Mortgage Related and Asset Backed Securities - The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from mortgage loans secured by real property.

2 The Target Funds list Underlying Exchange-Traded Funds among their key principal risks.

3 Transamerica ClearTrack 2045®, a Target Fund, lists Inflation among its key principal risks.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.

◾

Repurchase Agreements - In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

◾

Small and Medium Capitalization Companies - The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

The Destination Fund is subject to the following additional principal risks:

◾

Active Trading- The fund may engage in active trading of its portfolio. Active trading will increase transaction costs and could detract from performance. Active trading may be more pronounced during periods of market volatility and may generate greater amounts of short-term capital gains.

◾

Asset Class Variation - The underlying funds and ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying fund or ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds and ETFs at any given time, and the percentage of the fund’s assets invested in various underlying funds and ETFs, the fund’s actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the fund’s performance.

◾

Commodities and Commodity-Related Securities- Commodities and commodity-related businesses or industries are subject to changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk associated with the issuer, and their value may decline substantially if the issuer’s creditworthiness deteriorates.

◾

Structure Conflicts – Transamerica Asset Management, Inc. (“TAM”), the fund’s investment manager, has established an investment program whereby a substantial portion of the fund’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.

◾

U.S. Government Securities – U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the financial condition or credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

The Funds’ Fees and Expenses

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. Unless otherwise noted, the fees and expenses for the Target Funds and Destination Fund in the tables appearing below are based on the fees and expenses for the period ended October 31, 2024. The table also shows the pro forma expenses of the combined Destination Fund after giving effect to both Group 4 Reorganizations based on pro forma net assets as of October 31, 2024 (adjusted to reflect the combined Destination Fund’s new management fee schedule and expense limitation which will go into effect upon the closing of the Reorganizations). Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Transamerica ClearTrack® 2045 Target Fund	Transamerica ClearTrack® 2050 Target Fund	Transamerica Asset Allocation – Growth Portfolio	Combined Transamerica Asset Allocation – Growth Portfolio (Pro Forma)
	Class R3	Class R3	Class R3	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.41%	0.45%	0.20%	0.19%(1)
Acquired fund fees and expenses(2)	0.37%	0.37%	0.71%	0.71%
Total Annual Fund Operating Expense	1.13%	1.17%	1.26%	1.25%
Fee waiver and/or expense reimbursement	0.18%(3)	0.22%(3)	0.20%(4)	0.30%(5)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95%	0.95%	1.06%	0.95%
(1)	Other expenses are based on estimates for the current fiscal year. Actual expenses may differ from estimates.
(2)

Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.

(3)

Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Class R3 shares, excluding, as applicable, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. This arrangement cannot be terminated prior to March 1, 2026 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

(4)

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.35% for Class R3 shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. This arrangement cannot be terminated prior to March 1, 2026 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

(5)

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2027 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.24% for Class R3 shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. This arrangement cannot be terminated prior to March 1, 2027 without the Board of Trustees’

consent. TAM is permitted to recapture amounts waived and/or reimbursed to Class R3 during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

Examples

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

•	you invest $10,000 in each Fund;
•	you reinvest all dividends and distributions without a sales charge;
•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;
•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of a Fund’s future performance); and
•	each Fund’s operating expenses remain the same except that fee waivers and/or expense reimbursements are reflected for the duration of such arrangement.

Costs are the same whether you redeem at the end of the period or not. Pro forma expenses are calculated assuming the consummation of both Group 4 Reorganizations. The example is for comparison purposes only and is not a representation of any Fund’s actual expenses or returns, either past or future. Because actual returns and expenses will be different, the example is for comparison only.

Number of Years You Own Your Shares	Transamerica ClearTrack® 2045	Transamerica ClearTrack® 2050	Transamerica Asset Allocation – Growth Portfolio	Combined Transamerica Asset Allocation – Growth Portfolio (Pro Forma)
Class R3
Year 1	$ 97	$ 97	$ 108	$ 97
Year 3	$ 341	$ 350	$ 380	$ 336
Year 5	$ 605	$ 622	$ 672	$ 627
Year 10	$1,359	$1,401	$1,505	$1,457

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in the Funds by showing you how the performance of the Funds’ Class R3 shares has varied from year to year since inception, and how the average total returns of the Funds’ shares for different periods compare to the returns of a broad measure of market performance and to the returns of one or more secondary indices.

Prior to December 6, 2021, each Target Fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Prior to August 28, 2020, the Destination Fund had a portfolio construction manager and used different investment strategies. The performance set forth prior to that date is attributable to the previous portfolio construction manager.

Absent any applicable fee waivers and or expense limitations, performance would have been lower. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Following the Reorganizations, the Destination Fund will be the surviving fund for accounting and performance purposes.

Updated performance information of each Fund is available at no charge by calling the Funds’ toll-free number: at 1-888-233-4339 or by visiting the Funds’ website at https//www.transamerica.com/investments-fund-center.

Transamerica ClearTrack® 2045

Annual Total Returns (calendar years ended December 31) - Class R3

	Quarter Ended	Return
Best Quarter	6/30/2020	17.74%
Worst Quarter	3/31/2020	-18.95%
Year-to-date-return	3/31/2025	5.42%

Average Annual Total Returns (periods ended December 31, 2024)

	1 Year	5 Years	Since Inception	Inception Date
Class R3				3/1/2019
Return before taxes	12.95%	7.85%	8.84%
Return after taxes on distributions	12.73%	4.07%	5.46%
Return after tases on distributions and sale of fund shares	7.91%	5.47%	6.39%
MSCI All Country World Index[1] (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes)	17.49%	10.06%	11.07%
S&P Target Date 2045 Index (reflects no deduction for fees, expenses or taxes)	13.58%	8.75%	9.67%
[1]

The MSCI All Country World Index became the fund’s primary benchmark on June 3, 2024. Prior to June 3, 2024, the fund’s primary benchmark was the S&P Target Date 2045 Index, and that index is now a secondary index for the fund. The new primary benchmark represents a broad measure of market performance and was added to comply with new regulatory requirements.

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Transamerica ClearTrack® 2050

Annual Total Returns (calendar years ended December 31) - Class R3

	Quarter Ended	Return
Best Quarter	6/30/2020	18.69%
Worst Quarter	3/31/2020	-20.14%
Year-to-date-return	3/31/2025	5.27%

Average Annual Total Returns (periods ended December 31, 2024)

	1 Year	5 Years	Since Inception	Inception Date
Class R3				3/1/2019
Return before taxes	13.32%	8.27%	9.22%
Return after taxes on distributions	13.13%	4.45%	5.81%
Return after tases on distributions and sale of fund shares	8.16%	5.80%	6.68%
MSCI All Country World Index1 (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes)	17.49%	10.06%	11.07%
S&P Target Date 2050 Index (reflects no deduction for fees, expenses or taxes)	14.30%	8.55%	9.49%
[1]

The MSCI All Country World Index became the fund’s primary benchmark on June 3, 2024. Prior to June 3, 2024, the fund’s primary benchmark was the S&P Target Date 2050 Index, and that index is now a secondary index for the fund. The new primary benchmark represents a broad measure of market performance and was added to comply with new regulatory requirements.

Transamerica Asset Allocation –Growth Portfolio

Annual Total Returns (calendar years ended December 31) - Class R3

	Quarter Ended	Return
Best Quarter	12/31/2023	11.04%
Worst Quarter	9/30/2023	-3.89%
Year-to-date-return	3/31/2025	4.74%

Average Annual Total Returns (periods ended December 31, 2024)

	1 Year	Sinc Inceptione
Class R3			3/1/2022
Return before taxes	17.64%	8.76%
Return after taxes on distributions	16.22%	7.32%
Return after taxes on distributions and sale of fund shares	11.55%	6.65%
MSCI World Index (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes)	18.67%	9.76%

1

The after-tax returns in the charts above are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns may depend on the investor’s individual tax situation and may differ from those shown. After tax returns may not be relevant if the investment is made through a tax exempt or tax deferred account such as a 401(k) plan. After tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Fund’s performance. During the fiscal year ends for Transamerica ClearTrack® 2045 and Transamerica ClearTrack® 2050, the Funds’ turnover rate was 7% and 5%, respectively, of the average value of the Target Funds. During the Destination Fund’s most recent fiscal year ended October 31, 2024, the Fund’s turnover rate was 11% of the average value of the Destination Fund.

Reasons for the Reorganizations

The Board of each Target Fund and the Board of the Destination Fund evaluated and unanimously approved the Reorganizations. Please see the section entitled “Board Considerations in Approving the Reorganizations” later in this Information Statement/Prospectus for a more detailed discussion of the Board considerations in approving the Reorganizations.

CAPITALIZATION

The following tables set forth the capitalization of each Target Fund and the Destination Fund as of March 14, 2025 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of the Funds between March 14, 2025 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

	Transamerica ClearTrack® 2045	Transamerica ClearTrack® 2050	Transamerica Asset Allocation – Growth Portfolio	Pro Forma Adjustments	Combined Transamerica Asset Allocation –Growth Portfolio (Pro Forma)
Net Assets	$52,278,646	$40,211,389	$1,038,186,638	$0	$1,130,676,673
Class A	$0	$0	$820,709,745	$0	$820,709,745
Class C	$0	$0	$42,126,636	$0	$42,126,636
Class I	$0	$0	$37,745,477	$0	$37,745,477
Class R	$0	$0	$685,239	$0	$685,239
Class R3	$52,278,646	$40,211,389	$136,919,541	$0	$229,409,576

	Transamerica ClearTrack® 2045	Transamerica ClearTrack® 2050	Transamerica Asset Allocation – Growth Portfolio	Pro Forma Adjustments		Combined Transamerica Asset Allocation –Growth Portfolio (Pro Forma)
Shares				$0
Class A	N/A	N/A	55,487,901	$0		55,487,901
Class C	N/A	N/A	2,961,587	$0		2,961,587
Class I	N/A	N/A	2,546,384	$0		2,546,384
Class R	N/A	N/A	46,635	$0		46,635
Class R3	7,738,553	5,943,527	9,291,179	(7,407,315)	(a)	15,565,944

NAV
Class A	N/A	N/A	$14.79	$0		$14.79
Class C	N/A	N/A	$14.22	$0		$14.22
Class I	N/A	N/A	$14.82	$0		$14.82
Class R	N/A	N/A	$14.69	$0		$14.69
Class R3	$6.76	$6.77	$14.74	$(13.53)	(b)	$14.74

Maximum Offering Price Per Share
Class A	N/A	N/A	$15.65	$0		$15.65
(a)	To adjust Shares Outstanding of the Pro Forma Fund based on combining the Target Fund at the Destination’s Fund net asset value.
(b)	To adjust Net Asset Value of the Pro Forma Fund based on combining the Target Fund at the Destination’s Fund net asset value.

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by a Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see Board Considerations in Approving the Reorganizations.

BOARD CONSIDERATIONS IN APPROVING THE REORGANIZATIONS

At a meeting held on March 5-6, 2025, the Board of the Target Funds, including its Independent Trustees, unanimously determined that the Reorganizations would be in the best interests of the Target Funds and would not dilute the interests of the existing shareholders of the Target Funds. The same Board oversees the Destination Funds, and both the full Board and the Independent Trustees also unanimously determined that the Reorganizations would be in the best interests of the Destination Funds and would not dilute the interests of the existing shareholders of the Destination Funds. The Board believes that the proposed Reorganizations will be advantageous to the shareholders of each Fund. In determining whether to approve the Reorganizations, the Trustees considered the potential impact of the Reorganizations on the Funds’ shareholders and a variety of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Trustees based their determinations on the considerations set forth below, among others, although they did not identify any consideration or particular item of information that was controlling of their determinations and each Trustee may have attributed different weights to the various factors.

General Considerations

•

The Trustees considered that each Target Fund is similar to its corresponding Destination Fund, in that they have similar investment objectives and that they are funds of funds that allocate assets to underlying funds and ETFs pursuant to investment strategies that leverage their respective sub-adviser’s asset allocation expertise to identify appropriate investment opportunities across a diversified range of asset classes.

•

The Trustees considered that TAM views the Target Funds as sub-scale, noting that the Target Funds have relatively low assets and that TAM does not expect the Target Funds to achieve scale in the future.

•

The Trustees considered that TAM believes that the larger combined asset base of each Destination Fund resulting from each Reorganization will offer the potential for greater operating efficiencies and economies of scale in each Destination Fund, including the potential for lower expense ratios, the ability to effect larger portfolio transactions and the ability to spread fixed costs over a larger asset base.

•

The Trustees considered that TAM believes that the Reorganizations would eliminate redundancies in the Transamerica Funds’ product line, strengthening TAM’s ability to pursue investment and marketing opportunities that could benefit the Destination Funds.

•

The Trustees considered that TAM has evaluated alternatives to the Reorganizations, including liquidation of the Target Funds, but concluded that the Reorganizations represented the best outcome for Target Fund shareholders as they would permit them to continue investing in a comparable asset allocation strategy that, like the Target Funds, is accompanied by dedicated support for shareholders through Transamerica Retirement Solutions LLC.

Fees and Expenses

•

The Trustees assessed the information that was provided in advance of the meeting of the Trustees regarding fees and expenses for the Funds involved in the Reorganizations, as well as projected expense ratios of the Destination Funds following the Reorganizations.

•

The Trustees considered that, in connection with the Reorganizations, TAM agreed to a reduction to the Destination Funds’ management fee schedules. The Trustees further considered that TAM has contractually undertaken through March 1, 2027 to waive fees and/or reimburse expenses of each Destination Fund to the extent that the total expenses of the Destination Fund exceed certain operating levels and that TAM has further agreed to lower the existing contractual expense cap for Class R3 of certain Destination Funds in connection with the Reorganizations through the same period.

•

The Trustees considered that following each Reorganization, the total net expense ratio of Class R3 shares of each combined Destination Fund is expected to either decrease or remain the same as compared to the current total net expense ratio of Class R3 shares of each applicable corresponding Target Fund, resulting in either immediate savings or no increase in net annual fund operating expenses for shareholders of each applicable Target Fund. The Trustees further considered that Class R3 is the only class of each applicable Target Fund that will be offered at the time of each Reorganization. The Trustees considered that the costs of the Reorganization would be divided equally between the Destination Funds and TAM.

Investment Performance

•	The Trustees considered the relative investment performance of the Funds.

•	The Trustees considered that Wilshire is the sub-adviser for the Target Funds and GSAM is the sub-adviser for the Destination Funds.

•

With respect to the Reorganizations of Transamerica ClearTrack Retirement Income and Transamerica ClearTrack 2025 into Transamerica Asset Allocation – Conservative Portfolio, the Trustees considered that the Destination Fund underperformed the Target Funds for the past 1- and 3-year periods and for the period commencing when Wilshire began sub-advising the Target Funds, each ending December 31, 2024. The Trustees also considered that the Destination Fund shows similar or weaker peer relative performance (on a net of fees basis) versus the Target Funds for the past 1- and 3-year periods and for the period commencing when Wilshire began sub-advising the Target Funds, each ending December 31, 2024. The Trustees noted the reasons for this underperformance, including the Destination Fund’s slightly lower equity allocation.

•

With respect to the Reorganization of Transamerica ClearTrack 2030 into Transamerica Asset Allocation – Moderate Portfolio, the Trustees considered that the Destination Fund outperformed the Target Fund for the past 1-year period and that the Destination Fund shows stronger peer relative performance (on a net of fees basis) versus the Target Fund for the past 1-year period.

•

With respect to the Reorganizations of Transamerica ClearTrack 2035 and Transamerica ClearTrack 2040 into Transamerica Asset Allocation – Moderate Growth Portfolio, the Trustees considered that the Destination Fund outperformed both Target Funds for the past 1- and 3-year periods and Transamerica ClearTrack 2035 for the period commencing when Wilshire began sub-advising the Target Funds, each ending December 31, 2024. The Trustees also considered that the Destination Fund shows stronger peer relative performance (on a net of fees basis) versus Transamerica ClearTrack 2035 Fund for the past 1- and 3-year periods and for the period commencing when Wilshire began sub-advising the Target Funds and stronger absolute and peer relative performance (on a net of fees basis) versus Transamerica ClearTrack 2040 Fund for the past 1- and 3-year periods.

•

With respect to the Reorganizations of Transamerica ClearTrack 2045 and Transamerica ClearTrack 2050 into Transamerica Asset Allocation – Growth Portfolio, the Trustees considered that the Destination Fund outperformed both Target Funds for the past 1- and 3-year periods and for the period commencing when Wilshire began sub-advising the Target Funds, each ending December 31, 2024. The Trustees also considered that the Destination Fund shows stronger peer relative performance (on a net of fees basis) versus both Target Funds for the past 1- and 3-year periods and for the period commencing when Wilshire began sub-advising the Target Funds, each ending December 31, 2024.

•	The Trustees considered that GSAM, the Destination Funds’ sub-adviser, commenced sub-advising the Destination Funds in August 2020.

Tax Consequences

•

The Trustees considered that the Reorganizations are generally not expected to result in the recognition of gain or loss for U.S. federal income tax purposes by the Destination Funds’ shareholders, by the Target Funds’ shareholders, by the Destination Funds or by the Target Funds.

•

With respect to the Reorganizations of Transamerica ClearTrack Retirement Income and Transamerica ClearTrack 2025 into Transamerica Asset Allocation – Conservative Portfolio, the Trustees considered the potential tax consequences to shareholders of each Fund, noting that the Destination Fund is expected to recognize a portion of the Target Funds’ unrealized losses as a result of repositioning following the Reorganizations.

•

With respect to the Reorganization of Transamerica ClearTrack 2030 into Transamerica Asset Allocation – Moderate Portfolio, the Trustees considered the potential tax consequences to shareholders of each Fund, noting that the Destination Fund is expected to recognize a portion of the Target Fund’s unrealized losses as a result of repositioning following the Reorganization, and noting that the Target Fund is expected to distribute capital gains prior to the Reorganization.

•

With respect to the Reorganizations of Transamerica ClearTrack 2035 and Transamerica ClearTrack 2040 into Transamerica Asset Allocation – Moderate Growth Portfolio, the Trustees considered the potential tax consequences to shareholders of each Fund, noting that the Destination Fund is expected to recognize a portion of the Target Funds’ unrealized losses as a result of repositioning following the Reorganization, and noting that the Target Funds are expected to distribute capital gains prior to the Reorganization.

•

With respect to the Reorganizations of Transamerica ClearTrack 2045 and Transamerica ClearTrack 2050 into Transamerica Asset Allocation – Growth Portfolio, the Trustees considered the potential tax consequences to shareholders of each Fund, noting that the Destination Fund is expected to recognize a portion of the Target Funds’ unrealized gains as a result of repositioning following the Reorganizations, and noting that the Target Funds are expected to distribute capital gains prior to the Reorganizations.

Investment Program

•

The Trustees considered the investment objectives and policies of the Destination Funds and their compatibility with those of the Target Funds. In this regard, the Trustees noted that although the investment objectives and investment strategies of the Target Funds and the Destination Funds are similar, there are some differences between the Funds’ investment objectives and investment strategies. However, the Trustees noted that the Funds share the same fundamental investment policies.

•

The Trustees considered that TAM is the investment manager of each Target Fund and each Destination Fund. The Trustees also considered that Wilshire is the sub-adviser to the Target Funds and GSAM is the sub-adviser to the Destination Funds.

•

The Trustees considered that each Target Fund, as target date funds, automatically adjusts its asset allocation to become more conservative as the target date approaches. The Trustees also considered that that Destination Funds follow an investment process that involves static longer-term portfolio positioning through strategic asset allocation and dynamic asset allocation to pursue shorter term opportunities, which will require shareholders of the Target Funds to actively manage their investments in order to manage their asset allocation.

Other Considerations

•	The Trustees considered the terms and conditions of the form of Agreement and Plan of Reorganization.

•	The Trustees took into consideration the fact that the Target Funds and Destination Funds have the same valuation policies and procedures and that the Reorganizations would be consummated at NAV.

•

The Trustees considered that TAM has indicated that the Target Funds have no illiquid securities that could present difficulties in the transition of the Target Funds’ portfolio holdings to the Destination Funds.

PORTFOLIO SECURITIES

If a Reorganization is affected, TAM will analyze and evaluate the portfolio securities of the Target Fund being transferred to the corresponding Destination Fund. Consistent with each Destination Fund’s investment objective and investment strategies and policies, any restrictions imposed by the Code and in the best interests of the Destination Fund’s shareholders (including former shareholders of the applicable Target Fund), TAM will influence the extent and duration to which the portfolio securities of the applicable Target Fund will be maintained by the Destination Fund. It is expected that there will be dispositions of some of the portfolio securities of the Target Funds following the Reorganizations, including to ensure compliance with the Destination Funds’ principal investment strategies. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the combined Destination Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, the selling combined Destination Fund’s other gains and losses, and the combined Destination Fund’s ability to use any available tax loss carryforwards.

Group 1: Transamerica Asset Allocation – Conservative is expected to result in estimated brokerage costs of approximately $4,590.60 (less than one cent per share) assuming 52.64% of the Target Funds are repositioned.

Group 2: Transamerica Asset Allocation – Moderate Portfolio is expected to result in estimated brokerage costs of approximately $1,867 (less than one cent per share) assuming 46.29% of the Target Fund is repositioned.

Group 3: Transamerica Asset Allocation – Moderate Growth Portfolio is expected to result in estimated brokerage costs of approximately $3,947 (less than one cent per share) assuming 49.18% of the Target Fund are repositioned.

Group 4: Transamerica Asset Allocation Growth – Portfolio is expected to result in estimated brokerage costs of approximately $2,812.62 (less than one cent per share) assuming 52.31% of the Target Funds are repositioned.

The shareholders of the combined Destination Funds will bear the associated costs with the repositioning. The disposition of securities in connection with the Reorganizations are expected to result in capital gains/losses to the combined Destination Funds as indicated below.

Fund	Expected Capital Gains (Losses)	Per Share
Transamerica ClearTrack® Retirement Income	$(414,342)	(0.0069)
Transamerica ClearTrack® 2025	$(298,054)	(0.0056)
Transamerica ClearTrack® 2030	$ 779,857	0.0081

Transamerica ClearTrack® 2035	$1,058,962	0.0089
Transamerica ClearTrack® 2040	$1,439,204	0.0122
Transamerica ClearTrack® 2045	$1,278,618	0.0169
Transamerica ClearTrack® 2050	$1,169,093	0.0156

It is expected that any such capital gains will be offset by available tax capital loss carryforwards, and, accordingly, that no material distribution to shareholders is anticipated to result from these dispositions of securities. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, other capital gains and losses that may be recognized and the combined Destination Fund’s ability to use any available tax loss carryforwards.

TERMS OF THE AGREEMENT AND PLAN OF EACH REORGANIZATION

The Reorganizations

•	Each Reorganization is scheduled to occur as of the close of business on or about June 20, 2025 but may occur on such other date as the parties may agree (the “Closing Date”).

•

On the Closing Date of each Reorganization, the Target Fund will transfer all of its property and assets to the corresponding Destination Fund. In exchange, the applicable Destination Fund will assume all of the liabilities of the relevant Target Fund and issue shares, as described below.

•

In each Reorganization, the applicable Destination Fund will issue a number of its Class R3 shares to the relevant Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s Class R3 shares.

•

Class R3 shares of the applicable Destination Fund will then be distributed on the Closing Date to the corresponding Target Fund’s shareholders in complete liquidation of the Target Fund in proportion to the relative net asset values of their holdings of Class R3 shares of the Target Fund. Therefore, on the Closing Date, upon completion of the applicable Reorganization, each Target Fund shareholder will hold Class R3 shares of the corresponding Destination Fund having the same aggregate net asset value as their holdings of Class R3 shares of the Target Fund immediately prior to the Reorganization. The net asset value attributable to Class R3 shares of a Target Fund will be determined using the Target Fund’s valuation policies and procedures and the net asset value attributable to Class R3 shares of a Destination Fund will be determined using the Destination Fund’s valuation policies and procedures. The assets of each Target Fund and corresponding Destination Fund are valued using the same valuation policies and procedures.

•	Each Target Fund will be terminated after the Closing Date.

•

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. Following the Reorganizations, shareholders of each Target Fund will be subject to the fees and expenses of the corresponding Destination Fund.

•	Following the Reorganizations, TAM will continue to act as investment manager to each Destination Fund and GSAM will continue to serve as sub-adviser to each Destination Fund.

•

The exchange of Target Fund shares for Destination Fund shares in a Reorganization is not expected to result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. Each Reorganization generally will not result in the recognition of gain or loss for federal income tax purposes by the applicable Target Fund or Destination Fund.

Agreement and Plan of Reorganization

Each Reorganization will be undertaken pursuant to the Plan substantially in the form attached as Exhibit A to this Information Statement/Prospectus, which is incorporated herein by this reference. The description of the Plan contained herein, which includes the material provisions of the Plan, is qualified in its entirety by the attached copy.

Determination of Net Asset Value. In each Reorganization, the applicable Destination Fund will deliver to each corresponding Target Fund a number of full and fractional Destination Fund Class R3 shares with an aggregate net asset value equal to the net asset value of the corresponding Target Fund’s Class R3 shares. The net asset value per share of the Class R3 shares of the Destination Fund shall be computed using the Destination Funds’ valuation procedures and the net asset value per share of the Class R3 shares of the Target Fund shall be computed using the Target Fund’s valuation policies and procedures. The number of full and fractional Destination Fund Class R3 shares shall be determined by dividing the value of the Target Fund’s net assets by the net asset value of one share of Class R3 shares of the applicable Destination Fund.

Conditions to Closing the Reorganization. The obligation of each Fund to consummate a Reorganization is subject to the satisfaction of certain conditions, including each Fund’s performance of all its obligations under the Plan, the receipt of certain documents and financial statements from the Target Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6 and 7 of the form of Plan attached as Exhibit A). The consummation of a particular Reorganization listed in Group 1, 3, or 4 is contingent on the consummation of the other Reorganization in that group. The Reorganization(s) in a group are not contingent on the Reorganization(s) in any other group.

The obligations of each Fund are subject to the receipt of a favorable opinion of Morgan, Lewis & Bockius LLP as to the United States federal income tax consequences of the applicable Reorganization.

Termination of the Plan. The Board may terminate the Plan at any time before the Closing Date, if the Board believes that proceeding with the Plan is inadvisable with respect to a Target Fund or Destination Fund. Any such termination will be effective when communicated to the other party.

Expenses of the Reorganization. It is anticipated that the total cost of the Reorganizations will be approximately $500,000. The associated costs of the Reorganization will be shared equally by TAM and the Destination Funds with the Destination Funds’ portion being allocated among them equally. Notwithstanding the foregoing, in each Reorganization, expenses will be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

TAX STATUS OF THE REORGANIZATIONS

Each Reorganization is conditioned upon the receipt by the applicable Target Fund and Destination Funds of an opinion from Morgan Lewis & Bockius LLP, counsel to the Funds, substantially to the effect that, for federal income tax purposes:

•

The transfer of all the applicable Target Fund’s assets to the Destination Fund in exchange solely for (a) the issuance of the Destination Fund shares to the Target Fund and (b) the assumption of the Target Fund’s liabilities by the Destination Fund, followed by the distribution of the Destination Fund shares to the Target Fund shareholders in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Destination Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the applicable Destination Fund upon receipt of the assets of the corresponding Target Fund solely in exchange for shares of the Destination Fund and the assumption by the Destination Fund of all the liabilities of the Target Fund as part of the Reorganization;

•

The tax basis in the hands of the applicable Destination Fund of the assets of the applicable Target Fund transferred in the Reorganization will be the same as the tax basis of such assets in the hands of the Target Fund immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer;

•

The holding period in the hands of the applicable Destination Fund of each asset of a Target Fund transferred in the Reorganization, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the asset was held by the applicable Target Fund (except where investment activities of the applicable Destination Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•

No gain or loss will be recognized by the applicable Target Fund upon the transfer of its assets to the applicable Destination Fund solely in exchange for the Destination Fund shares and the assumption by the Destination Fund of all of the liabilities of the Target Fund, or upon the distribution of the Destination Fund shares by the Target Fund to its shareholders in complete liquidation of the Target Fund, except for (1) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (2) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (3) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon transfer of an asset regardless of whether the transfer would otherwise be a non-recognition transaction under the Code;

•

No gain or loss will be recognized by the applicable Target Fund shareholders upon the exchange of their shares of the applicable Target Fund solely for shares of the Destination Fund as part of the Reorganization;

•

The aggregate tax basis of the Destination Fund shares received by each shareholder of the Target Fund in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor; and

•

Each Target Fund shareholder’s holding period for his or her Destination Fund shares received in the Reorganization will include the holding period for the shares of the Target Fund exchanged therefor, provided that the shareholder held the Target Fund shares as capital assets on the date of the exchange.

In rendering such opinion, counsel will rely upon, among other things, certain facts, assumptions and representations of the Trust, made on behalf of each Target Fund and Destination Fund.

No tax ruling has been or will be received from the IRS in connection with each Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Prior to the Reorganization, the applicable Target Fund will declare and pay a dividend, which, together with all previous dividends for the taxable year, is intended to have the effect of distributing to the Target Fund shareholders all of the Target Fund’s net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, and all of its net tax-exempt income, if any, for the taxable year ending on the Closing Date. The per-share amount of such distributions to the shareholders of each Target Fund is estimated as of June 20, 2025, to be as set forth in the table below. Any amount actually distributed to the Target Fund’s shareholders immediately prior to the Reorganization may be higher or lower than the estimated amount set forth in the table below. Any such distribution generally will be taxable to the applicable Target Fund’s shareholders.

Fund Name	Distribution Amount (per Share)
Transamerica ClearTrack® Retirement Income	$0.04792
Transamerica ClearTrack® 2025	$0.07126
Transamerica ClearTrack® 2030	$0.06099
Transamerica ClearTrack® 2035	$0.05313
Transamerica ClearTrack® 2040	$0.04523
Transamerica ClearTrack® 2045	$0.03865
Transamerica ClearTrack® 2050	$0.04203

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign or non-income tax consequences of the Reorganizations. You should consult your tax adviser for the particular tax consequences to you of the applicable transaction, including the applicability of any state, local or foreign tax laws.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATIONS

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward indefinitely its net capital losses to offset its capital gains recognized in future years.

As of October 31, 2024, the Funds had the following unused capital loss carryforwards:

Fund	Total
Transamerica ClearTrack Retirement Income	$2,086,431
Transamerica ClearTrack 2025	$1,690,926
Transamerica ClearTrack 2030	$2,583,859

‘Transamerica ClearTrack 2035	$2,808,604
Transamerica ClearTrack 2040	$2,446,833
Transamerica ClearTrack 2045	$2,078,313
Transamerica ClearTrack 2050	$1,706,820
Transamerica Asset Allocation – Conservative Portfolio	$8,502,906
Transamerica Asset Allocation – Moderate Portfolio	$0
Transamerica Asset Allocation – Moderate Growth Portfolio	$0
Transamerica Asset Allocation – Growth Portfolio	$0

As of the Closing Date, each Fund may have net realized capital gains or losses and may also have net unrealized gains or losses.

Each Reorganization may result in a number of different limitations on the applicable combined Destination Fund’s ability, following the Reorganization, to use realized and unrealized losses of the Target and Destination Funds. In the taxable year of the applicable Destination Fund in which the Reorganization occurs, the Destination Fund will be able to use capital loss carryforwards of the corresponding Target Fund (including from the Target Fund’s short taxable year ending on the Closing Date), subject to the additional limitations described below, to offset only a prorated portion of the Destination Fund’s capital gains for such taxable year, based on the number of days remaining after the Closing Date in such taxable year.

If shareholders of a Target Fund own less than 50% of the applicable Destination Fund immediately after the relevant Reorganization, the Reorganization may result in limitations on the combined Fund’s ability, following the Reorganization, to use any capital loss carryforwards of the Target Fund (including carryforwards generated in the tax year of the Target Fund ending on the date of the Reorganization) and potentially on the combined Destination Fund’s ability to use unrealized capital losses inherent in the tax basis of the assets of the Target Fund acquired in the Reorganization. Those limitations are imposed on an annual basis. Capital losses in excess of this limitation may be carried forward indefinitely, subject to any other applicable limitations. The annual limitation on the use of those carryforwards for periods following a Reorganization generally will equal the product of the net asset value of the applicable Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the Internal Revenue Service (“IRS”) and in effect at the time of the Reorganization. This limitation may be prorated in the taxable year of the applicable Destination Fund in which the relevant Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

Under certain circumstances, a Reorganization may result in limitations on the applicable Destination Fund’s ability, in the post-Reorganization period, to use a portion of any capital loss carryforward of the Destination Fund itself from years ended prior to the Closing Date and/or generated in its tax year that includes the Reorganization, and potentially on the Destination Fund’s ability to use unrealized capital losses inherent in the tax basis of its assets. Those limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation on the use of those carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Destination Fund and the “long-term tax-exempt rate,” as published by the IRS.

If a Destination Fund or Target Fund has a net unrealized gain inherent in its assets at the time of the relevant Reorganization, then, under certain circumstances, the combined Destination Fund may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Fund with the net unrealized gain inherent in its assets at the time of the Reorganization) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund involved in the Reorganization. This limitation will generally apply if the Destination Fund’s or the Target Fund’s unrealized capital gains as of the date of the Reorganization are greater than either $10,000,000 or 15% of the value of its assets, subject to certain adjustments.

As a result of a Reorganization, losses and loss carryforwards will benefit the shareholders of the relevant combined Destination Fund, rather than only the shareholders of the Fund that incurred them. Even if a particular limitation described above would not be triggered solely by the Reorganization, the limitation may be triggered by the Reorganization and one or more other transactions entered into by the Target Fund or Destination Fund (including, potentially, another reorganization). By reason of the foregoing rules, taxable shareholders may pay more taxes, or pay taxes sooner, than they otherwise would have if the Reorganization did not occur.

Since each Reorganization is not expected to close until the close of business on or about June 20, 2025, the capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described above may change significantly between now and the completion of the Reorganization. Further, the ability of each Fund to use losses (even in the absence of the Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

Each Fund has adopted certain fundamental investment policies that may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The following table lists the fundamental investment policies for each Target Fund and each Destination Fund. The Target Funds and Destination Funds have the same fundamental investment policies. For a more complete discussion of a Fund’s other investment policies and fundamental and non-fundamental investment restrictions, please see the Fund’s statement of additional information.

	Target Funds	Destination Funds
Borrowing	The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
Underwriting Securities	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
Making Loans	The Fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Senior Securities	The Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.
Real Estate	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.
Commodities

The Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

Concentration of Investments

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Policies

The Target Funds and the Destination Funds have adopted the following non-fundamental policies, which may be changed by the Board without shareholder approval.

1. Illiquid investments

No Fund may purchase any investment if, as a result, more than 15% of its net assets would be invested in illiquid investments.

2. Purchasing securities on margin

No Fund may purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.

Disclosure of Portfolio Holdings

A detailed description of each Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s statement of additional information.

Fund Expenses

During times of market volatility or decline, assets of your fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in your fund’s Annual Fund Operating Expenses table under “Fees and Expenses” in this prospectus. In addition, the total annual fund operating expenses shown in your fund’s Annual Fund Operating Expenses table may not correlate to the ratios of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflect the operating expenses of your fund and do not include certain expenses such as acquired (i.e., underlying) funds’ fees and expenses.

The “Other expenses” items in the Annual Fund Operating Expenses table for your fund include fees for custodial, legal, transfer agency, and, as applicable, sub-transfer agency services. “Other expenses” may include additional expenses such as interest expense (including borrowing costs and overdraft charges) as well as various other expenses applicable to each share class of your fund.

Sub-Transfer Agency Fees

In addition to transfer agency fees, Class R3 shares pay sub-transfer agency fees of 0.15% to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services.

How To Contact the Funds
• Customer Service: 1-888-233-4339 – Monday through Friday; hours of operation as posted on the funds’ website at https://www.transamerica.com/contact-us.
• Internet: www.transamerica.com
• Fax: 1-888-329-4339

Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945
Overnight Address:	Transamerica Fund Services, Inc. 801 Pennsylvania Avenue Suite 219945 Kansas City, MO 64105-1307

Retirement plan participants in a retirement plan administered by Transamerica Retirement Solutions, TAM’s affiliate, may contact 1-800-755-5801 for additional information. If you hold your account through an unaffiliated plan administrator, recordkeeper or financial intermediary, please contact them directly for account specific questions.

Opening an Account

Fill out the New Account Application for the desired registration type, which is available on our website at www.transamerica.com, or call Customer Service. Transamerica Funds requires all applications to include an investment representative or an approved broker-dealer of record. An approved broker-dealer is one that is providing services under a valid dealer sales agreement with the funds’ distributor.

Federal regulations may require a fund to obtain, verify and record certain information from you and persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth (for an individual), permanent residential address or principal place of business and Social Security Number or Employer Identification Number. The fund may also ask to see other identifying documents. If you do not provide the information, the fund may not be able to open your account. Identifying information must be provided for each trader on an account. The fund may also place limits on account transactions while it is in the process of verifying your identity. If the fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the fund believes it has identified potentially criminal activity, the fund reserves the right to take action it deems appropriate or as required by law, which may include redeeming your shares and closing your account.

The funds are offered for sale in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands and are not registered for sale outside the United States. If you are a Non-U.S. Person, you must provide a U.S. mailing address to establish an account, unless your broker-dealer firm submits your account through the National Securities Clearing Corporation, and an appropriate tax form (e.g., Form W-8BEN) and documentary evidence and letter of explanation. Your broker-dealer may be required to submit a foreign certification form and other information as instructed by the fund’s distributor. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in a fund.

Additional shares may be purchased through a retirement plan’s administrator, record-keeper or financial service firm serving as an intermediary. There is no minimum investment for eligible plans investing in Class R and R3 shares.

By Mail

• Send your completed application and check made payable to Transamerica Fund Services, Inc.

Through an Authorized Dealer

• The dealer is responsible for opening your account and may need to provide Transamerica Funds with your taxpayer identification number.

Buying Shares

Investors may purchase shares of the funds at the “offering price” of the shares, which is the net asset value per share (“NAV”) plus any applicable initial sales charge. Please note that purchase requests initiated through an automated service that exceed $50,000 per day may be rejected and must be submitted by check or via bank wire.

Please refer to the retirement plan documents for information on how to purchase Class R3 shares of the funds and any fees that may apply.

Transamerica Funds must receive payment for NSCC purchase orders within one business day of the order.

Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege, without notice and regardless of size. Each fund reserves the right to discontinue offering any class of shares at any time, to liquidate any class of shares or merge any class of shares into another class of shares, or to cease investment operations entirely.

Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.

By Check

• Make your check payable and send to Transamerica Fund Services, Inc.

• If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica fund(s) in which you wish to invest. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one Transamerica fund, your check will be deposited into such fund. If you do not specify the fund(s) in which you wish to invest and own more than one fund, your investment may be rejected.

• Redemption proceeds will be withheld for up to 10 calendar days from the date of purchase for funds to clear.

• Transamerica Funds does not accept cash, money orders, traveler’s checks, credit card convenience checks, counter checks or starter checks without pre-printed information. Cashier’s checks and third party checks may be accepted, subject to approval by Transamerica Funds. We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

• If you are opening a new account, send your completed application along with your check.

By Automatic Investment Plan

• With an Automatic Investment Plan (“AIP”), a specific dollar amount is invested on predetermined date(s) and the payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.

By Telephone

• You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website at www.transamerica.com for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

Through an Authorized Dealer

• If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within two business days after your order is accepted.

By Internet

• You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. If you have established online access to your account, you can add the electronic bank link option by accessing our website. You can also call Customer Service or visit our website at www.transamerica.com for information on how to establish an electronic bank link.

By Payroll Deduction

• You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this option.

By Wire Transfer

• You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:

State Street Bank and Trust Company, Boston, MA, ABA#011000028 Credit: Transamerica Funds Acct #00418533 Ref: Shareholder name, Transamerica fund and account numbers.

• Shares will be purchased at the next determined public offering price after receipt of your wire if you have supplied all other required information.

Other Information

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order, including, but not limited to, any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer.

Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us and submit an appropriate tax form (e.g. Form W-8BEN) and documentary evidence and letter of explanation before future purchases can be accepted explanation before future purchases can be accepted.

Selling Shares

Shares may be sold (or “redeemed”) on any day the New York Stock Exchange is open for business. Proceeds from the redemption of shares will normally be sent to redeeming shareholders within two business days after receipt of a redemption request in good order, but in any event within seven days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, Transamerica Funds may postpone payment under certain circumstances, such as when the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC or authorized by law.

If you have recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the fund is reasonably satisfied that the check or electronic funds transfer has cleared (which may take up to ten calendar days). This delay may be avoided if you purchase shares by Federal Funds wire or certified check.

Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee for all shareholders. Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee.

The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.

Shares are redeemed at NAV, minus any applicable sales charge.

To request your redemption and receive payment:

Direct Deposit – ACH

• You may request an “ACH redemption” in writing, by phone or by internet access to your account. The electronic bank link must be established in advance. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible to request redemptions via the internet.

Direct Deposit – Wire

• You may request an expedited wire redemption in writing or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.

Check to Address of Record

•	Telephone or Internet Request – You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.
•

Written Request – Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

Check to Another Party/Address

•	This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.

Systematic Withdrawal Plan (by Direct Deposit – ACH or Check)

•

You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Systematic withdrawals may be made via ACH between the 3rd and 28th day of the month only, or via check on the 20th day of the month only. If you have established online access to your account, you can add, update or stop your systematic withdrawal by accessing our website. You can also call Customer Service for information on how to establish a SWP, or access our website to obtain the form to request this option.

Through an Authorized Dealer

•	You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or Dealer for assistance.

Your Request to Sell Your Shares and Receive Payment May Be Subject to:

•	The type of account you have and if there is more than one shareholder. For example, we may require additional documentation for certain account types or multiple signatures.

•

The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.

•

A written request and original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.
•

Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

•	Redemption proceeds will be withheld for up to 10 calendar days from the date of purchase for funds to clear.
•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged.

Please see additional information relating to original signature guarantee later in this prospectus.

Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. Each fund may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.

Involuntary Redemptions

Each fund reserves the right, to the fullest extent permitted by law, to close your account if, for example, the account value falls below the fund’s minimum account balance, including solely due to declines in NAV, or you are deemed to engage in activities that are illegal (such as late trading), activity that is believed to be detrimental to the fund (such as market timing), or other potential criminal or fraudulent activity.

Exchanging Shares

•	You may request an exchange in writing, by phone, or by accessing your account through the internet.
•	You can exchange shares in one fund for shares in the same class of another fund.
•

An exchange is treated as a redemption of a fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus for that fund carefully.

•	If you exchange all your shares to a new fund, any active systematic plan that you maintain with Transamerica Funds will also carry over to this new fund unless otherwise instructed.
•

In certain circumstances, shares of one class of a fund may also be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information and/or in the “Converting Shares” section below.

•	Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days’ written notice.
•	Transamerica Funds reserves the right to deny any exchange request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.
•	The minimum exchange amount may be waived with respect to transactions in omnibus accounts maintained on behalf of certain 401(k) and other retirement plans.
•

For Class R3 shares, if authorized by your plan, you can request an exchange of your shares in one fund for corresponding shares of another fund. Please refer to your plan’s documents for additional information. An exchange is treated as a redemption of a fund’s shares followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund you do not own, please read the prospectus of that fund.

An exchange of shares in one fund for shares of another fund is considered a redemption followed by a purchase and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should consult your tax advisor before making an exchange.

Converting Shares

A conversion between share classes of the same fund is a nontaxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares. Note that you may be responsible for paying a CDSC upon conversion if the shares have not reached the applicable holding period.

Choosing a Share Class

Transamerica Funds may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

Information regarding sales charges can be found (free of charge) on the Transamerica Funds website at: https://www.transamerica.com/sites/default/files/files/e070d/choosing-a-share-class.pdf.

Class R3 Availability

Effective and contingent upon the closing of the Reorganizations, Class R3 shares of the fund are intended for purchase by investors with individual retirement accounts (“IRAs”) offered on the retirement plan recordkeeping platform administered by an affiliate of TAM when the plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with the Trust or its agent to utilize Class R3 shares in certain investment products or programs.

Currently, Class R3 shares of the fund are intended for purchase into IRA rollover accounts by participants in certain retirement plans described below and under the following conditions:

•

401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans (eligible retirement plans) and individual retirement accounts (“IRAs”).

•

You are required to hold the account through the plan’s record-keeper or financial service firm serving as an intermediary which must have an agreement with Transamerica Funds or its agents to utilize Class R3 shares in certain investment products or programs.

The financial service firm serving as an intermediary can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts or to obtain an application to participate in a plan, participants should contact their financial service firm serving as an intermediary, employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee charges and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the return of investments in Class R3 shares of the fund.

Opening an Account and Purchasing Shares

Class R3 shares are offered in a specific IRA that plan participants may choose to invest in should they have a need for a rollover IRA. The primary method of distribution for Class R3 shares is an “education-only” team that focuses on participants with retirement asset balances of less than $50,000.

There is no minimum investment for eligible retirement plans investing in Class R3 shares.

Please refer to the retirement plan documents for information on how to purchase Class R3 shares of the fund and any fees that may apply.

Transamerica Funds must receive your payment within two business days after your order is accepted.

Selling Shares

Shares may be sold (or “redeemed”) on any day the New York Stock Exchange is open for business. Proceeds from the redemption of shares will normally be sent to redeeming shareholders within two business days after receipt of a redemption request in good order, but in any event within seven days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, Transamerica Funds may postpone payment under certain circumstances, such as when the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC or authorized by law.

If you own Class R3 shares, please refer to the retirement plan documents for information on how to redeem Class R3 shares of the fund.

Shares are redeemed at NAV.

Shares will normally be redeemed for cash, although the fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The fund may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.

Please see additional information relating to original signature guarantee later in this prospectus.

Exchanging Shares

For Class R3 shares, if authorized by your plan, you can request an exchange of your shares in one fund for corresponding shares of another fund. Please refer to your plan’s documents for additional information. An exchange is treated as a redemption of a fund’s shares followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund you do not own, please read the prospectus of that fund.

An exchange of shares in one fund for shares of another fund is considered a redemption followed by a purchase and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. You should consult your tax advisor before making an exchange.

Features and Policies

Customer Service

Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamerica.com.

You may also send instructions by mail or by fax by using the information in the “How to Contact the Funds” section above, or by using our automated phone system at 1-888-233-4339.

Please contact your retirement plan’s administrator, recordkeeper or financial service firm acting as intermediary for account specific information.

Uncashed Checks Issued on Your Account

If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the NAV next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the original funds that you held, for example, if a fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in Transamerica Government Money Market.

Minimum Dividend Check Amounts

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

Minimum Account Balance

Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:

Account Balance (per fund account)	Fee Assessment (per fund account)
If your balance is below $1,000 per fund account, including solely due to declines in NAV	$25 annual fee assessed, until balance reaches $1,000

No fees will be charged on:

•	accounts opened within the preceding 12 months
•	accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)
•	accounts owned by an individual that, when combined by Social Security Number, have a balance of $5,000 or more
•	accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more
•	accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements
•	UTMA/UGMA accounts (held at Transamerica Funds)
•	UMB Bank, N.A. Custodial Accounts (held at Transamerica Funds)
•	Coverdell ESA accounts (held at Transamerica Funds)
•	Omnibus and Network Level 3 accounts

Telephone Transactions

Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time. Customers can remove telephone options by submitting a letter of instructions.

Retirement and Coverdell ESA UMB Bank, N.A. Account Maintenance Fees

Retirement plan and Coverdell ESA accounts custodied by UMB Bank, N.A. and held directly with Transamerica Funds are subject to an annual custodial fee of $17.50 per fund account.

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.

Signature Guarantee

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. For certain requests, a notary may be accepted.

An original signature guarantee is typically required if any of the following is applicable:

•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.
•	You would like your redemption proceeds wired to a bank account other than a bank account of record.
•	Wire or ACH proceeds to a bank account changed within 10 days of the redemption request.
•	You are adding or removing a shareholder from an account.
•	You are changing ownership of an account.
•	When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.
•	Transactions requiring supporting legal documentation.

The funds reserve the right to require an original signature guarantee or a notary under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee or notary may be refused if any of the following is applicable:

•	It does not appear valid or in good form.

•	The transaction amount exceeds the surety bond limit of the signature guarantee.

•	The guarantee stamp has been reported as stolen, missing or counterfeit.

Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee with prior approval from Transamerica. Contact Transamerica for additional details.

Note: For certain maintenance and non-financial requests, Transamerica Funds may require a Signature Validation Program Stamp for your protection. When an institution provides a Signature Validation Program Stamp, it assures Transamerica Funds that the signature and instructions are yours and that you have the authority to provide the instruction(s) contained within the request.

Electronic Signatures

Transamerica may accept electronic signatures in certain circumstances. Please contact Customer Service (1-888-233-4339) to see if you are eligible for this feature.

Paperless Legal Program

Transamerica may accept requests to transfer or redeem accounts having an original signature guarantee without the necessity to include additional legal documentation. The shareholder should contact their signature guarantor regarding all documentation that may be required to obtain an original signature guarantee.

Employer Sponsored Accounts

If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-Mail Communication

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all account-specific requests be submitted only via online (required to be established in advance), telephone, mail or fax. Establishing an online account can be done by logging into the Transamerica Funds website at https://secureaccountview.com/BFWeb/clients/transamerica/index.

•	The Account Login page will be displayed, underneath the Login screen, select the Red “New User” button.
•	The Account Access: New User Setup screen will be displayed.

•	Select a username, enter your social security number/EIN, account number and establish your password, following the instructions on the page.

You can also contact Transamerica at 1-888-233-4339, Monday through Friday between 8:00 a.m. and 6:30 p.m. (Eastern time) to establish an online account.

Statements and Reports

Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of the prior year’s income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

eDelivery

By enrolling in eDelivery, you are notified via e-mail when shareholder documents are available for viewing on our website such as account statements, financial transaction confirmations, prospectuses, tax forms, and annual and semi-annual reports. With eDelivery, you can save time by receiving e-mail notifications days before documents might be received through the postal service; reduce clutter by reducing the amount of paper for filing, shredding, or recycling; lower environmental impact by cutting paper waste and transportation requirements; and enjoy added security by accessing your information electronically through our secure website link.

You can enroll in eDelivery when you initially complete your application and include your e-mail address. If your account is already established, visit our website at https://www.transamerica.com/investments/mutual-fund-prospectus. Click on “Login,” select “Individual”, click next; select “Mutual Funds”, click next; and log into your account. When you have logged into your account, select the “Electronic Delivery” option and follow the simple enrollment steps provided.

Right to Terminate or Suspend Account Privileges

A fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the fund’s policy to detect and deter frequent purchases, redemptions and exchanges, the fund may review and consider the history of frequent trading activity in all accounts in the Transamerica Funds known to be under common ownership or control. The fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the fund determines, in the exercise of its discretion, has engaged in such trading activity.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.

While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements.

The funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by the capabilities of operational and information systems. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.

Reallocations in underlying series of Transamerica Funds by an Asset Allocation Fund that invests in other series of Transamerica Funds in furtherance of a fund’s objective are not considered to be market timing or excessive trading.

Additional Information

This prospectus and the SAI provide information concerning the funds that you should consider in determining whether to purchase shares of a fund. A fund may make changes to this information from time to time. A fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the SAI.

Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights of any shareholder, other than rights conferred by federal or state securities laws.

The funds may enter into contractual arrangements with various parties, including the funds’ investment manager, who provide services to the funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of those contractual arrangements.

To the extent authorized by law, the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for customers, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us. Individual states may have their own requirements. For more information regarding escheatment and unclaimed property in your state, ask your salesperson or visit your financial intermediary’s website.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the funds until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the transaction amount (in dollars, shares or percentage terms); the names, fund and account number(s) and allocations to and/or from the fund accounts affected by the requested transaction; the signatures of all owners (exactly as registered on the account) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents and signature guarantees. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect any purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. “Received” or receipt in good order generally means that everything necessary must be received by the funds, at our mailing address specified in this prospectus. We reserve the right to reject electronic transactions that do not meet our requirements.

Pricing of Shares

How Share Price Is Determined

The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.

When Share Price Is Determined

The NAV of each fund (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, each fund will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.

Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the Destination Funds that are received in good order and accepted as of the scheduled close of regular trading on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the Destination Funds are received and accepted. For purchases of shares of the Destination Funds through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Destination Funds.

How NAV Is Calculated

The NAV of each fund (or class thereof) is calculated by taking the value of its net assets (which may include realized and unrealized capital gain and income) and dividing by the number of shares of the fund (or class) that are then outstanding.

The value of a fund’s securities and other assets for purposes of determining the fund’s NAV is determined pursuant to valuation procedures of the funds and TAM. TAM has been designated as the funds’ valuation designee with responsibility for fair valuation subject to oversight by the funds’ Board. TAM has formed a valuation committee to assist with its designated responsibilities as valuation designee (the “Valuation Committee”).

In general, securities and other investments are valued based on prices at the close of regular trading on the NYSE.

Equity securities, swaps, and options listed or traded on securities exchanges (except for the securities traded on NASDAQ/NMS), including ETFs, dollar-denominated foreign securities and ADRs, are normally valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price will generally be the NASDAQ Official Closing Price (“NOCP”).

The market price for debt obligations (except short-term obligations that will mature in 60 days or less) and for swaps that are not traded on a securities exchange is generally the price supplied by an independent third-party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies to identify the market value of the security or instrument.

Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Foreign securities are generally priced as described above for the particular type of security (i.e., equity securities or debt securities). The prices for foreign securities are converted from the local currency into U.S. dollars using current exchange rates.

Market quotations for securities prices may be obtained from automated pricing services.

Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company.

ETF shares are normally valued at the most recent sale price or official closing price on the exchange on which they are traded.

When an authorized pricing service does not provide a price or the price provided is believed by the Valuation Committee to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such a price or quotation for a security is not readily available, or is believed by the Valuation Committee to be unreliable, then the Valuation Committee will fair value such fund investment, in good faith, in accordance with fair valuation procedures.

The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair valuation procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The Valuation Committee makes fair value determinations in good faith in accordance with the valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

The prices that a fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Distribution of Shares

Distributor

Transamerica Capital, LLC (“TCL”), located at 1801 California Street, Suite 5200, Denver, CO 80202, underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. TCL is an affiliate of the investment manager and the funds.

The funds may pay TCL, or its agent, fees for its services. In the case of Class R3 shares, among other share classes, TCL, or its agent, may share revenue with brokers, dealers or intermediaries who sold shares.

Distribution Plan

Each fund has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940 (the “Plan”) for Class R3 shares.

The Plan permits the use of fund assets to pay distribution and service fees for the sale and distribution of its shares. These fees are used to pay TCL, broker-dealers, financial intermediaries and other professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses.

Under the Plan, each fund pays distribution and service fees (as a percentage of the fund’s average daily net assets) of up to 0.25% for Class R3 shares.

Because these fees are paid out of each fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Distribution and Service Arrangements

TCL, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCL, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCL, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.

TCL engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of the funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries but without ever engaging with a retail client, the funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCL, TAM and their affiliates out of profits and other available sources, including revenue sharing payments from others.

TCL (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCL, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to unaffiliated brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related distribution or shareholder servicing activities. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the funds.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or fund shareholders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a fund on a sales list or mutual fund trading platform, including a preferred or select sales list or trading platform, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCL and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCL, TAM and the other parties making these payments generally assess the advisability of continuing making these payments periodically. These cash payments may take a variety of forms, including (without limitation), annual flat fees, reimbursement of ticket charges, additional compensation based on sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales for a particular period; (ii) as a percentage of gross or net assets under management; (iii) as a fixed or negotiated flat fee dollar amount; or (iv) based on a combination of any of these methods. During 2024, in general, payments calculated as a percentage of sales ranged from 10 basis points (0.1%) to 50 basis points (0.50%), payments calculated as a percentage of assets under management ranged from 2 basis points (0.02%) to 16 basis points (0.16%), and flat annual fees ranged from $5,000.00 to $500,000.00 (calculated after revenue sharing offsets for sales), which included at times payments for a series of meetings and/or events of other broker-dealers and banks.

As of December 31, 2024, TCL had revenue sharing agreements with more than 76 broker dealers and other financial intermediaries including, without limitation: Ameriprise Financial Services, Inc.; Advisor Group, Inc.; Mosaic Wealth, Inc. (SagePoint Financial, Inc., Securities America Advisors, American Portfolios and Osaic Institutions, Inc.); Atria Wealth Solutions, Inc. (Cadaret Grant & Co., Inc., CUSO Financial Services, L.P., Grove Point Advisors, LLC, Next Financial Group, Inc., SCF Securities, Inc. and Western International Securities, Inc.); Avantax Investment Services, Inc.; Cabot Lodge Securities, LLC; Cambridge Investment Research, Inc.; Centaurus Financial, Inc.; Cetera Financial Group, Inc. (Avantax Insurance Agency, Cetera Advisors, LLC, Cetera Advisor Networks, LLC, Cetera Financial Specialists, LLC, Cetera Investment Services, LLC; First Allied Securities, Inc. and Summit Brokerage Services, Inc.); CFD Investments Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Citizens Securities Inc.; Clear Financial; Commonwealth Financial Network; Copper Financial; D.A. Davidson & Co., Inc.; Edward Jones; EF Legacy Securities, LLC; Equitable Advisors, LLC; Equity Services, Inc.; Financial Data Services, Inc.; First Trust Capital Management, L.P.; Geneos Wealth Management, Inc.; Great West Financial; Hantz Financial Services, Inc.; Independent Financial Group, LLC; Infinex Investments, Inc.; Janney Montgomery Scott LLC; J.P. Morgan Securities LLC; Kestra Investment Services, LLC; Lincoln Investment; Lion Street Financial, LLC; LPL Financial LLC.; The Logan Group Securities; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley Smith Barney LLC; MML Investors Services, LLC; Mutual of Omaha Investor Services Inc.; National Financial Services, Inc.; Nations Financial Group Inc.; OneAmerica Securities Inc.; Oppenheimer & Co. Inc.; Park Avenue Securities LLC; Pershing LLC; Principal Connectivity; PNC Investments; Pursche Kaplan Sterling Investments; Raymond James and Associates, Inc.; Raymond James Financial Services, Inc.; RBC Capital Markets; Stifel Nicolaus & Company Inc.; TD Ameritrade, Inc.; Triad Securities Corp.; UBS Financial Services, Inc.; United Planners Financial Services of America; US Bancorp Investments, Inc.; Voya Financial Advisors, Inc.; Wells Fargo Advisors, LLC; and World Equity Group Inc. For the

calendar year ended December 31, 2024, TCL paid approximately $38.4 million to these brokers and other financial intermediaries in connection with revenue sharing arrangements. TCL expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2025, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.

For the calendar year ended December 31, 2024, TCL and its affiliates received revenue sharing payments from asset managers including Aegon Asset Management UK plc; BlackRock Investment Management, LLC; Goldman Sachs Asset Management, L.P.; Great Lakes Advisors, LLC; J.P. Morgan Investment Management Inc.; Janus Henderson Investors US LLC; Madison Asset Management, LLC; Milliman Financial Risk Management LLC; Morgan Stanley Investment Management Inc.; PGIM Quantitative Solutions LLC; PineBridge Investments LLC; Systematic Financial Management, L.P.; Thompson, Siegel & Walmsley LLC; Wellington Management Company LLP; and Westfield Capital Management Company, L.P. in the amount of $476,400.00 to participate in TCL sponsored events.

As of December 31, 2024, TAM made revenue sharing payments to approximately 8 financial intermediaries with respect to the funds, the most sizeable of which were to TCL and Transamerica Life Insurance Company. For the same period, TAM did not receive any revenue sharing payments from financial services firms.

TAM also serves as investment manager to certain funds of funds that are underlying investment options for Transamerica insurance products. TCL and its affiliates make revenue sharing payments to, or receive revenue sharing payments from, affiliates of certain underlying unaffiliated funds within Transamerica insurance products for the provision of services to investors and distribution activities. These amounts are in addition to any revenue sharing programs described above with respect to mutual fund distributors. A financial intermediary may receive both mutual fund-related and insurance-related revenue sharing payments.

In addition, while TCL typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCL may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)

From time to time, TCL, its affiliates and/or TAM and/or fund sub-advisers may also, to the extent permitted by applicable law, pay non-cash compensation or revenue sharing to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) ad hoc sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law. TCL and TAM may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries. Such non-cash compensation is in addition to the overall revenue sharing arrangements described above.

The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this prospectus and the SAI. A shareholder should ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCL and their affiliates and fund sub-advisers to the extent the payments result in more assets being invested in the funds on which fees are being charged.

Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment manager or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

Distribution and Taxes

Dividends and Distributions

Each fund intends to distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. Each fund generally pays any distributions of net capital gains annually.

Each fund generally pays any dividends from net investment income annually, except for Transamerica Asset Allocation Conservative Portfolio, it pays quarterly dividends.

Notwithstanding the foregoing, the Board of Trustees of Transamerica Funds has delegated authority to TAM to change the frequency with which dividends are declared and paid by a fund, including if a fund does not have any income to distribute, and to declare and make payments of long-term capital gains with respect to a fund as permitted or required by law or in order to avoid tax penalties. Further, each fund reserves the right to change its dividend distribution policy at the discretion of the Board of Trustees.

Taxes on Distributions in General

A fund will not generally have to pay income tax on amounts it distributes to shareholders. Shareholders will generally be taxed on distributions (other than any distributions treated as a return of capital) whether such distributions are paid in cash or reinvested in additional shares.

The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:

•

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains, generally at reduced rates, regardless of how long the shareholders have held their shares. Certain capital gain dividends attributable to dividends received from U.S. REITs may be taxable to noncorporate shareholders at a rate other than the generally applicable reduced rates.

•

Distributions reported as paid from a fund’s “qualified dividend income” may be taxable to shareholders as qualified dividend income at reduced rates. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order for the shareholder to obtain the benefit of the tax rates applicable to qualified dividend income.

•

Distributions in excess of a fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss) that will be recognized on a subsequent sale or exchange of the shares.

•	Other distributions generally will be taxed at ordinary income tax rates.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends (other than exempt-interest dividends), interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

If a fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

Each fund in which you invest will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of a fund at a time when the fund has income or net capital gain that has not been declared before it makes a taxable distribution (other than, in general, regular monthly distributions paid by funds that declare dividends daily), the distribution will be generally taxable to you even though it may effectively represent a return of a portion of your investment. This is known as “buying a dividend.”

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income, even if the distribution is wholly or in part attributable to exempt-interest dividends received by the tax-deferred account. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.

Funds that invest in other funds (“asset allocation funds”) may recognize income on distributions from underlying funds in which they invest and may also recognize gains and losses if they redeem or sell shares in underlying funds. Distributions of net capital gains or qualified dividend income of either the asset allocation funds or underlying funds will generally be taxed at reduced long-term capital gain rates when distributed to noncorporate shareholders of the asset allocation funds. Other distributions, including short-term capital gains, generally will be taxed as ordinary income. The structure of such asset allocation funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.

Taxes on the Sale or Exchange of Shares

If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.

Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.

Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.

Withholding Taxes

A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you (including exempt-interest dividends) if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (the “IRS”) that you are subject to backup withholding.

The backup withholding rate is currently 24%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.

Non-Resident Alien Withholding

Dividends and certain other payments (but not distributions of net capital gains or exempt-interest dividends) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. The 30% withholding described in this paragraph will not be imposed on any dividends reported as interest-related dividends or as short-term capital gain dividends. Each fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty.

Non-U.S. Persons and investors changing a mailing address to a non-U.S. address will need to provide an appropriate tax form (e.g., Form W-8BEN) and documentary evidence and letter of explanation.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions (but not distributions of exempt-interest dividends) payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Other Tax Information

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a fund. More information is provided in the SAI of the funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the funds.

List and Description of Certain Underlying Funds

For a list of the underlying funds that the Destination Funds may invest in, please see Exhibit B.

ADDITIONAL INFORMATION ABOUT THE DESTINATION FUNDS

Investment Managers

Transamerica Asset Management, Inc. (“TAM”), located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for Transamerica Funds. TAM provides continuous and regular investment management services to the funds. For each of the funds, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the funds and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each fund. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid investment management fees for its service as investment manager to each fund. These fees are calculated on the average daily net assets of each fund.

TAM has been a registered investment adviser since 1996. As of December 31, 2024, TAM has approximately $64.4 billion in total assets under management. The funds are operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.

TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd, a Bermuda exempted company with liability limited by shares (formerly, Aegon N.V., a Netherlands corporation), and a publicly traded international insurance group.

TAM acts as a manager of managers for the funds pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC - 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable fund’s shareholders, to:

(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

Pursuant to the exemptive order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.

Financial Highlights

The Financial Highlights tables are intended to help you understand a fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the fund’s financial statements, is included in the October 31, 2024 report filed on Form N-CSR, which is available to you upon request. All references to a fund’s Notes to Financial Statements within the Financial Highlights tables refer to the applicable section of a fund’s applicable report filed on Form N-CSR.

Transamerica ClearTrack® Retirement Income

For a share outstanding during the years indicated:	Class R3
	October 31, 2024	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.10	$9.38	$11.86		$10.87	$10.52
Investment operations:
Net investment income (loss) (A)	0.21	0.18	0.24		0.12	0.16
Net realized and unrealized gain (loss)	1.08	0.18	(2.08)		1.17	0.47
Total investment operations	1.29	0.36	(1.84)		1.29	0.63
Contributions from affiliate	—	—	0.00	(B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.29)	(0.26)		(0.13)	(0.22)
Net realized gains	—	(2.35)	(0.38)		(0.17)	(0.06)
Total dividends and/or distributions to shareholders	(0.21)	(2.64)	(0.64)		(0.30)	(0.28)
Net asset value, end of year	$8.18	$7.10	$9.38		$11.86	$10.87

Total return	18.36%	4.13%	(16.40	)%(C)	12.10%	6.09%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,582	$1,198	$578		$13	$11
Expenses to average net assets (D)(E)
Excluding waiver and/or reimbursement and recapture	0.75%	0.78%	0.75%		0.94%	0.93%
Including waiver and/or reimbursement and recapture	0.61%	0.60%	0.62%		0.89%	0.88%
Net investment income (loss) to average net assets	2.60%	2.40%	2.56%		1.05%	1.53%
Portfolio turnover rate	2%	6%	101%		5%	11%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(E)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.34%, 0.35%, 0.32%, 0.06% and 0.07%, for the years ended October 31, 2024, October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020, respectively.

Transamerica ClearTrack® 2025

For a share outstanding during the years indicated:	Class R3
	October 31, 2024	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.17	$8.68	$11.12		$9.54	$11.11
Investment operations:
Net investment income (loss) (A)	0.20	0.17	0.19		0.10	0.06
Net realized and unrealized gain (loss)	1.20	0.20	(2.03)		1.72	(1.29)
Total investment operations	1.40	0.37	(1.84)		1.82	(1.23)
Contributions from affiliate	—	—	0.00	(B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.24)	(0.25)		(0.06)	(0.20)
Net realized gains	—	(1.64)	(0.35)		(0.18)	(0.14)

Total dividends and/or distributions to shareholders	(0.20)	(1.88)	(0.60)		(0.24)	(0.34)
Net asset value, end of year	$8.37	$7.17	$8.68		$11.12	$9.54

Total return	19.74%	4.55%	(17.52	)%(C)	19.33%	(11.58)%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,101	$1,645	$327		$11	$9
Expenses to average net assets (D)(E)
Excluding waiver and/or reimbursement and recapture	0.72%	0.74%	0.73%		0.93%	0.92%
Including waiver and/or reimbursement and recapture	0.60%	0.59%	0.61%		0.90%	0.89%
Net investment income (loss) to average net assets	2.50%	2.27%	2.12%		0.93%	0.60%
Portfolio turnover rate	7%	10%	106%		19%	161%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(E)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.35%, 0.36%, 0.33%, 0.05% and 0.06%, for the years ended October 31, 2024, October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020, respectively.

Transamerica ClearTrack® 2030

For a share outstanding during the years indicated:	Class R3
	October 31, 2024	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020
Net asset value, beginning of year	$6.41	$10.73	$13.83		$11.64	$11.36
Investment operations:
Net investment income (loss) (A)	0.15	0.14	0.27		0.12	0.15
Net realized and unrealized gain (loss)	1.22	0.32	(2.64)		2.45	0.50
Total investment operations	1.37	0.46	(2.37)		2.57	0.65
Contributions from affiliate	—	—	0.00	(B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.27)	(0.34)		(0.14)	(0.20)
Net realized gains	—	(4.51)	(0.39)		(0.24)	(0.17)
Total dividends and/or distributions to shareholders	(0.16)	(4.78)	(0.73)		(0.38)	(0.37)
Net asset value, end of year	$7.62	$6.41	$10.73		$13.83	$1.64

Total return	21.53%	5.19%	(18.17	)%(C)	22.42%	5.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,160	$2,548	$563		$14	$11
Expenses to average net assets (D)(E)
Excluding waiver and/or reimbursement and recapture	0.69%	0.72%	0.71%		0.92%	0.94%
Including waiver and/or reimbursement and recapture	0.60%	0.59%	0.59%		0.91%	0.90%
Net investment income (loss) to average net assets	2.10%	2.04%	2.53%		0.89%	1.36%
Portfolio turnover rate	10%	13%	109%		9%	15%
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)

Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(E)

Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.35%, 0.36%, 0.34%, 0.04% and 0.05%, for the years ended October 31, 2024, October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020, respectively.

Transamerica ClearTrack® 2035

For a share outstanding during the years indicated:	Class R3
	October 31, 2024	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020
Net asset value, beginning of year	$6.06	$11.16	$14.63		$11.86	$11.50
Investment operations:
Net investment income (loss) (A)	0.13	0.11	0.18		0.11	0.15
Net realized and unrealized gain (loss)	1.32	0.40	(2.81)		3.01	0.49
Total investment operations	1.45	0.51	(2.63)		3.12	0.64
Contributions from affiliate	—	—	0.00	(B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.25)	(0.39)		(0.14)	(0.19)
Net realized gains	—	(5.36)	(0.45)		(0.21)	(0.09)
Total dividends and/or distributions to shareholders	(0.14)	(5.61)	(0.84)		(0.35)	(0.28)
Net asset value, end of year	$7.37	$6.06	$11.16		$14.63	$11.86

Total return	24.20%	5.99%	(19.15	)%(C)	26.69%	5.57%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,630	$1,207	$295		$14	$11
Expenses to average net assets (D)(E)
Excluding waiver and/or reimbursement and recapture	0.68%	0.71%	0.71%		0.92%	0.94%
Including waiver and/or reimbursement and recapture	0.59%	0.58%	0.59%		0.91%	0.90%
Net investment income (loss) to average net assets	1.90%	1.71%	1.60%		0.82%	1.33%
Portfolio turnover rate	5%	11%	108%		7%	13%
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)

Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(E)

Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.36%, 0.37%, 0.34%, 0.04% and 0.05%, for the years ended October 31, 2024, October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020, respectively.

Transamerica ClearTrack® 2040

For a share outstanding during the years indicated:	Class R3
	October 31, 2024	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020
Net asset value, beginning of year	$5.87	$11.31	$15.00		$11.98	$11.65
Investment operations:
Net investment income (loss) (A)	0.11	0.08	0.15		0.11	0.16
Net realized and unrealized gain (loss)	1.43	0.47	(2.92)		3.32	0.48
Total investment operations	1.54	0.55	(2.77)		3.43	0.64
Contributions from affiliate	—	—	0.00	(B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.23)	(0.44)		(0.14)	(0.19)
Net realized gains	—	(5.76)	(0.48)		(0.27)	(0.12)
Total dividends and/or distributions to shareholders	(0.12)	(5.99)	(0.92)		(0.41)	(0.31)
Net asset value, end of year	$7.29	$5.87	$11.31		$15.00	$11.98

Total return	26.47%	6.57%	(19.76	)%(C)	29.17%	5.52%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,688	$2,841	$461		$15	$11
Expenses to average net assets (D)(E)
Excluding waiver and/or reimbursement and recapture	0.69%	0.72%	0.72%		0.93%	0.95%
Including waiver and/or reimbursement and recapture	0.58%	0.58%	0.59%		0.91%	0.90%
Net investment income (loss) to average net assets	1.63%	1.33%	1.31%		0.81%	1.34%

Portfolio turnover rate	6%	13%	111%	6%	12%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(E)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.37%, 0.37%, 0.34%, 0.04% and 0.05%, for the years ended October 31, 2024, October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020, respectively.

Transamerica ClearTrack® 2045

For a share outstanding during the years indicated:	Class R3
	October 31, 2024	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020
Net asset value, beginning of year	$5.36	$11.80	$15.72		$12.24	$11.93
Investment operations:
Net investment income (loss) (A)	0.08	0.06	0.17		0.12	0.16
Net realized and unrealized gain (loss)	1.39	0.54	(3.19)		3.83	0.48
Total investment operations	1.47	0.60	(3.02)		3.95	0.64
Contributions from affiliate	—	—	0.00	(B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.21)	(0.49)		(0.15)	(0.19)
Net realized gains	—	(6.83)	(0.41)		(0.32)	(0.14)
Total dividends and/or distributions to shareholders	(0.10)	(7.04)	(0.90)		(0.47)	(0.33)
Net asset value, end of year	$ 6.73	$ 5.36	$ 11.80		$ 15.72	$ 12.24

Total return	27.74%	7.11%	(20.41	)%(C)	32.82%	5.34%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,104	$1,786	$269		$15	$11
Expenses to average net assets (D)(E)
Excluding waiver and/or reimbursement and recapture	0.76%	0.82%	0.80%		0.99%	1.03%
Including waiver and/or reimbursement and recapture	0.58%	0.58%	0.59%		0.91%	0.90%
Net investment income (loss) to average net assets	1.32%	1.07%	1.38%		0.81%	1.33%
Portfolio turnover rate	7%	14%	116%		5%	9%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(E)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.37%, 0.37%, 0.35%, 0.04% and 0.05%, for the years ended October 31, 2024, October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020, respectively.

Transamerica ClearTrack® 2050

For a share outstanding during the years indicated:	Class R3
	October 31, 2024	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020
Net asset value, beginning of year	$5.34	$12.37	$16.50		$12.42	$12.08
Investment operations:
Net investment income (loss) (A)	0.09	0.06	0.17		0.12	0.16
Net realized and unrealized gain (loss)	1.41	0.55	(3.38)		4.24	0.46
Total investment operations	1.50	0.61	(3.21)		4.36	0.62
Contributions from affiliate	—	—	0.00	(B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.22)	(0.53)		(0.15)	(0.19)
Net realized gains	—	(7.42)	(0.39)		(0.13)	(0.09)

Total dividends and/or distributions to shareholders	(0.10)	(7.64)	(0.92)		(0.28)	(0.28)
Net asset value, end of year	$ 6.74	$ 5.34	$ 12.37		$ 16.50	$ 12.42

Total return	28.38%	7.23%	(20.67	)%(C)	35.51%	5.14%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,927	$1,646	$361		$15	$11
Expenses to average net assets (D)(E)
Excluding waiver and/or reimbursement and recapture	0.80%	0.86%	0.83%		1.03%	1.07%
Including waiver and/or reimbursement and recapture	0.58%	0.57%	0.57%		0.91%	0.91%
Net investment income (loss) to average net assets	1.34%	1.05%	1.32%		0.80%	1.34%
Portfolio turnover rate	5%	13%	120%		4%	6%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)

Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(E)

Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.37%, 0.38%, 0.36%, 0.04% and 0.04%, for the years ended October 31, 2024, October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020, respectively.

Transamerica Asset Allocation - Conservative Portfolio

For a share outstanding during the years indicated:	Class R3
	October 31, 2024	October 31, 2023	October 31, 2022(A)
Net asset value, beginning of year	$9.26	$9.24	$10.66
Investment operations
Net investment income (loss) (B)	0.31	0.22	0.11
Net realized and unrealized gain (loss)	1.37	0.03	(1.45)
Total investment operations	1.68	0.25	(1.34)
Contributions from affiliate	—	—	0.00
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.23)	(0.08)
Net asset value, end of year	$10.62	$9.26	$9.24

Total return	18.25%	2.66%	(12.57	)%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$996	$391	$63
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.56%	0.56%	0.55	%(E)
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35	%(E)
Net investment income (loss) to average net assets	3.00%	2.24%	1.78	%(E)
Net investment income (loss) to average net assets	16%	17%	51%

(A)	Commenced operations on March 1, 2022
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

Transamerica Asset Allocation - Growth Portfolio

For a share outstanding during the years indicated:	Class R3
	October 31, 2024	October 31, 2023	October 31, 2022 (A)
Net asset value, beginning of year	$12.00	$12.10	$13.86
Investment operations:
Net investment income (loss) (B)	0.13	0.02	0.02
Net realized and unrealized gain (loss)	3.68	0.91	(1.78)
Total investment operations	3.81	0.93	(1.76)

Contributions from affiliate	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.09)	—
Net realized gains	(0.20)	(0.94)	—
Total dividends and/or distributions to shareholders	(0.40)	(1.03)	—
Net asset value, end of year	$15.41	$12.00	$12.10

Total return	32.22%	8.05%	(12.70	)% (C)
Ratio and supplemental data:
Net assets end of year (000’s)	$3,467	$1,529	$186
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.55%	0.55%	0.55	% (E)
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35	% (E)
Net investment income (loss) to average net assets	0.92%	0.16%	0.24	% (E)
Portfolio turnover rate	11%	8%	24%
(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

Transamerica Asset Allocation - Moderate Growth Portfolio

For a share outstanding during the years indicated:	Class R3
	October 31, 2024	October 31, 2023	October 31, 2022 (A)
Net asset value, beginning of year	$11.04	$10.85	$12.38
Investment operations:
Net investment income (loss) (B)	0.24	0.15	0.07
Net realized and unrealized gain (loss)	2.61	0.44	(1.60)
Total investment operations	2.85	0.59	(1.53)
Contributions from affiliate	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.13)	—
Net realized gains	(0.19)	(0.27)	—
Total dividends and/or distributions to shareholders	(0.43)	(0.40)	—
Net asset value, end of year	$13.46	$11.04	$10.85

Total return	26.29%	5.50%	(12.36	)% (C)
Ratio and supplemental data:
Net assets end of year (000’s)	$2,385	$720	$215
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.54%	0.54%	0.54	% (E)
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35	% (E)
Net investment income (loss) to average net assets	1.85%	1.36%	0.93	% (E)
Portfolio turnover rate	18%	18%	35%
(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

Transamerica Asset Allocation - Moderate Portfolio

For a share outstanding during the years indicated:	Class R3
	October 31, 2024	October 31, 2023	October 31, 2022 (A)
Net asset value, beginning of year	$10.26	$10.02	$11.45
Investment operations:
Net investment income (loss) (B)	0.29	0.19	0.09
Net realized and unrealized gain (loss)	1.90	0.20	(1.52)
Total investment operations	2.19	0.39	(1.43)
Contributions from affiliate	—	—	—
Dividends and/or distributions to shareholders:

Net investment income	(0.28)	(0.15)	—
Net realized gains	(0.15)	—	—
Total dividends and/or distributions to shareholders	(0.43)	(0.15)	—
Net asset value, end of year	$12.02	$10.26	$10.02

Total return	21.70%	3.95%	(12.49	)% (C)
Ratio and supplemental data:
Net assets end of year (000’s)	$1,040	$485	$71
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.55%	0.55%	0.55	% (E)
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35	% (E)
Net investment income (loss) to average net assets	2.49%	1.80%	1.33	% (E)
Portfolio turnover rate	17%	18%	43%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each Target Fund, as of March 17, 2025, the Trustees and officers of the Target Fund owned in the aggregate less than 1% of the outstanding shares of the Target Fund. To the knowledge of the Destination Fund, as of March 17, 2025, the Trustees and officers of the Destination Fund owned in the aggregate less than 1% of the outstanding shares of the Destination Fund.

To the knowledge of each Target Fund, as of March 17, 2025, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Target Fund:

Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica ClearTrack 2025	R3	8,072,184.802	99.98%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica ClearTrack 2030	R3	10,237,776.461	99.98%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica ClearTrack 2035	R3	10,838,886.985	99.98%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica ClearTrack 2040	R3	10,486,336.404	99.98%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica ClearTrack 2045	R3	7,737,849.166	100.00%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica ClearTrack 2050	R3	5,934,218.286	100.00%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica ClearTrack Retirement Income	R3	16,022,622.923	99.99%

To the knowledge of each Destination Fund, as of March 17, 2025, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Destination Fund:

Name & Address	Fund Name	Class	Shares	Percentage
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	A	4,558,092.282	19.61%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	A	2,458,405.131	10.57%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Conservative Portfolio	A	1,515,058.569	6.52%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Conservative Portfolio	A	1,235,830.105	5.32%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	A	1,208,514.010	5.20%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Conservative Portfolio	A	1,208,037.481	5.20%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Asset Allocation - Conservative Portfolio	A	1,183,602.214	5.09%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	C	396,917.891	27.19%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Conservative Portfolio	C	143,453.064	9.83%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Conservative Portfolio	C	128,916.134	8.83%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Asset Allocation - Conservative Portfolio	C	79,590.433	5.45%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	C	74,641.756	5.11%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	C	73,644.184	5.04%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Conservative Portfolio	I	291,910.054	25.14%

Name & Address	Fund Name	Class	Shares	Percentage
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Asset Allocation - Conservative Portfolio	I	196,833.016	16.95%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	I	101,502.359	8.74%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Asset Allocation - Conservative Portfolio	I	99,009.586	8.53%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Conservative Portfolio	I	91,152.913	7.85%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	I	64,050.753	5.52%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Asset Allocation - Conservative Portfolio	I	59,873.223	5.16%
Alexander Kirschenbaum FBO Alexander Kirschenbaum M D P C 401( 229 East 79th Street Ste A New York NY 10075-0866	Transamerica Asset Allocation - Conservative Portfolio	R	37,759.100	85.16%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Asset Allocation - Conservative Portfolio	R	3,489.813	7.87%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R3	19,901,506.939	99.99%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Growth Portfolio	A	7,075,385.159	12.76%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Growth Portfolio	A	4,835,822.699	8.72%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Asset Allocation - Growth Portfolio	A	4,316,033.759	7.78%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	A	3,045,453.521	5.49%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Growth Portfolio	A	2,904,003.515	5.24%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Growth Portfolio	C	380,903.098	12.96%

Name & Address	Fund Name	Class	Shares	Percentage
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	C	264,022.472	8.98%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Asset Allocation - Growth Portfolio	C	209,735.904	7.14%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Growth Portfolio	C	199,201.457	6.78%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	C	184,832.385	6.29%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Growth Portfolio	I	492,942.289	19.38%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	I	436,736.140	17.17%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Asset Allocation - Growth Portfolio	I	336,414.278	13.22%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	I	262,649.886	10.33%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1901	Transamerica Asset Allocation - Growth Portfolio	I	187,451.076	7.37%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Growth Portfolio	I	186,677.992	7.34%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Growth Portfolio	I	169,945.442	6.68%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Asset Allocation - Growth Portfolio	I	130,556.067	5.13%
Mid Atlantic Trust Company FBO Id Automation Inc 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Growth Portfolio	R	13,003.877	27.87%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	R	10,823.205	23.20%
Mid Atlantic Trust Company FBO Glavin Industries Inc 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Growth Portfolio	R	6,462.383	13.85%

Name & Address	Fund Name	Class	Shares	Percentage
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Asset Allocation - Growth Portfolio	R	4,500.973	9.65%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Asset Allocation - Growth Portfolio	R	4,027.320	8.63%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1901	Transamerica Asset Allocation - Growth Portfolio	R	3,612.074	7.74%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Growth Portfolio	R3	9,285,645.306	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Growth Portfolio	A	13,488,158.115	14.64%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	A	10,579,246.059	11.49%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Asset Allocation - Moderate Growth Portfolio	A	6,322,604.391	6.86%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	A	5,024,451.071	5.45%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	A	4,927,604.691	5.35%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Growth Portfolio	A	4,834,122.277	5.25%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	C	612,667.542	14.53%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	C	343,588.031	8.15%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	C	281,708.957	6.68%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Asset Allocation - Moderate Growth Portfolio	C	232,983.851	5.52%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	I	997,105.258	24.66%

Name & Address	Fund Name	Class	Shares	Percentage
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Asset Allocation - Moderate Growth Portfolio	I	636,711.217	15.75%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	I	365,836.956	9.05%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	I	326,406.452	8.07%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Growth Portfolio	I	314,134.980	7.77%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1901	Transamerica Asset Allocation - Moderate Growth Portfolio	I	310,240.478	7.67%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Growth Portfolio	I	252,519.171	6.25%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Asset Allocation - Moderate Growth Portfolio	R	41,437.442	34.17%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	R	22,669.557	18.69%
Ascensus Trust Company FBO Lg Holding LLC 401(k) P/S Plan P.O. Box 10758 Fargo ND 58106-0758	Transamerica Asset Allocation - Moderate Growth Portfolio	R	19,166.734	15.80%
Mid Atlantic Trust Company FBO California Rehabilitation Serv 401( 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Growth Portfolio	R	13,505.357	11.14%
Mid Atlantic Trust Company FBO Glavin Industries Inc 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Growth Portfolio	R	6,821.794	5.62%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Growth Portfolio	R3	8,490,828.779	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Portfolio	A	8,849,923.809	16.77%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	A	6,554,466.107	12.42%

Name & Address	Fund Name	Class	Shares	Percentage
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	A	3,113,698.177	5.90%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Portfolio	A	3,017,210.983	5.72%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Moderate Portfolio	A	2,847,348.528	5.39%
Charles Schwab & CO Inc 211 Maint St San Francisco CA 94105-1901	Transamerica Asset Allocation - Moderate Portfolio	A	2,787,584.672	5.28%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Asset Allocation - Moderate Portfolio	A	2,784,033.563	5.27%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Portfolio	A	2,720,034.061	5.15%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	C	420,404.160	16.73%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Portfolio	C	293,667.196	11.69%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Portfolio	C	180,070.929	7.17%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Asset Allocation - Moderate Portfolio	C	171,856.941	6.84%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Asset Allocation - Moderate Portfolio	C	135,623.125	5.40%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Portfolio	I	487,821.951	20.53%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	I	456,018.104	19.19%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Portfolio	I	262,196.138	11.03%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Asset Allocation - Moderate Portfolio	I	169,694.821	7.14%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1901	Transamerica Asset Allocation - Moderate Portfolio	I	169,556.499	7.13%

Name & Address	Fund Name	Class	Shares	Percentage
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Portfolio	I	168,543.459	7.09%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	I	145,761.324	6.13%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Asset Allocation - Moderate Portfolio	I	121,651.542	5.12%
Matrix Trust Company Cust. FBO Dave’s Metro Glass 717 17th Street Suite 1300 Denver CO 80202-3304	Transamerica Asset Allocation - Moderate Portfolio	R	72,861.057	23.34%
Matrix Trust Company As Cust FBO Shives Funeral Home 401k Psp PO Box 52129 Phoenix AZ 85072-2129	Transamerica Asset Allocation - Moderate Portfolio	R	43,294.842	13.87%
Mid Atlantic Trust Company FBO Smede-Son Steel & Supply Company, I 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R	40,993.531	13.13%
Matrix Trust Company Cust. FBO Carlton Pools, Inc. 717 17th Street Suite 1300 Denver CO 80202-3304	Transamerica Asset Allocation - Moderate Portfolio	R	25,977.993	8.32%
Matrix Trust Company Cust. FBO Vernadero Group, Inc 717 17th Street Suite 1300 Denver CO 80202-3304	Transamerica Asset Allocation - Moderate Portfolio	R	24,323.581	7.79%
Matrix Trust Company Cust. FBO Vard Marine Us, Inc. 717 17th Street Suite 1300 Denver CO 80202-3304	Transamerica Asset Allocation - Moderate Portfolio	R	21,826.561	6.99%
State Street Bank And Trust Custodian FBO Adp Access Product 1 Lincoln St Boston MA 02111-2901	Transamerica Asset Allocation - Moderate Portfolio	R	21,450.959	6.87%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R3	28,360,322.287	100.00%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

To the knowledge of each Destination Fund, as of March 17, 2025, the following persons held beneficially 25% or more of the outstanding shares of the Destination Fund:

Name & Address	Fund Name	Shares	Percentage
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	19,901,506.939	43.45%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	28,360,322.287	32.77%

To the knowledge of each Target Fund, as of March 17, 2025, the following persons held beneficially 25% or more of the outstanding shares of the Target Fund:

Name & Address	Fund Name	Shares	Percentage
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica ClearTrack 2025	19,901,506.939	43.45%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica ClearTrack 2030	28,360,322.287	32.77%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica ClearTrack 2035	8,072,184.802	99.98%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica ClearTrack 2040	10,237,776.461	99.98%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica ClearTrack 2045	10,838,886.985	99.98%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica ClearTrack 2050	10,486,336.404	99.98%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica ClearTrack Retirement Income	7,737,849.166	100.00%

FINANCIAL STATEMENT EXPERTS

The financial statements and financial highlights of each Fund for the past five fiscal years and any semi-annual period, as applicable, are incorporated by reference into this Information Statement/Prospectus. The financial statements and financial highlights of the Target Fund and Destination Fund for the fiscal year end October 31, 2024 have been audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, as set forth in their report thereon incorporated by reference into this Information Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

You can obtain more free information about each Fund from your investment firm or by writing to your Fund at 1801 California Street, Suite 5200, Denver, CO 80202. You may also call 1-888-233-4339.

Each Fund’s statement of additional information and shareholder reports are available free of charge on the Funds’ website at https://www.transamerica.com/financial-pro/investments/prospectus.

Shareholder reports. Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Fund’s investments. An annual report discusses market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at www.sec.gov.

By Order of the Board of Trustees,

/s/ Dennis P. Gallagher, Secretary
Dennis P. Gallagher, Secretary
Transamerica Funds

May 7, 2025

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [  ] day of [  ], 2025, by and among Transamerica Funds, a Delaware statutory trust (the “Trust”), with its principal place of business at 1801 California Street, Suite 5200, Denver, Colorado 80202, on behalf of each of its corresponding series listed on Exhibit A attached hereto under the heading “Acquiring Fund/Classes” (each, an “Acquiring Fund”), and the Trust, on behalf of each of its corresponding series listed on Exhibit A attached hereto under the heading “Acquired Fund/Classes” (each, an “Acquired Fund”), and, solely for the purposes of paragraph 10.2 hereof, Transamerica Asset Management, Inc. (“TAM”). For purposes of this Agreement, the Trust will be referred to as the “Acquiring Entity” and the “Acquired Entity” when it is referred to in its capacity as the statutory trust of which the Acquiring Fund and the Acquired Fund, respectively, are series. In addition, references in this Agreement to “the Acquired Fund” and “the Acquiring Fund” refer to each Acquired Fund and the corresponding Acquiring Fund, respectively, as indicated on Exhibit A hereto, and references in this Agreement to the “transaction” or the “Reorganization” refer to the reorganization of each Acquired Fund into the corresponding Acquiring Fund as indicated on Exhibit A hereto.

WHEREAS, the Acquired Fund and Acquiring Fund are each series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transaction contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization of the Acquired Fund will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for (a) shares of the classes of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”), as listed on Exhibit A and described herein, and (b) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (2) the subsequent distribution of the Acquiring Fund Shares (which shall then constitute all of the assets of the Acquired Fund) to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund Shares and the termination of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.

TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND ASSUMPTION OF ALL LIABILITIES OF THE ACQUIRED FUND, AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets attributable to the Acquired Fund, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional shares of each class of Acquiring Fund Shares corresponding to a class of

Acquired Fund Shares as of the time and date set forth in paragraph 3.1 determined by dividing the value of the Acquired Entity’s net assets with respect to that class of Acquired Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). Exhibit A attached hereto shows the Acquired Fund and its class(es) of shares and the Acquiring Fund and its corresponding class(es) of shares. For purposes of this Agreement, each class of shares of the Acquired Fund as set forth on Exhibit A corresponds to the class of shares of the Acquiring Fund as set forth on such Exhibit, the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund, and the term “Acquired Fund Shares” should be read to include each such class of shares of the Acquired Fund.

1.2 The property and assets of the Acquired Entity attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will promptly assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, cash dividends or other securities received by the Acquired Fund after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the Acquiring Fund.

1.3 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Entity, on behalf of the Acquired Fund, shall (a) distribute to the shareholders of record with respect to each class of the Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares of the corresponding class of the Acquiring Fund received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1, in complete liquidation of the Acquired Fund and in complete redemption of the Acquired Fund Shares, and (b) terminate the Acquired Fund in accordance with applicable state law. Such distribution and liquidation shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding class of Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each Acquired Fund Shareholder holding Acquired Fund Shares of the corresponding class shall be equal to the aggregate net asset value of the Acquired Fund Shares of that corresponding class owned by that Acquired Fund Shareholder on the Closing Date. All issued Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.4 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund as maintained by the Acquiring Fund’s transfer agent.

1.5 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns for periods ending on or prior to the Closing Date, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2.	VALUATION

2.1 The value of the Assets and the amount of the Liabilities of the Acquired Fund, and the amounts thereof attributable to each class of shares of the Acquired Fund, shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the joint pricing and valuation procedures of the Trust and TAM. All computations of value and amounts shall be subject to confirmation by the independent registered public accounting firm for the Acquired Fund.

2.2 The net asset value per share of each class of the Acquiring Fund Shares shall be determined as of the time for calculation of the Acquiring Fund’s net asset value as set forth in the then-current prospectus for the Acquiring Fund on the Valuation Date, computed using the joint pricing and valuation procedures of the Trust and TAM. All computations of value and amounts shall be made by the independent registered public accounting firm for the Acquiring Fund.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be on, or about June 20, 2025, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time, or such later time on that date as the Acquired Fund’s net asset value and/or the net asset value per share of the class of shares of the Acquiring Fund is calculated in accordance with Article 2 and after the declaration of any dividends. The Closing shall be held at the offices of TAM, 1801 California Street, Suite 5200, Denver, Colorado 80202, or at such other place as the parties may agree.

3.2 At the Closing of the Reorganization, the Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund. The Acquired Entity shall, within one business day after the Closing of the Reorganization, deliver to the Acquiring Entity a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct Transamerica Fund Services, Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity, within one business day after the Closing of the Reorganization, a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the class, number and percentage ownership of the outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. At the Closing of the Reorganization, the Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares of the appropriate classes have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Fund Shares of the appropriate class or classes have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.3. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for Fund securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date for the Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored or to a day mutually agreed upon by the Acquiring Entity Board and the Acquired Entity Board.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under the Acquired Entity’s Declaration of Trust, as amended (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Acquired Fund’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of Delaware law or of the Acquired Entity Charter or the by-laws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(l) The Acquired Fund is a separate series of the Acquired Entity that is treated as a corporation separate from any and all other series of the Acquired Entity under Section 851(g) of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Fund will have distributed, on or before the Closing Date, substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) the Acquired Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the Closing Date), the Acquired Fund will have made such distributions on or before the Closing Date, as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, the Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Acquired Entity, on behalf of the Acquired Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) The Registration Statement (as defined in paragraph 5.8), insofar as it relates to the Acquired Fund, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity, on behalf of the Acquiring Fund, for use therein), and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under the Acquiring Entity’s Declaration of Trust, as amended (the “Acquiring Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of Delaware law or the Acquiring Entity Charter or the by-laws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring

Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Acquiring Entity that is treated as a corporation separate from any and all other series of the Acquiring Entity under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation ending prior to the Closing Date, the Acquiring Fund will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) such that for all tax periods ending prior to the Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending prior to the Closing Date, the Acquiring Fund will have made such distributions as are necessary so that for all calendar years ending prior to the Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Acquiring Entity, on behalf of the Acquiring Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n) The Registration Statement (as defined in paragraph 5.8), insofar as it relates to the Acquiring Fund, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity, on behalf of the Acquired Fund, for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 Each of the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.8 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file an information statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.9 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file one or more post-effective amendments to its registration statement on Form N-1A (the “Post-Effective Amendments”) to become effective on or before the Closing Date to register the Acquiring Fund Shares under the 1933 Act and the 1940 Act.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the Reorganization of the Acquired Fund shall be subject, at the Acquired Entity’s election, to the following conditions with respect to the Acquired Fund:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities of the Acquired Fund and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Entity a certificate executed in the name of the Acquiring Entity, on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the Reorganization of the Acquiring Fund shall be subject, at the Acquiring Entity’s election, to the following conditions with respect to the Acquiring Fund:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraph 8.5 refuse to consummate the transactions contemplated by this Agreement with respect to the Acquired Fund and the Acquiring Fund:

8.1 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending. The Post-Effective Amendments shall have become effective, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.4 For each Reorganizations listed in Group 1, 3, or 4 on Exhibit A hereto, the Closing of the other Reorganization in that group shall occur on the same Closing Date.

8.5 The parties shall have received the opinion of Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Acquired Entity, on behalf of the Acquired Fund, and by the Acquiring Entity, on behalf of the Acquiring Fund, (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund as part of the Reorganization; (iii) the tax basis in the hands of the Acquiring Fund of each Asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Asset in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; (iv) the holding period in the hands of the Acquiring Fund of each Asset transferred to the Acquiring Fund in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquired Fund in the Reorganization upon the transfer of its Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund’s taxable year or upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder of the Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of his or her Acquired Fund Shares exchanged therefor; and (viii) each Acquired Fund Shareholder’s holding period for his or her Acquiring Fund Shares received in the Reorganization will include his or her holding period for the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Morgan, Lewis & Bockius LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.5 on behalf of the Acquired Fund or the Acquiring Fund.

8.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a statutory trust existing under the laws of the State of Delaware; (b) the

Acquired Entity, with respect to the Acquired Fund, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Acquired Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable against the Acquired Entity in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the bylaws of the Acquired Entity. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein.

8.7 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a statutory trust validly existing under the laws of the State of Delaware; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against the Acquiring Entity in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the by-laws of the Acquiring Entity. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein.

9.	INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquiring Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of an Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The costs of the Reorganization will be shared equally by the Acquiring Fund and TAM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on the Acquired Fund or the Acquiring Fund or on shareholders of the Acquired Fund or the Acquiring Fund.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any Acquiring Fund or Acquired Fund at any time prior to the Closing Date with respect to the Reorganization by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of the applicable Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution will be effective when communicated to the other party.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 Should any part of this Agreement be held invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

15.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

f15.6 The warranties, representations and agreements contained in this Agreement made by the Acquired Entity, on behalf of the Acquired Fund, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Acquiring Entity, on behalf of the Acquiring Fund, are made on a several (and not joint, or joint and several) basis.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRANSAMERICA FUNDS, on behalf of each Acquiring Fund listed on Exhibit A attached hereto
By:
Name:	Dennis P. Gallagher
Title:	Chief Legal Officer and Secretary
TRANSAMERICA FUNDS, on behalf of each Acquired Fund listed on Exhibit A attached hereto
By:
Name:	Dennis P. Gallagher
Title:	Chief Legal Officer and Secretary
TRANSAMERICA ASSET MANAGEMENT, INC., solely with respect to paragraph 10.2 hereof
By:
Name:
Title:

Exhibit A

Reorganization	Acquired Fund/Class	Acquiring Fund/Class
Group 1	Transamerica ClearTrack® Retirement Income Class R3 Transamerica ClearTrack® 2025 Class R3	Transamerica Asset Allocation – Conservative Portfolio Class R3
Group 2	Transamerica ClearTrack® 2030 Class R3	Transamerica Asset Allocation – Moderate Portfolio Class R3
Group 3	Transamerica ClearTrack® 2035 Class R3 Transamerica ClearTrack® 2040 Class R3	Transamerica Asset Allocation – Moderate Growth Portfolio Class R3
Group 4	Transamerica ClearTrack® 2045 Class R3 Transamerica ClearTrack® 2050 Class R3	Transamerica Asset Allocation – Growth Portfolio Class R3

SCHEDULE 4.1

None

SCHEDULE 4.2

None

Exhibit B

List and Description of Certain Underlying Funds

This exhibit lists the underlying Transamerica funds in which some or all of the Destination Funds may invest, and summarizes their respective principal investment strategies and identifies their respective principal risks. Further information about these underlying Transamerica funds is contained in the funds’ prospectuses, available at www.transamerica.com.

Fund Name	Transamerica Asset Allocation Conservative Portfolio	Transamerica Asset Allocation Growth Portfolio	Transamerica Asset Allocation Moderate Growth Portfolio	Transamerica Asset Allocation Moderate Portfolio
Transamerica Bond	X	X	X	X
Transamerica Capital Growth	X	X	X	X
Transamerica Core Bond	X		X	X
Transamerica Emerging Markets Debt	X	X	X	X
Transamerica Emerging Markets Equity	X	X	X	X
Transamerica Energy Infrastructure	X	X	X	X
Transamerica Floating Rate	X		X	X
Transamerica Government Money Market	X	X	X	X
Transamerica High Yield Bond	X	X	X	X
Transamerica High Yield Muni	X		X	X
Transamerica Inflation Opportunities	X		X	X
Transamerica Intermediate Muni	X		X	X
Transamerica International Equity	X	X	X	X
Transamerica International Focus	X	X	X	X
Transamerica International Small Cap Value	X	X	X	X
Transamerica International Stock	X	X	X	X
Transamerica Large Cap Value	X	X	X	X
Transamerica Long Credit	X		X	X
Transamerica Mid Cap Growth	X	X	X	X
Transamerica Mid Cap Value Opportunities	X	X	X	X
Transamerica Short-Term Bond	X		X	X
Transamerica Small Cap Growth	X	X	X	X
Transamerica Small Cap Value	X	X	X	X
Transamerica Small/Mid Cap Value	X	X	X	X
Transamerica Strategic Income	X	X	X	X
Transamerica Sustainable Equity Income	X	X	X	X
Transamerica US Growth	X	X	X	X

Transamerica Bond

Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include dollar rolls, U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.

Under normal circumstances, at least 70% of the fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 30% of the fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser). The fund may invest up to 5% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.

The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environments and global asset classes and proprietary “bottom-up” research of sectors, industries, issuers and individual securities. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement and relative value of markets and securities prices worldwide. In its proprietary “bottom-up” research of corporate and sovereign debt and other fixed-income securities, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine asset class, sector, security, yield curve and duration positions for the fund. The sub-adviser’s research analysts also generally integrate environmental, social and governance (“ESG”) matters within their analytical process for foreign government bonds and notes (including emerging markets), private residential mortgage-backed securities, commercial mortgage-backed securities, certain asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), structured notes, certain preferred securities, certain cash equivalents (including corporate commercial paper) and privately issued debt securities issued pursuant to Rule 144A or Regulation S alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in dollar rolls, U.S. government bonds and notes, U.S. agency securities, convertible bonds, other convertible securities, certain bank loans and loan participations, asset-backed commercial paper, cash, certain cash equivalent securities, equity securities, common stocks, rights, warrants, derivatives, repurchase agreements and money market instruments. Consideration of ESG matters is subjective and not determinative in the sub-adviser’s investment process.

The sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the fund.

The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.

The fund may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis.

The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

The sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

Transamerica Capital Growth

Principal Investment Strategies: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations at the time of purchase within the range of companies included in the Russell 1000® Growth Index1, which as of December 31, 2024, was between $1.67 billion and $3.79 trillion. The fund typically invests in a relatively small number of companies. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries, securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange and local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund may, but is not required to, utilize foreign currency forward exchange contracts, which are derivatives, in connection with investments in foreign securities, and may, but is not required to, purchase and sell certain derivative instruments, such as options, for various portfolio management purposes. The fund’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.

The sub-adviser emphasizes a “bottom-up” stock selection process, seeking attractive investments on an individual company basis. The sub-adviser integrates environmental, social and governance (“ESG”) factors into its investment process by using ESG factors as a lens for additional fundamental research, which can contribute to its investment decision-making. This analysis of ESG factors is subjective and not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG factors when making investment decisions.

1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Core Bond

Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the sub-adviser. The fund’s weighted average duration will typically range from 3 to 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”) and collateralized debt obligations (“CDOs”)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations, dollar rolls and repurchase agreements. The fund’s investments may include debt securities of foreign issuers, including emerging market debt securities. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.

The fund may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. The sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser).

The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve, and duration positions for the fund. The sub-adviser’s research analysts also generally integrate environmental, social and governance (“ESG”) matters within their analytical process for investment grade corporate debt securities, foreign government bonds and notes (including emerging markets), private residential mortgage-backed securities, certain asset-backed securities (including CLOs, CBOs and CDOs), CMBS, certain cash equivalents (including corporate commercial paper) and privately issued debt securities issued pursuant to Rule 144A or Regulation S alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, U.S. Treasury and agency securities, municipal bonds, asset-backed commercial paper, dollar rolls, repurchase agreements, derivatives, cash, certain cash equivalent securities and money market instruments. Consideration of ESG matters is subjective and not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the fund.

The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.

The fund may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis.

The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

Transamerica Emerging Markets Debt

Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, MetLife Investment Management, LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging market countries, including frontier markets.

The sub-adviser seeks to identify companies in emerging market countries that the sub-adviser believes are undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The fund normally invests its assets in local currency and hard currency (such as U.S. dollars and Euros) denominated emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar and euro denominated sovereign exposure is expected to range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures is expected to range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.

As part of its investment analysis, the sub-adviser also uses sustainability and/or environmental, social and governance (“ESG”) factors to evaluate risk when determining a credit’s price. The ESG process is generally taken into account for fixed income securities within the fund, including sovereign, quasi-sovereign, and corporate issuers. The sub-adviser seeks to identify material sustainability or ESG risks and opportunities by considering factors such as social impact, direct environmental impact currently, and planned impact going forward and both management and sovereign governance that have the potential to influence asset prices going forward, which can contribute to its investment decision-making. This analysis of ESG factors is subjective and not determinative in the sub-adviser’s security selection process. The sub-adviser may conclude that other attributes of an investment outweigh ESG factors when making investment decisions.

The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, but is not required to use certain derivative instruments, including the use of deliverable and non-deliverable currency forwards and/or swaps as well as interest rate futures. These instruments may be used to hedge currency risk during times of heightened market volatility, to differentiate interest rate and currency risk, to differentiate interest rate and spread risk, and to express foreign exchange views on undervalued currencies. The sub-adviser generally considers selling a security when the sub-adviser determines that the holding no longer satisfies the fund’s investment criteria.

The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.

The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

The fund may invest up to 5% of its assets in issues traded in the China Bond Connect Program.

The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

The fund is non-diversified.

Transamerica Emerging Markets Equity

Principal Investment Strategies: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”)) of companies that are located and/or conduct substantial business activities in emerging markets, including frontier markets. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”) considers emerging market countries to be those countries included in the MSCI Emerging Markets Index, the fund’s benchmark, or the MSCI Frontier Markets Index. The fund will normally invest primarily in emerging market companies that the sub-adviser believes have above-average potential for capital appreciation based on its fundamental research and analysis.

The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen. The sub-adviser strives to identify companies whose shares are underpriced relative to their intrinsic value. The fund is managed with reference to the MSCI Emerging Markets Index as to country allocation, which may change over time, but the fund is not benchmark constrained. The sub-adviser intends, under normal circumstances, to have approximately 40-80 equity securities in the fund’s portfolio.

Pursuant to a value investing philosophy, the sub-adviser seeks to invest in securities that the sub-adviser believes provide a discount or “margin of safety” between a security’s price and what the sub-adviser believes to be the true value of the underlying business (which is sometimes referred to as “intrinsic value”). To first narrow the fund’s investment universe, the sub-adviser uses quantitative screening tools linked to a variety of relative value assessments (including cash flow, earnings and share price). Next, the sub-adviser combines fundamental research and qualitative analysis to make individual security selections. Within the investment universe, the sub-adviser seeks to invest in companies identified as having attractive risk-reward profiles. The sub-adviser considers these to be companies that it identifies as being both undervalued and having attractive fundamentals (such as revenues, earnings, or management). The sub-adviser also analyzes country-specific factors such as geopolitical risk and its potential impact on expected returns.

The sub-adviser may invest in securities that are convertible into securities of foreign issuers. The sub-adviser will generally invest in small, medium and large capitalization companies.

The sub-adviser may invest in unaffiliated investment companies, including exchange-traded funds (“ETFs”), and may also invest a portion of its assets in real estate investment trusts (“REITs”).

The fund may invest a significant portion of its assets in investments located in or operating in one country or a small number of countries. The fund’s benchmark index currently includes substantial exposure to China, including China A-shares.

Transamerica Energy Infrastructure

Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “sub-adviser”), seeks to achieve the fund’s stated objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and debt securities of energy infrastructure companies. The fund considers energy infrastructure companies to include midstream companies, power infrastructure companies and other issuers in the energy sector.

Midstream companies are companies that own and operate assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products. Such companies may be structured as master limited partnerships (“MLPs”) or taxed as corporations.

Power infrastructure companies are companies involved in the development, ownership, operation, or management of assets and services essential to the generation, transmission, distribution, storage, or consumption of electrical power. Such companies include utilities, independent power producers, transmission and distribution network operators, energy storage providers, and companies offering supporting technologies or services. Power infrastructure companies may generate or handle electricity generated from a wide range of sources, including conventional (such as coal, natural gas and nuclear) and renewable (such as solar, wind, hydroelectric, geothermal and biomass) resources. In addition, these companies may provide infrastructure or services supporting grid modernization, energy efficiency, and the integration of advanced energy technologies.

The fund concentrates in industries in the energy sector.

The sub-adviser considers the “energy sector” to consist of companies involved in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products, electricity or renewable energy (“energy-related assets”). Investments in other issuers in the energy sector will consist of companies that own, operate or provide services to energy-related assets.

Investments by the fund may include securities of any capitalization that are publicly traded on an exchange or in the over-the counter market.

The fund may invest no more than 20% of its total assets in the debt securities of issuers in the energy sector, and no more than 10% of its total assets in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities.

The fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes.

The fund may also invest in foreign securities, but generally will not invest more than 25% of fund assets in foreign securities.

The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to earn income, and for cash management purposes.

The above investment restrictions apply at the time of purchase, and the fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.

The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

The fund attempts to pay quarterly dividends at a relatively consistent level, but there can be no assurance the fund can continue to do so. This dividend practice can be expected to result in the fund returning capital to its shareholders from time to time. When the fund returns capital, the net asset value of your shares in the fund goes down to reflect that. When a distribution includes what the fund estimates to be a return of capital, the fund will send shareholders a written notice. The tax status of certain distributions may be recharacterized at year-end.

The fund is non-diversified.

Transamerica Floating Rate

Principal Investment Strategies: Under normal circumstances the fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”),seeks to achieve the fund’s objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans or floating rate debt securities. Floating rate loans and floating rate debt securities have interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates.

The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of sectors, industries and securities. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, collateral and covenants specific to individual issuers and loans. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine asset class, sector, security, yield curve and duration positions for the fund. The sub-adviser’s research analysts also generally integrate environmental, social and governance (“ESG”) matters within their analytical process for floating rate debt securities, unsecured fixed rate high yield bonds, certain asset-backed securities (including collateralized loan obligations (“CLOs”)), privately issued debt securities issued pursuant to Rule 144A or Regulation S and certain cash equivalents (including corporate commercial paper)alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in certain floating rate loans, certain first lien, senior secured term floating rate loans (“senior loans”) to corporate issuers, partnerships and other entities, certain unsecured floating rate loans and floating rate debt securities, certain second lien floating rate loans, certain subordinated bridge loans, money market instruments, certain other fixed rate debt securities, distressed securities that may be in default and have any or no credit rating, certain foreign borrowers and certain foreign debt securities (including emerging market debt securities), exchange traded funds (“ETFs”), cash, certain cash equivalent securities, asset-backed commercial paper, and repurchase agreements. Consideration of ESG matters is subjective and not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the fund.

The fund will normally primarily invest in senior loans to corporate issuers, partnerships and other entities. The fund can invest in senior loans of any maturity and quality. The majority of the fund’s total assets generally will be invested in floating rate loans or floating rate debt securities rated below investment grade (that is, loans or securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser), and the fund may invest without limitation in such loans and securities. The issuers of the loans in which the fund invests may themselves be rated below investment grade even if the loan itself is not.

The fund may invest up to 15% of its net assets in unsecured floating rate loans and floating rate debt securities and up to 15% of its net assets in second lien floating rate loans. The fund may also invest up to 20% of its net assets in subordinated bridge loans, unsecured fixed rate high yield bonds, money market instruments and other fixed rate debt securities, including distressed securities that may be in default and have any or no credit rating. The fund may invest no more than 10% of its net assets in asset-backed securities (including CLOs), and no more than 5% of its net assets in asset-backed securities that are rated below investment grade.

The fund may invest in loans of foreign borrowers and foreign debt securities, including emerging market debt securities, but expects that the majority of its total assets will be invested in loans and debt securities of U.S. borrowers or issuers. The sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. The fund may invest in ETFs to create exposure to asset classes.

The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

Transamerica Government Money Market

Principal Investment Strategies: The fund is a government money market fund. The fund seeks to maintain a stable net asset value of $1.00 per share by investing in:

•	high-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;

•	repurchase agreements that are fully collateralized by U.S. government securities or cash; and

•	cash.

The fund’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the fund’s total assets (plus the amount of borrowings, if any, for investment purposes) in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations or cash. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations.

The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.

The fund invests in accordance with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission.

The fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. The fund may invest in other government money market funds to the extent permitted by law. If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the sub-adviser has the ability to take temporary defensive positions, it may choose not to do so for a variety of reasons, including during volatile market conditions.

Transamerica High Yield Bond

Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.

Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the sub-adviser). The sub-adviser seeks to achieve high returns for the fund while maintaining a reasonable risk profile.

The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine asset class, sector, security, yield curve and duration positions for the fund. The sub-adviser’s research analysts also generally integrate environmental, social and governance (“ESG”) matters within their analytical process for high-yield bonds, foreign securities (including emerging markets), investment grade bonds, certain asset-backed securities, private residential mortgage-backed securities, certain preferred equity, privately issued debt securities issued pursuant to Rule 144A or Regulation S and certain cash equivalents (including corporate commercial paper) alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in certain bank loans, U.S. Treasury and agency mortgage-backed securities, common equity, cash, certain cash equivalent securities, asset-backed commercial paper, repurchase agreements and money market instruments. Consideration of ESG matters is subjective and not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the fund.

The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities. The sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The fund may also invest in hybrid instruments having both debt and equity characteristics.

The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

Transamerica High Yield Muni

Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes)in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax(“AMT”) applicable to individuals. Interest income from some of the municipal obligations in which the fund may invest may be subject to the AMT. The fund primarily invests in “high yield” municipal bonds under normal market conditions. For this purpose, “high yield” municipal bonds are those rated medium to lower grade. The fund normally invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions. The fund may invest 25% or more of its total net assets in any sector or sub-sector of the municipal bond market.

The fund pursues an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The sub-adviser’s investment process is engineered to seek to exploit mispricing that the sub-adviser aims to identify at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve positioning. Investment decisions are made by the sub-adviser in an effort to maximize total return while balancing portfolio risk.

Medium grade municipal bonds are those rated “A” to “BBB” by Standard & Poor’s Rating Services(“S&P”).Lower-grade municipal bonds (commonly known as “junk bonds”) are those rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by S&P or Fitch, Inc. (“Fitch”) or comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined by the sub-adviser to be of comparable quality).The fund has the flexibility to invest the remainder of its assets in a broad array of issuers across the credit spectrum.

The fund may also invest up to 15% of its net assets in municipal bonds that are distressed securities. Distressed securities are securities that are the subject of bankruptcy proceedings or are rated in the lowest rating categories by at least one independent rating agency (“CC” or lower by S&P or Fitch or “Ca” or lower by Moody’s), or if unrated, judged to be of comparable quality by the sub-adviser. The fund may also invest in higher quality debt securities.

Under normal conditions, the duration of the fund will generally vary between three and 20 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund does not limit the maturity of the securities in which it invests. The maturity of a fixed-income security is the measure of time remaining until the final payment on the security is due. However, under normal circumstances, the fund may focus on longer-term maturities in an effort to capture the higher yields generally associated with such maturities.

The fund may invest more than 25% of its net assets in securities relating to one political subdivision, such as any state or U.S. territory. The fund may, but is not required to, invest in derivative instruments such as options for speculative, hedging, or duration management purposes. The fund may also invest in exchange traded funds (“ETFs”) as well as municipal bond closed-end funds.

The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

The fund is non-diversified.

Transamerica Inflation Opportunities

Principal Investment Strategies: The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by normally investing the fund’s assets primarily in inflation-indexed fixed-income securities issued by domestic and foreign governments, their agencies or instrumentalities, and corporations.

Inflation-indexed fixed-income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed-income security’s principal or the interest income paid on the fixed-income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for All Urban Consumers (“CPI-U”) with respect to domestic issuers.

The fund may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and mortgage-backed and asset-backed securities. The fund also may invest in money market instruments with remaining maturities of one year or less, as well as repurchase agreements, cash and cash equivalents.

The fund may invest in securities of any maturity and does not have a target average duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund normally invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (often referred to as “junk bonds”) rated BB or below by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Corporation or Fitch, Inc., or, if unrated, determined by the sub-adviser to be of comparable quality.

The sub-adviser uses both “top-down” and “bottom-up” analysis to determine security and duration positions for the fund. Both “top-down” and “bottom-up” approaches rely upon the same fundamental, valuation and technical framework and analysis of factors the sub-adviser believes affect pricing, including interest rates, inflation rates, liquidity and currency exposures. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.

The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps (including, but not limited to, interest rate or foreign currency transactions, total return and credit default swaps), provided that the fund’s maximum swap underlying notional value exposure does not exceed 40% of the underlying market value of the fund’s portfolio. The sub-adviser regularly uses currency swaps, futures and/or forwards to hedge non-U.S. dollar currency exposure. These investment strategies may be employed in an effort to either mitigate risk or generate income.

The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

The fund’s investments in securities issued by foreign governments may include securities issued by governments of emerging market countries. The sub-adviser considers emerging market countries as countries that major international financial institutions and financial organizations, such as the World Bank and Bloomberg, generally consider to be less economically mature than developed nations.

Transamerica Intermediate Muni

Principal Investment Strategies Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax(“AMT”) applicable to individuals. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions.

The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The sub-adviser will invest utilizing a process that seeks to maximize total return, while adhering to longer term strategic risk management through a disciplined commitment to the diversification benefits of investment in a number of security types within the municipal bond market. The sub-adviser does this by taking a flexible approach to where it identifies value opportunities regardless of the par value. The sub-adviser also has the flexibility to invest in a broad array of issuers across the credit spectrum, although the fund is expected to have an investment grade bias.

Under normal conditions, the fund’s dollar-weighted duration is more than 3 years and less than 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. A fixed-income security’s maturity is the date at which the security’s issuer legally agrees to repay the principal.

The fund may invest no more than 25% of its net assets in securities of issuers in the same state, political subdivision or U.S. territory. The fund may invest up to 20% of its net assets in taxable investments including U.S. high yield fixed-incomesecurities(commonly known as “junk bonds”) rated B or higher by Standard & Poor’s. Junk bonds are those securities rated below investment grade by at least one nationally recognized statistical rating organization, or, if unrated, determined by the sub-adviser to be of comparable quality.

The fund may, but is not required to, invest in derivative instruments such as options for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”).

Transamerica International Equity

Principal Investment Strategies: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser emphasizes established companies in individual foreign markets and seeks to stress companies and markets that it believes are undervalued. The sub-adviser expects capital growth to be the predominant component of the fund’s total return.

Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 10% of its assets in securities of companies in emerging markets. The sub-adviser seeks to diversify the fund’s investments around the world and within markets in an effort to minimize specific country and currency risks.

The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Index. The sub-adviser also performs rigorous fundamental analysis. The fund is typically composed of approximately 80-120 stocks as a result of this process.

The sub-adviser generally limits the fund’s investment universe to companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.

Transamerica International Focus

Principal Investment Strategies: The fund’s sub-adviser, Sands Capital Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and equity-related securities of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

Equity-related securities include, but are not limited to, investments such as depositary receipts, preferred stock, convertible securities, real estate investment trusts (“REITs”) and warrants. In selecting investments for the fund, the sub-adviser seeks to construct a portfolio of businesses with a broad diversity of growth drivers and an idiosyncratic return stream in an effort to create balanced access to growth businesses, designed to result in a quality growth portfolio with an explicit emphasis on the efficiency of return generation.

The sub-adviser will normally invest the fund’s assets in issuers classified in or economically tied to at least three countries, excluding the United States. The sub-adviser may invest a large percentage of the fund’s assets in a single country, a limited number of countries, or a particular geographic region. The sub-adviser generally classifies an issuer’s primary country in one of the following ways as determined by the sub-adviser: (a) the MSCI Country Classification (i.e., the issuer is included in an index which is representative of that country); (b) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (c) the issuer is organized under the laws of, and maintains a principal office in, that country; (d) the issuer’s primary trading market is located in that country; (e) the issuer derives 50% or more of its total revenues or profits from goods sold or services performed in that country; or (f) the issuer has 50% or more of its assets in that country. The sub-adviser considers emerging markets countries to be those countries not included in the MSCI World Index, as determined by the sub-adviser.

The sub-adviser normally allocates the fund’s investments across a diverse set of industries and sectors, but the sub-adviser may invest a significant percentage of the fund’s assets in issuers of a small number of industries or sectors. The fund typically invests in a relatively small number of companies, and the fund may invest a significant percentage of its assets in securities of a single company.

The sub-adviser utilizes a fundamental, bottom-up, business-focused research approach and seeks to invest the fund’s assets in a concentrated and conviction-weighted portfolio of businesses with the belief most wealth created over the long term is concentrated among a select few businesses. To identify these businesses, the sub-adviser leverages the following six investment criteria:

1. Sustainable above-average earnings growth;

2. Leadership position in a promising business space;

3. Significant competitive advantages;

4. Clear mission and value-added focus;

5. Financial strength; and

6. Rational valuation relative to the market and business prospects.

Companies that the sub-adviser determines may meet all six investment criteria are then screened with in-depth qualitative and quantitative research. The fund’s investments will typically be held for an average term of three to five years, although the fund may hold any investment for any length of time.

The fund may invest up to 5% of its net assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges, such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.

As part of the evaluation of a company, the sub-adviser may consider corporate governance, social, and environmental (collectively, “ESG”) factors when it believes they may be material to the long-term shareowner value-creation potential of the company. The sub-adviser conducts proprietary ESG-related research as part of its evaluation of companies where appropriate and as applicable. The relevance and materiality of ESG factors vary and are dependent on the region, country, industry, and company. The sub-adviser’s analysis of the ESG factors is integrated into the investment decision making process to the extent the sub-adviser believes they may affect a company’s long-term value creation potential. This analysis of ESG factors is subjective, and the sub-adviser may conclude that other attributes of an investment outweigh ESG factors when making investment decisions. The sub-adviser does not evaluate ESG practices with respect to certain fund investments, such as cash and cash equivalents or securities received as part of corporate actions.

Transamerica International Small Cap Value

Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies (“small-cap companies”). The sub-adviser considers small-cap companies to be those with market capitalizations within the range of the MSCI Europe, Australasia and Far East (“EAFE”) Small Cap Index, a benchmark of the fund, at the time of investment. As of December 31, 2024, the market capitalization range of the MSCI EAFE Small Cap Index was between $246 million and $29.7 billion. The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser seeks stocks that it believes are undervalued. The sub-adviser expects capital growth to be the predominant component of the fund’s total return.

Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).Although the fund will emphasize small-cap companies, it may invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its net assets in securities of companies in emerging markets. The sub-adviser defines emerging markets countries as those countries included in the MSCI Emerging Markets Index and other countries with similar emerging market characteristics as determined by the sub-adviser. The sub-adviser seeks to diversify the fund’s investments around the world and within markets in an effort to moderate specific country and currency risks.

The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four factor valuation screen designed to outperform the MSCI EAFE Small Cap Index. The sub-adviser also performs rigorous fundamental analysis. The fund’s portfolio is typically composed of approximately 80-140 securities as a result of this process. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and expected reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the MSCI EAFE Small Cap Index.

Transamerica International Stock

Principal Investment Strategies: The fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies economically tied to countries outside of the U.S. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, convertible preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Issuers considered to be economically tied to countries outside of the U.S. include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business outside of the U.S.; (2) an issuer of securities that are principally traded in one or more markets outside the U.S.; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more countries outside of the U.S., or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity outside of the U.S.; (4) a governmental or quasi-governmental entity of a country outside of the U.S.; (5) an issuer of securities that has been classified as non-U.S. by MSCI; or (6) if not covered by MSCI, an issuer of securities that the sub-adviser reasonably believes would be classified as

non-U.S. by MSCI, based on MSCI’s classification methodology. The fund’s sub-adviser, ClariVest Asset Management LLC (the “sub-adviser”), may consider any one of the six factors when making a determination whether an issuer is “economically tied” to a country outside of the U.S.

In selecting securities for the fund, the fund’s sub-adviser utilizes quantitative tools (including an internally developed algorithm) and qualitative analysis in a “bottom-up” investment process to help identify securities that it believes can improve the fund from a risk-reward perspective, with an emphasis on companies that the sub-adviser views as exhibiting characteristics of accelerating growth, favorable valuation, or both. The sub-adviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals.

The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements. The fund may sell securities when they no longer meet the sub-adviser’s investment criteria and/or to take advantage of what are believed by the sub-adviser to be more attractive investment opportunities.

The fund’s benchmark is the MSCI EAFE Index, which measures large- and mid-cap equity performance across 21 of 23 developed countries, excluding the U.S. and Canada.

Transamerica Large Cap Value

Principal Investment Strategies: Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The fund considers large cap companies to be companies with capitalizations at the time of investment within the range of companies included in the Russell 1000® Index1. As of December 31, 2024, the market capitalization range of the Russell 1000® Index was between approximately $1 billion and $3.5 trillion. The fund’s sub-adviser, Great Lakes Advisors LLC (the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $5 billion. The fund typically holds between 35 and 50 positions. The Russell 3000® Index is the fund’s primary benchmark and the Russell 1000® Value Index is a secondary benchmark of the fund.

The sub-adviser will employ a relative value approach, combining a quantitative screening tool to identify attractive candidate securities with a bottom-up, fundamental research process to select and weight individual securities. The sub-adviser’s proprietary quantitative screening tool is used to narrow the universe of potential investments by comparing stocks to their peers using a combination of factors, including relative valuation, potential for improving business prospects, earnings quality, and short-term price reversal. Valuation is assessed by the sub-adviser on both a relative and absolute basis. Relative valuation compares a stock to comparable assets in order to gauge its value and attractiveness, whereas absolute valuation evaluates a stock’s worth in absolute terms with no consideration regarding the value of other comparable assets. The sub-adviser generally invests in securities it believes to be attractively valued with the potential to exceed investor expectations and may sell securities that no longer meet the fund’s investment criteria. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

The fund will generally invest in companies across a variety of industries and sectors. The fund will normally invest primarily in common stock and depositary receipts. The fund may invest up to 20% of its net assets in non-U.S. securities. The sub-adviser considers non-U.S. securities to include issuers organized or located outside the U.S. and/or that trade primarily in a market located outside the U.S. The fund may invest up to 20% of its net assets in medium capitalization companies.

1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Long Credit

Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s portfolio weighted average duration will normally be more than 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Under normal circumstances, the fund’s portfolio will have a dollar weighted average credit rating of investment grade. Investment grade debt securities carry a rating of at least BBB from Standard &Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the sub-adviser. The fund may invest in securities of any maturity.

The fund may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLOs”), collateralized bond obligations(“CBOs”) and collateralized debt obligations (“CDOs”)),commercial mortgage backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fund’s investments may include debt securities of foreign issuers, including emerging market debt securities. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies. The fund may invest up to 15% of its net assets in emerging market debt securities. The sub-adviser considers emerging markets countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. The fund may invest up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the sub-adviser).

The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine asset class, sector, security, yield curve, and duration positions for the fund. The sub-adviser’s research analysts also generally integrate environmental, social and governance (“ESG”)matters with in their analytical process for investment grade corporate debt securities (including emerging markets), foreign government bonds and notes (including emerging markets), private residential mortgage backed securities, certain asset-backed securities (including CLOs, CBOs and CDOs), CMBS, certain cash equivalents (including corporate commercial paper) and privately issued debt securities issued pursuant to Rule 144A or Regulation S alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, U.S. Treasury and agency securities, municipal bonds, asset-backed commercial paper, repurchase agreements, cash, certain cash equivalent securities and money market instruments. Consideration of ESG matters is subjective and not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the fund.

The fund may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis.

The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

Transamerica Mid Cap Growth

Principal Investment Strategies: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), believes will earn high returns on invested capital, benefit from long term secular growth trends, and meet the sub-adviser’s long term valuation criteria. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index1, a benchmark of the fund. As of December 31, 2024, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $1.67 billion to $172.2 billion. Over time, the capitalizations of the companies in the Russell Midcap® Growth Index will change. As they do, the size of the companies in which the fund invests may change.

The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, generally to a lesser extent, stocks that are traded over-the-counter. The fund normally emphasizes common stocks. The fund may also invest in foreign securities. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of the fund’s assets will be invested in cash and cash equivalents.

1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Mid Cap Value Opportunities

Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies, at the time of purchase, with market capitalizations within the range of companies included in the Russell Midcap® Value Index1, a benchmark of the fund (between approximately $7 billion and $52 billion as of June 30, 2024, the date of the last reconstitution). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund invests primarily in common stocks. The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts. The fund typically invests in a relatively small number of companies.

The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company’s discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

The sub-adviser’s analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.

The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.

1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Short-Term Bond

Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s portfolio weighted average duration will typically range from 1 to 2.5 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Securities in which the fund may invest include:

•	corporate debt securities of U.S. issuers;

•	debt securities of foreign issuers that are denominated in U.S. dollars, including foreign corporate issuers and foreign governments;

•	obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;

•	asset-backed securities and mortgage-backed securities, including commercial mortgage-backed securities; • dollar rolls; and • bank loans.

The fund expects to typically invest no more than 10% of its net assets, but may invest up to 20% of its net assets, in high-yield debt securities (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser). The fund may invest up to 10% of its net assets in emerging market securities. The sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and government debt, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine asset class, sector, security, yield curve and duration positions for the fund. The sub-adviser’s research analysts also generally integrate environmental, social and governance (“ESG”) matters within their analytical process for corporate debt securities of U.S. issuers, debt securities of foreign issuers that are denominated in U.S. dollars (including foreign corporate issuers and foreign governments), emerging markets debt securities, certain asset-backed securities, private residential mortgage-backed securities, commercial mortgage-backed securities, privately issued debt securities issued pursuant to Rule 144A or Regulation S and certain cash equivalents (including corporate commercial paper) alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, dollar rolls, certain bank loans, bank obligations, savings association obligations, derivatives, repurchase agreements, asset-backed commercial paper, cash, certain cash equivalent securities and money market instruments. Consideration of ESG matters is subjective and not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the fund.

The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures (including regularly employing interest rate futures), forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.

The fund may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis.

The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

Transamerica Small Cap Growth

Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations which, at the initial time of purchase, are within the capitalization range of issuers represented within the Russell 2000® Growth Index1, a benchmark of the fund, which as of July 1, 2024, the most recent reconstitution date of the index, was between $16.9 million and $10.0 billion.

The sub-adviser’s approach to security selection seeks quality growth companies by implementing a “bottom-up”, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital.

In addition to the quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment. The fund is managed using the growth style of investing. At any given time, growth stocks may be out of favor and underperform the overall equity market.

The sub-adviser integrates environmental, social and governance (“ESG”) factors into the investment process. The sub-adviser’s approach to ESG is non-concessionary, meaning that performance is not actively sacrificed over any ESG criteria, but that ESG criteria are considered as an integral part of the investment and risk mitigation process. The sub-adviser evaluates a company’s ESG strengths and weaknesses based on its internal research process, public company documents, websites, SEC filings, third-party research, and conversations with management. The sub-adviser seeks to identify financially material ESG risks and/or opportunities for a company and the potential for financial impacts. The sub-adviser’s ESG analysis is subjective and ESG factors are not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of a company outweigh ESG factors when making investment decisions.

The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of the fund’s assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.

1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Small Cap Value

Principal Investment Strategies: The fund’s sub-adviser, Systematic Financial Management, L.P. (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small-capitalization companies. The fund generally considers a small-capitalization company to be a company with a market capitalization within the range of the Russell® 2000 Index1 at the time of initial purchase. As of December 31, 2024, the market capitalization range of the Russell 2000® Index was between $6 million and $14.77 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.

The sub-adviser generally will invest in common stocks of companies with small capitalizations that it views as attractively valued and possess relatively low price/cash flow ratios, low price/ earnings ratios, low price/sales ratios, and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies, and quality of management.

Under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks. The fund may invest up to 10% of its total assets in the securities of foreign issuers, including American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets. The fund may also invest in real estate investment trusts (“REITs”) and may invest up to 5% of its total net assets in exchange traded funds (“ETFs”).

1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Small/Mid Cap Value

Principal Investment Strategies: The fund’s sub-advisers, Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley LLC (the “sub-advisers”), seek to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets).

The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of securities comprising the Russell 2000® Index1 and the Russell Midcap® Index respectively, or within the range of the Russell 2500® Index, whichever is broader at the time of purchase. Over time, the capitalizations of the companies in the index will change. As they do, the size of the companies in which the fund invests may change. As of December 31, 2024, the market capitalization range of securities comprising the Russell 2000® Index was between $6 million and $14.77 billion, the market capitalization range of securities comprising the Russell Midcap® Index was between $352 million and $171.67 billion, and the market capitalization range of securities comprising the Russell 2500® Index was between $6 million and $32.92 billion.

The fund’s investment manager, Transamerica Asset Management, Inc., determines the allocation of the fund’s assets between the fund’s sub-advisers and rebalances the allocation periodically to normally maintain an approximate allocation of 60% of the fund’s assets to Thompson, Siegel & Walmsley LLC and 40% of the fund’s assets to Systematic Financial Management, L.P. The fund emphasizes investments in common stocks.

Thompson, Siegel &Walmsley LLC is the sub-adviser for the mid cap sleeve. In the mid-cap sleeve, the sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Factors one and two of the screen attempt to assess a company’s discount to private market value relative to other mid-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action.

Systematic Financial Management, L.P. is the sub-adviser for the small-cap sleeve. In the small-cap sleeve, the sub-adviser generally will invest in common stocks of companies with small capitalizations that are attractively valued and possess low price cash flow ratios or, in the case of certain financial stocks, low price/earnings ratios and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management.

The fund’s investment methodology unifies what both sub-advisers deem to be the best attributes of quantitative screening and fundamental research in an integrated and repeatable process designed to outperform the Russell 2500® Value Index over the long term. Under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The fund may also invest in real estate investment trusts (“REITs”), and may invest up to 5% of its total net assets in exchange traded funds (“ETFs”).

1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Strategic Income

Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds. For purposes of the 80% investment policy, the fund defines bonds to include fixed-income securities such as U.S. government bonds, inflation-protected securities, international government bonds, municipal bonds, corporate bonds, bank loans (including loan participations and loan assignments), high yield bonds, emerging markets sovereign bonds, emerging market corporate bonds, emerging market local currency debt, asset-backed securities (including collateralized loan obligations (“CLOs”)), mortgage backed securities, commercial mortgage-backed securities and other securitized assets. The fund may invest in investment grade and below investment grade (commonly known as “junk bonds”) fixed-income securities issued by domestic and foreign issuers, including those in emerging market countries. The bonds in which the fund may invest may be issued by governments, their agencies or instrumentalities, and corporate issuers. The fund generally invests in fixed-income securities diversified across multiple sectors.

The fund may invest opportunistically across a broad array of fixed-income sectors including but not limited to asset-backed securities, including CLOs, bank loans (including loan participations and loan assignments), cash/cash equivalents, commercial mortgage-backed securities, corporate bonds, emerging market corporate bonds, emerging market local currency debt, emerging markets sovereign bonds, high yield bonds, inflation-protected securities, international government bonds, municipal bonds, mortgage-backed securities, other securitized assets and U.S. government bonds. Emerging Markets securities are defined as securities issued by companies determined to have an emerging markets country of risk, as determined by the benchmark provider, Bloomberg.

The fund has a broad investment universe that covers multiple sectors, quality grades, and security types. Yield curve exposure can be from U.S. and/or non-U.S. sectors.

The fund will typically hold 35% to 65% of its bond investments in securities that are rated below investment grade (that is, rated by a major agency, such as Standard & Poor’s or Moody’s, at the level of BB or below or, if unrated, determined to be of comparable quality by the sub-adviser).

On a portfolio level, the fund actively manages duration and yield curve positioning. The average portfolio duration of the fund will normally vary from +/-3 years from the Bloomberg US Aggregate Bond Index, the fund’s primary benchmark. During periods of market volatility, duration may deviate outside this range. Duration is a measure of the sensitivity of a security to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Based on fundamental macroeconomic research and the resulting asset allocation output, the fund may rotate between the different fixed-income sectors and may exclude certain sectors based on relative attractiveness. At any given time, the fund may have a substantial amount of its assets in one or more sectors. No fixed income sector is expected to constitute more than 35% of the fund’s net assets. Each sector will be actively managed, with the sub-adviser seeking to establish a well-diversified and risk-managed sub-portfolio in each sector of directly invested securities with no more than 5% invested in any non-government issuer.

Investments in preferred and convertible securities generally will not exceed 15% of the fund’s net assets. The fund may invest up to 10% of its net assets in CLOs. The fund may invest significantly in non-U.S. dollar denominated developed and emerging market bonds on a hedged or unhedged basis.

The fund’s bank loan investments may include senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, and other types of secured or unsecured loans with fixed, floating, or variable interest rates. The fund may also invest in To Be Announced (“TBA”) mortgages and dollar rolls.

The fund may, but is not required to, use derivatives such as swaps, futures, forwards and structured investments, for investment purposes or in an effort to hedge and mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. Swaps, such as interest rate, inflation, total return, or credit default (on indices or individual issues) are allowed as long as the maximum underlying notional value does not exceed 65% of the underlying market value of the fund. When segments are believed to be overvalued, the fund may short indices or individual issues. The fund regularly uses derivatives to hedge interest rate duration and non-U.S. dollar currency exposures in the fund, typically using U.S. Treasury futures and non-U.S. dollar currency forwards and/or swaps, respectively. The fund may use derivatives to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

Transamerica Sustainable Equity Income

Principal Investment Strategies: The fund’s sub-adviser, Aegon Asset Management UK plc (the “sub-adviser”), deploys an active strategy that generally invests in large and middle capitalization U.S. companies, focusing on those that pay dividends and that the sub-adviser views as having a favorable sustainability profile. Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The sub-adviser generally looks to buy stocks and hold them over multi-year periods in an effort to benefit from the compounding effects of increasing dividends.

When selecting dividend-paying stocks, the sub-adviser normally seeks to invest in companies that fall within one of three groupings established by the sub-adviser. One group is “compounders” or those companies that the sub-adviser sees as consistent annual dividend growers with long-term records of growing dividend per-share. A second group is “hoarders” or those companies that are viewed by the sub-adviser as having the operating success and balance sheet strength to potentially increase dividend pay out ratios and positively surprise the market. The third group is “de-equitizers” with capital structures that the sub-adviser believes offer the potential for mergers and acquisitions or share buy-backs.

In addition, the sub-adviser applies its sustainability assessment framework in evaluating each company considered for the fund. The sub-adviser’s Responsible Investment team defines companies as being sustainability “Leaders”, “Improvers”, “Neutrals” or “Laggards” (as further defined below).The sub-adviser will invest at least 85% of the fund’s net assets in stocks of companies with what the sub-adviser views as having positive sustainability credentials, which are companies the sub-adviser’s Responsible Investment team has identified as “Leaders” or “Improvers.” The sub-adviser may invest up to 15% of the fund’s net assets in stocks of companies that the Responsible Investment team views as “Neutral.” The sub-adviser will not invest in companies identified by the Responsible Investment team as “Laggards.”

The sub-adviser maintains an exclusion list containing companies involved in a range of activities that the sub-adviser believes have a negative impact on the environment and/or social factors. These are therefore excluded by the sub-adviser from the investible universe at the start of the investment process, based on the following criteria: adult entertainment (own an adult entertainment company or produce adult entertainment), animal testing (engage in the production or sale of animal tested cosmetics), gambling (derive more than 10% of revenue from gambling), genetic modification (conduct genetic modification for agricultural policies), tobacco (derive more than 10% revenue from tobacco), weapons (produce or sell civilian firearms and firms which manufacture or sell armaments, nuclear weapons or associated products), nuclear power (own a nuclear power facility), fossil fuels (engagement in the extraction of coal and oil) and human rights (companies failing to address serious allegations of violations of international standards on human rights including the use of child forced or bonded labor). In assessing whether an individual company is an eligible investment or excluded based on the exclusionary list, the sub-adviser utilizes Morgan Stanley Capital International (“MSCI”) and Institutional Shareholder Services Inc. (“ISS”) to check revenue exposure to excluded activities. As the fund’s portfolio securities are reviewed during the course of a year, or as material corporate events occur, the sub-adviser utilizes MSCI and ISS to reassess revenue exposures.

Sustainability research by the sub-adviser’s Responsible Investment team, composed of employees of the sub-adviser and certain of its affiliates, forms a key part of the sub-adviser’s investment process. For companies not excluded based on the sub-adviser’s exclusion list, the Responsible Investment team independently conducts sustainability research on each company proposed for investment by the sub-adviser’s investment team. The sustainability research uses a three-dimensional framework to analyze each company, focusing on what the sub-adviser views as material sustainability factors with clear links to risks and opportunities. For each company, this process analyzes (i) its products (what it does), (ii) its practices (how it does it) and (iii) its sustainable improvement (is it improving from a sustainability perspective or does it have credible plans to do so?).The outcome of this analysis is that each company proposed for investment by the sub-adviser’s investment team is classified by its Responsible Investment team as either a sustainability “Leader”, “Improver”, “Neutral” or “Laggard” company.

•

Sustainability “leaders” are companies that the Responsible Investment team believes exhibit top-quartile performance relative to global and regional peers from a combination of positive operational practices and being strategically well positioned with regard to the impact of their products or services. Activities that generate clear positive impact are viewed positively by the team.

•

“Improvers” are companies in which the Responsible Investment team has identified sustainability issues that need to be addressed but where the team believes the company is taking action to address these and is showing clear signs of improvement, or has credible plans to do so.

•

“Neutral” companies are those with products and practices that do not have clear positive sustainability characteristics, but which do not also have a meaningful negative impact on the environment or society, as determined by the sub-adviser’s Responsible Investment team.

•	“Laggards” have, in the Responsible Investment team’s view, a poor product impact and/or have unacceptably low operational standards.

A minimum of 85% of the fund’s net assets will be invested in any combination of companies classified by the sub-adviser’s Responsible Investment team as “Leaders” and “Improvers”. If a company is classified as a “Laggard,” it cannot be held in the fund. The remaining proportion of the fund (constituting a maximum of 15% of the fund’s net assets) may be invested in stocks of companies that are categorized as “Neutral”. The sub-adviser’s Responsible Investment team may reclassify a company should its sustainability analysis of the company change. A change in classification can cause a security to be sold or render a security eligible for investment.

The sub-adviser constructs a portfolio of individual stocks, selected on a “bottom-up” basis, meaning that it selects individual securities based on their specific merits, using fundamental analysis. The fund will typically consist of approximately 35 to 50 stocks with individual position sizes generally ranging from 1% to 10% of the fund’s net assets (10% maximum position weighting). Non-U.S. stocks, including American Depository Receipts (ADRs),are limited to 10% of the fund’s net assets. Annual portfolio turnover is anticipated to normally be less than 40%.

The sub-adviser generally employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents will generally be less than 5% of the fund’s net assets.

The fund may, but is not required to, invest in index-traded futures to equitize cash in order to gain general equity market exposure until investments are made into stocks of individual companies.

All investments by the fund, with the exception of cash, cash equivalents, short-term debt securities, repurchase agreements, money market instruments and index-traded futures, are subject to the sub-adviser’s sustainability assessment framework.

Transamerica US Growth

Principal Investment Strategies: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The fund invests primarily in common stocks of growth oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.

The fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom-up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.

The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy .The fund employs a growth style of investing. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

The initial investment universe is comprised of:

•	Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes[1]
•	Equity securities within the market-cap range of the indexes with historical or projected growth rates greater than the Russell 1000® Index median

1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

•	Stocks that meet other growth criteria as determined by the sub-adviser

Consistent with the fund’s objective and other policies, the fund may, but is not required to, invest to a lesser extent in derivatives, including futures, forwards, options and swaps primarily for cash equitization purposes. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

* * *

Each underlying fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, each fund may take temporary defensive positions in cash and short-term debt securities without limit. Although a fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that a fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Principal Risks of the Underlying Funds

Underlying Fund Name

Principal Risks	Transamerica Bond	Transamerica Capital Growth	Transamerica Core Bond	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Equity	Transamerica Energy Infrastructure
Active Trading	X	X	X	X	X	X
Bank Obligations	X
Capital Markets Access						X
Cash Flow						X
China A-Shares					X
Convertible Securities	X	X			X
Counterparty	X	X	X	X		X
Credit	X	X	X	X		X
Currency	X	X	X	X	X	X
Currency Hedging	X	X	X	X
Cybersecurity	X	X	X	X	X	X
Depositary Receipts		X			X
Derivatives	X	X	X	X
Distressed or Default Securities	X			X		X
Dividend Practice						X
Dollar Rolls	X		X
Emerging Markets	X	X	X	X	X
Energy Sector						X
Equity Securities	X	X			X	X
Extension	X		X	X		X
Fixed Income Securities	X		X	X		X
Floating Rate Loans	X
Focused Investing	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X
Frontier Markets				X	X
Growth Stocks		X
Hedging	X		X
High-Yield Debt Securities	X		X	X		X
Hybrid Instruments				X
Inflation	X		X	X

Principal Risks	Transamerica Bond	Transamerica Capital Growth	Transamerica Core Bond	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Equity	Transamerica Energy Infrastructure
Industry Concentration						X
Inflation-Protected Securities	X		X
Investments in the China Interbank Bond Market				X
Interest Rate	X		X	X		X
IPOs						X
Large Capitalization Companies		X			X	X
Large Shareholder	X	X	X	X	X	X
Leveraging	X	X	X	X		X
Liquidity	X	X	X	X	X	X
Loans	X		X
Management	X	X	X	X	X	X
Market	X	X	X	X	X	X
Master Limited Partnerships						X
Medium Capitalization Companies					X
Mortgage-Related and Asset-Backed Securities	X		X
Municipal Securities	X		X
Non-Diversification				X		X
Preferred Stock	X	X			X
Prepayment or Call	X		X	X		X
Privately Placed and Other Restricted Securities	X		X	X		X
Real Estate Securities					X
REITs					X
Repurchase Agreements	X		X	X		X
SOFR	X		X
Small and Medium Capitalization Companies		X				X
Sovereign Debt	X		X	X
Small Capitalization Companies					X
Structured Instruments	X

Underlying Fund Name

Principal Risks	Transamerica Bond	Transamerica Capital Growth	Transamerica Core Bond	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Equity	Transamerica Energy Infrastructure
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations	X	X	X	X
Tax						X
To Be Announced (TBA) Transactions	X		X
Underlying Exchange-Traded Funds		X			X
U.S. Government Securities	X		X
Valuation	X	X	X	X	X	X
Value Investing					X
Warrants and Rights	X	X
Yield	X		X
Underlying Fund Name
Principal Risks	Transamerica Floating Rate	Transamerica Government Money Market	Transamerica High Yield Bond	Transamerica High Yield Muni	Transamerica Inflation Opportunities	Transamerica Intermediate Muni
Active Trading	X	X	X	X	X	X
Bank Obligations			X
Convertible Securities					X
Counterparty			X	X	X	X
Credit	X	X	X	X	X	X
Currency			X		X
Currency Hedging					X
Cybersecurity	X	X	X	X	X	X
Depositary Receipts
Derivatives				X	X	X
Distressed or Default Securities	X		X	X
Emerging Markets	X		X		X
Energy Sector			X
Equity Securities			X
Extension	X		X	X	X	X
Fixed Income Securities	X	X	X	X	X	X
Floating Rate Loans	X		X			X
Focused Investing	X		X	X	X	X
Foreign Investments	X		X	X	X
Government Money Market Fund		X
High-Yield Debt Securities	X		X	X	X	X
Hybrid Instruments			X
Inflation Protected Securities					X
Inflation			X	X		X
Industry Concentration						X
Interest Rate	X	X	X	X	X	X

Underlying Fund Name

Principal Risks	Transamerica Floating Rate	Transamerica Government Money Market	Transamerica High Yield Bond	Transamerica High Yield Muni	Transamerica Inflation Opportunities	Transamerica Intermediate Muni
IPOs						X
Junior Loans	X
Large Shareholder	X	X	X	X	X	X
Leveraging				X	X	X
Liquidity	X	X	X	X	X	X
Loans	X		X
Management	X	X	X	X	X	X
Market	X	X	X	X	X	X
Money Market Funds					X
Mortgage-Related and Asset-Backed Securities	X		X		X
Municipal Securities				X		X
Non-Diversification				X
Preferred Stock			X
Prepayment or Call	X		X	X	X	X
Privately Placed and Other Restricted Securities	X		X	X	X
Repurchase Agreements	X	X		X	X	X
SOFR	X	X	X		X
Sovereign Debt					X
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations	X		X
Taxable Investments				X		X
Underlying Exchange-Traded Funds	X			X		X
Underlying Government Money Market Funds		X
U.S. Government Securities		X			X
Valuation	X		X	X	X	X
Value Investing
Yield	X	X	X		X
Underlying Fund Name
Principal Risks	Transamerica International Equity	Transamerica International Focus	Transamerica International Small Cap Value	Transamerica International Stock	Transamerica Large Cap Value	Transamerica Long Credit
Active Trading	X	X	X	X	X	X
China A-Shares		X
Convertible Securities		X
Counterparty						X
Credit						X
Currency	X	X	X	X	X	X
Currency Hedging
Cybersecurity	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X

Principal Risks	Transamerica International Equity	Transamerica International Focus	Transamerica International Small Cap Value	Transamerica International Stock	Transamerica Large Cap Value	Transamerica Long Credit
Distressed or Default Securities						X
Emerging Markets	X	X	X			X
Energy Sector
Equity Securities	X	X	X	X	X
Extension						X
Fixed Income Securities						X
Foreign Investments	X	X	X	X	X	X
Focused Investing	X	X	X		X	X
Growth Stocks	X	X		X
High-Yield Debt Securities						X
Inflation						X
Inflation-Protected Securities						X
Interest						X
Large Capitalization Companies	X	X		X	X
Large Shareholder	X	X	X	X	X	X
Leveraging
Liquidity	X	X	X	X	X	X
Loans
Management	X	X	X	X	X	X
Market	X	X	X	X	X	X
Medium Capitalization Companies			X	X	X	X
Model and Data				X
Mortgage-Related and Asset-Backed Securities						X
Municipal Securities						X
Preferred Stock		X		X
Prepayment or Call						X
Privately Placed and Other Restricted Securities						X
Real Estate Securities		X
REITs		X
Repurchase Agreements						X
Small Capitalizations Companies			X	X
Small and Medium Capitalization Companies	X	X
Sovereign Debt						X
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations		X				X
To Be Announced (TBA) Transactions						X

Principal Risks	Transamerica International Equity	Transamerica International Focus	Transamerica International Small Cap Value	Transamerica International Stock	Transamerica Large Cap Value	Transamerica Long Credit
Underlying Exchange-Traded Funds				X
U.S. Government Securities						X
Valuation	X	X	X	X	X	X
Value Investing	X		X	X	X
Warrants and Rights		X		X		X
Yield						X
Underlying Fund Name
Principal Risks	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities	Transamerica Short-Term Bond	Transamerica Small Cap Growth
Active Trading	X	X	X	X
Asset Class Allocation
Bank Obligations			X
Convertible Securities		X
Counterparty	X		X
Credit	X		X
Currency	X	X	X	X
Currency Hedging
Cybersecurity	X	X	X	X
Depositary Receipts		X		X
Derivatives			X
Dollar Rolls			X
Emerging Markets			X
Equity Securities	X	X		X
ESG Integration Data				X
Extension			X
Fixed Income Securities			X
Floating Rate Loans			X
Focused Investing	X
Foreign Investments	X	X		X
Foreign Investments			X
Growth Stocks	X			X
Hedging			X
High-Yield Debt Securities			X
Inflation			X
Inflation-Protected Securities			X
Interest Rate			X
Large Capitalization Companies		X
Large Shareholder	X	X	X	X
Leveraging	X		X
Liquidity	X	X	X	X
Loans			X
Management	X	X	X	X
Market	X	X	X	X

Principal Risks	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities	Transamerica Short-Term Bond	Transamerica Small Cap Growth
Medium Capitalization Companies	X	X
Mortgage-Related and Asset-Backed Securities			X
Municipal Securities
Preferred Stock	X	X
Prepayment or Call			X
Privately Placed and Other Restricted Securities			X
Repurchase Agreements	X
Small Capitalizations Companies	X	X		X
SOFR			X
Sovereign Debt			X
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations			X	X
To Be Announced (TBA) Transactions			X
Underlying Exchange-Traded Funds
U.S. Government Securities			X
Valuation	X	X	X	X
Value Investing		X
Yield			X
Underlying Fund Name
Principal Risks	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Strategic Income	Transamerica Sustainable Equity Income	Transamerica US Growth
Active Trading	X	X	X	X	X
Asset Class Allocation
Bank Obligations			X
Convertible Securities			X
Counterparty		X	X	X	X
Credit			X	X	X
Currency	X	X	X	X	X
Currency Hedging			X
Cybersecurity	X	X	X	X	X
Depositary Receipts	X	X		X	X
Derivatives			X	X	X
Dividend Paying Stock				X
Dollar Rolls			X

Principal Risks	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Strategic Income	Transamerica Sustainable Equity Income	Transamerica US Growth
Emerging Markets			X
Equity Securities	X	X	X	X	X
ESG Integration Data
Extension			X
Fixed Income Securities			X
Floating Rate Loans			X
Focused Investing			X	X
Foreign Investments	X	X	X	X	X
Growth Stocks					X
Hedging			X
High-Yield Debt Securities			X
Inflation-Protected Securities			X
Interest Rate			X
Large Capitalization Companies				X	X
Large Shareholder	X	X	X	X	X
Leveraging			X	X	X
Liquidity	X	X	X	X	X
Loans			X
Management	X	X	X	X	X
Market	X	X	X	X	X
Master Limited Partnerships
Medium Capitalization Companies		X		X
Money Market Funds			X
Mortgage-Related and Asset-Backed Securities			X
Municipal Securities			X
Non-Diversification
Preferred Stock			X
Prepayment or Call			X
Privately Placed and Other Restricted Securities			X
Real Estate Securities	X	X
REITs	X	X
Repurchase Agreements		X	X
Short Sales			X
Small Capitalizations Companies	X	X
Small and Medium Capitalization Companies					X
Sovereign Debt			X

Underlying Fund Name
Principal Risks	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Strategic Income	Transamerica Sustainable Equity Income	Transamerica US Growth
Sustainability Data				X
Sustainability Investing				X
Structured Instruments			X
To Be Announced (TBA) Transactions			X
Underlying Exchange-Traded Funds	X	X
U.S. Government Securities			X
Valuation	X	X	X	X	X
Value Investing	X	X		X
Warrants and Rights
Yield			X

PART B

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA ASSET ALLOCATION – CONSERVATIVE PORTFOLIO

TRANSAMERICA ASSET ALLOCATION – MODERATE PORTFOLIO

TRANSAMERICA ASSET ALLOCATION – MODERATE GROWTH PORTFOLIO

TRANSAMERICA ASSET ALLOCATION – GROWTH PORTFOLIO

(each, a “Destination Fund” and together, the “Destination Funds”)

1801 California Street, Suite 5200

Denver, Colorado 80202

(Toll free) 1-888-233-4339

STATEMENT OF ADDITIONAL INFORMATION

MAY 7, 2025

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined Information Statement and Prospectus dated May 7, 2025 (the “Information Statement/Prospectus”), which relates to Class R3 shares of the Destination Funds to be issued in exchange for Class R3 shares of Transamerica ClearTrack® 2025, Transamerica ClearTrack® 2030, Transamerica ClearTrack® 2035, Transamerica ClearTrack® 2040, Transamerica ClearTrack® 2045, Transamerica ClearTrack® 2050 and Transamerica ClearTrack® Retirement Income (each, a “Target Fund” and together, the “Target Funds”) (the “Reorganizations”), as applicable and shown below. Please retain this SAI for further reference.

To obtain a copy of the Information Statement/Prospectus, free of charge, please write to the Destination Funds at the address set forth above or call the Destination Funds at the number set forth above.

The following table indicates the Target Funds and Destination Funds (together, the “Funds”) involved in each Reorganization.

Target Fund - Class R3 Shares	Destination Fund - Class R3 Shares*
Transamerica ClearTrack® Retirement Income Transamerica ClearTrack® 2025	Transamerica Asset Allocation – Conservative Portfolio

Transamerica ClearTrack® 2030	Transamerica Asset Allocation – Moderate Portfolio
Transamerica ClearTrack® 2035 Transamerica ClearTrack® 2040	Transamerica Asset Allocation – Moderate Growth Portfolio
Transamerica ClearTrack® 2045 Transamerica ClearTrack® 2050	Transamerica Asset Allocation – Growth Portfolio

* The Destination Funds also offer Class A, Class C, Class I and Class R shares. This SAI relates only to the Class R3 shares of each Destination Fund to be issued in the Reorganizations.

B-1

TABLE OF CONTENTS

INTRODUCTION	3
DOCUMENTS INCORPORATED BY REFERENCE	3
SUPPLEMENTAL FINANCIAL INFORMATION	3

B-2

INTRODUCTION

This SAI is intended to supplement the Information Statement/Prospectus relating specifically to the proposed transfer of all of the assets of each Target Fund to, and the assumption of the liabilities of each Target Fund by, the applicable Destination Fund in exchange for shares of the applicable Destination Fund as shown in the table on the cover page of this SAI.

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1. The Funds’ Statement of Additional Information dated March 1, 2025, as filed with the SEC on February 28, 2025 (File Nos. 811-04556 and 033-02659; Accession No. 0001193125-25-042266), is incorporated herein by reference.

2. The Funds’ report for the fiscal year ended October 31, 2024, as filed on Form N-CSR on January 6, 2025 (File No. 811-04556; Accession No. 0001193125-25-002109), is incorporated herein by reference.

SUPPLEMENTAL FINANCIAL INFORMATION

The information under this section is intended to comply with the requirements of Rule 6-11 under Regulation S-X. Rule 6-11(d)(2) requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of each Destination Fund are not included in this SAI.

The Information Statement/Prospectus relating to the Reorganizations includes tables showing the current fees of each Destination Fund and each Target Fund and pro forma fees for each Destination Fund after giving effect to the applicable Reorganization(s).

None of the Reorganizations will result in a material change to the applicable Target Fund’s investment portfolio due to the investment restrictions of the corresponding Destination Fund. As a result, a schedule of investments of each Target Fund modified to show the effects of any such change is not required and is not included. Notwithstanding the foregoing, changes may be made to each Target Fund’s portfolio in advance of the applicable Reorganization and/or each Destination Fund’s portfolio following the applicable Reorganization, including sales of portfolio securities by the Destination Funds to ensure compliance with their principal investment strategies.

There are no material differences in the accounting policies of the Target Funds as compared to those of the Destination Funds.

B-3